UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. ___)

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Macy’s, Inc.

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THE WORLD'S LARGEST STORE
macy's
macy's
Paradise Calling

macy's inc

2022

# NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

FISCAL YEAR 2021

$24.5B	net sales	35%	digital penetration	725	locations across brands

44M	active Macy’s brand customers	~88,000	Colleagues

151 West 34th Street, New York, New York 10001

TO THE SHAREHOLDERS:

I invite you to attend Macy’s 2022 Annual Meeting of Shareholders scheduled for Friday, May 20, 2022, 11:00 a.m., Eastern Time (the “Annual Meeting”). This year’s Annual Meeting will be completely virtual and conducted electronically via live webcast. You will be able to attend the Annual Meeting, vote and submit your questions in advance of or during the Annual Meeting by visiting www.virtualshareholdermeeting.com/M2022. To participate in the Annual Meeting, you must have your 16-digit control number shown on your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction card if you receive the proxy materials by mail.

We believe that hosting a virtual Annual Meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate more effectively with our shareholders, and reduces the cost and environmental impact of the Annual Meeting.

We are also pleased to save costs and help protect the environment by once again using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you can access electronic copies of the proxy statement and our Annual Report on Form 10-K for the fiscal year ended January 29, 2022 and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials and proxy card.

Your vote is important and we want your shares to be represented at the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, we hope you will vote as soon as possible. We encourage you to read the proxy statement and cast your vote promptly. You may vote in advance of the Annual Meeting by telephone or over the Internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction card if you requested or received printed proxy materials.

We appreciate your continued confidence in and support of Macy’s, Inc.

Sincerely,

JEFF GENNETTE
Chairman and Chief Executive Officer

April 1, 2022

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY.

NOTICE OF THE 2022 ANNUAL MEETING OF SHAREHOLDERS OF MACY’S, INC.

WHEN	WHERE	RECORD DATE
May 20, 2022 11:00 a.m. Eastern Time	The Annual Meeting will be held virtually via live webcast and can be accessed online at www.virtualshare holdermeeting.com/M2022	Shareholders of record at the close of business on March 24, 2022 are entitled to notice of, and to attend and vote during the Annual Meeting

ITEMS OF BUSINESS
1	Election of 13 directors named below to Macy’s board of directors to serve until the next annual meeting
	• Francis S. Blake	• Marie Chandoha	• Jill Granoff	• Sara Levinson
	• Torrence N. Boone	• Deirdre P. Connelly	• Leslie D. Hale	• Paul C. Varga
	• John A. Bryant	• Jeff Gennette	• William H. Lenehan	• Tracey Zhen
• Ashley Buchanan

2	Ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 28, 2023
3	Advisory vote to approve named executive officer compensation
4	Approval of the Macy’s, Inc. Employee Stock Purchase Plan
Transaction of any other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting

PROXY VOTING FOR REGISTERED HOLDERS (shares are held in your own name)

www.virtualshare holdermeeting.com/ M2021	at 1 (800) 690-6903	www.proxyvote.com	Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	QR code with your mobile device
Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2022	by telephone 24/7 at 1 (800) 690-6903	over the Internet 24/7 at www.proxyvote.com	by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	by scanning the QR code with your mobile device

If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You can vote by returning your voting instruction card, or by following the instructions for voting via telephone or the internet, as provided by the broker or other organization. Street name holders may also vote online during the Annual Meeting.

If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

NOTICE OF THE 2022 ANNUAL MEETING OF SHAREHOLDERS OF MACY’S, INC.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning your proxy card or voting instruction card promptly, or by voting by telephone or over the Internet, prior to the Annual Meeting to ensure that your shares will be represented.

VIRTUAL MEETING PARTICIPATION

Any shareholder can attend and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/M2022. The webcast will start at 11:00 a.m. Eastern Time. You will need the 16-digit control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction card if you receive printed proxy materials) to vote and submit questions in advance of or during the Annual Meeting.

Additional information on how you can attend and participate in the virtual Annual Meeting is set forth under “Annual Meeting and Voting Information” in the accompanying proxy statement.

By Order of the Board of Directors,

ELISA D. GARCIA
Secretary

April 1, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2022.

The Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended January 29, 2022 are available at www.proxyvote.com and www.macysinc.com. Proxy materials or a Notice of Internet Availability of Proxy Materials are first being made available, released, or mailed to shareholders on April 1, 2022.

VOLUNTARY ELECTRONIC DELIVERY OF PROXY MATERIALS

We encourage our shareholders to enroll in voluntary e-delivery for future proxy materials. Electronic delivery is convenient and provides immediate access to these materials. This will help us save printing and mailing expenses and reduce our impact on the environment. Follow the simple instructions at www.proxyvote.com.

PROXY STATEMENT

1	PROXY STATEMENT
1	PROXY SUMMARY
5	ITEM 1. ELECTION OF DIRECTORS
6	Nominees for Election as Directors
13	FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
13	Attendance at Board Meetings
13	Communications with the Board
13	Shareholder Engagement
13	Director Independence
14	Board Leadership Structure
15	Lead Independent Director
16	Risk Oversight
17	Committees of the Board
20	Director Nomination and Qualifications
22	Skills Matrix
24	Director Nominations by Shareholders
25	Retirement Policy
25	Resignation Policy
25	Corporate Governance Principles and Code of Business Conduct and Ethics
25	Fiscal 2021 Director Compensation Program
26	Director Retirement Plan
26	Director Compensation Program Review
27	Fiscal 2021 Non-Employee Director Compensation Table
28	Director Stock Ownership Guidelines; Hedging/Pledging Policy
29	CORPORATE RESPONSIBILITY
29	Our Approach To Corporate Responsibility and ESG
30	Highlights
33	ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
33	Fees Paid to Independent Registered Public Accounting Firm
34	Policy and Procedures for Pre-Approval of Non-Audit Services by Outside Auditors
35	REPORT OF THE AUDIT COMMITTEE
36	ITEM 3. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
37	ITEM 4. APPROVAL OF THE MACY’S, INC. EMPLOYEE STOCK PURCHASE PLAN
41	COMPENSATION COMMITTEE REPORT
42	COMPENSATION DISCUSSION & ANALYSIS
42	Executive Summary
44	2022 Compensation Program Design Highlights
45	Summary of March 2022 Compensation Actions
46	Highlights of Our Executive Compensation Program
49	2021 Short-Term and Long-Term Incentive Programs
50	Executive Compensation Practices
51	The Key Elements of Executive Compensation
55	How We Determine Executive Compensation
56	How We Set Executive Compensation
57	Executive Compensation Governance
59	Non-GAAP Metrics
60	Forwarding Looking Statements
61	COMPENSATION OF THE NAMED EXECUTIVES FOR 2021
61	Our Named Executive Officers
63	2021 Summary Compensation Table
64	Plan-Based Awards
69	Post Retirement Compensation
73	Potential Payments Upon Termination or Change in Control
80	CEO Pay Ratio
81	OUR COLLEAGUE COMPENSATION PHILOSOPHY
82	STOCK OWNERSHIP
84	POLICY ON RELATED PERSON TRANSACTIONS
86	ANNUAL MEETING AND VOTING INFORMATION
86	Virtual Annual Meeting
86	Record Date
86	Confidential Shareholder Voting Policy
87	Quorum
87	Vote Required For Each Proposal and Board Recommendation
87	Majority Vote Standard for Director Election
88	Broker Non-Votes
88	Methods of Voting
89	Revoking Your Proxy
89	Electronic Delivery of Proxy Statement and Annual Report
89	Shareholders Sharing the Same Address
90	SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS
91	OTHER MATTERS
93	APPENDIX A MACY’S, INC. EMPLOYEE STOCK PURCHASE PLAN

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    i

PROXY STATEMENT

We are providing the enclosed proxy materials to you in connection with the solicitation by the board of directors (the Board) of Macy’s, Inc. (Macy’s or the Company) of proxies to be voted at the Annual Meeting of Shareholders to be held on May 20, 2022 (the Annual Meeting). We began giving these proxy materials to our shareholders on April 1, 2022.

PROXY SUMMARY

This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all the information you should consider. You should read the entire proxy statement carefully before voting.

2022 ANNUAL MEETING OF SHAREHOLDERS

WHEN	WHERE	RECORD DATE
May 20, 2022 11:00 a.m. Eastern Time	The Annual Meeting will be held virtually via live webcast and can be accessed online at www.virtualshare holdermeeting.com/M2022	Shareholders of record at the close of business on March 24, 2022 are entitled to notice of, and to attend and vote during the Annual Meeting

PROXY VOTING FOR REGISTERED HOLDERS (shares are held in your own name)

Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2022	by telephone 24/7 at 1 (800) 690-6903	over the Internet 24/7 at www.proxyvote.com	by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	by scanning the QR code with your mobile device

If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You can vote by returning your voting instruction card, or by following the instructions for voting via telephone or the internet, as provided by the broker or other organization. Street name holders may also vote online during the Annual Meeting. If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    1

PROXY SUMMARY

VOTING MATTERS

Item					Board’s Recommendation	See page
1	Election of 13 directors named below to Macy’s board of directors to serve until the next annual meeting
	• Francis S. Blake	• Marie Chandoha	• Jill Granoff	• Sara Levinson	FOR each nominee	6
	• Torrence N. Boone	• Deirdre P. Connelly	• Leslie D. Hale	• Paul C. Varga
	• John A. Bryant	• Jeff Gennette	• William H. Lenehan	• Tracey Zhen
	• Ashley Buchanan
2	Ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 28, 2023				FOR	33
3	Advisory vote to approve named executive officer compensation				FOR	36
4	Approval of the Macy’s, Inc. Employee Stock Purchase Plan				FOR	37

CORPORATE GOVERNANCE HIGHLIGHTS

We believe that good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and our shareholders. Our corporate governance policies and practices include:

HIGHLIGHTS OF CORPORATE GOVERNANCE

12 of 13 Director nominees are independent	Lead independent director
Annual Board and Committee evaluations	Majority voting in uncontested director elections
Annual election of all directors	No shareholder rights plan
Board and Committee oversight of risk	Policy prohibiting pledging and hedging ownership of Macy’s stock
Confidential shareholder voting policy	Proxy access
Director resignation policy	Regular executive sessions of independent directors
Director retirement policy	Share ownership guidelines for directors and executive officers
Diverse Board in terms of gender, ethnicity, experience and skills	One share, one vote policy
Independent Board Committees

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PROXY SUMMARY

NOMINEES FOR DIRECTOR

	Finance/Accounting Corporate Governance	Retail Risk Management
			Director			Other Current Public Company	Key Committee Membership*
Name/Age	Experience		Since	Principal Occupation	Independent	Boards	A	CMD	F	NCG
Francis S. Blake (72)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Global/ International • Retail • Risk Management	2015	Former Chairman and CEO, The Home Depot, Inc.		1
Torrence N. Boone (52)	• Senior Leadership • Global/International • Retail • Marketing/Brand Management	• eCommerce • Investment Banking	2019	Vice President, Global Client Partnerships, Alphabet Inc.		0
John A. Bryant (56)	• Senior Leadership • Finance/Accounting • Corporate Governance • Global/International	• Retail • Risk Management • Cybersecurity	2015	Former Chairman, President and CEO, Kellogg Company		3
Ashley Buchanan (48)	• Senior Leadership • Finance/Accounting • Retail • Marketing/Brand Management	• eCommerce • Supply Chain • Global sourcing	2021	CEO, The Michaels Companies, Inc.		2
Marie Chandoha (60)	• Senior Leadership • Finance/Accounting • Corporate Governance • Investment Banking	• Capital Markets • Risk Management • Technology Innovation	2022	Former President and Chief Executive Officer, Charles Schwab Investment Management, Inc.		1
Deirdre P. Connelly (61)	• Senior Leadership • Human Resources • Global/International	• Marketing/Brand Management	2008	Former President, North American Pharmaceuticals, GlaxoSmithKline		2
Jeff Gennette (60)	• Senior Leadership • Retail • Marketing/Brand Management	• eCommerce • Risk Management	2016	Chairman of the Board and CEO, Macy’s, Inc.		0
Jill Granoff (59)	• Senior Leadership • Corporate Governance • Retail	• Global/International • eCommerce • Brand Management	2022	Managing Partner, Eurazeo and Chief Executive Officer, Eurazeo Brands		0
Leslie D. Hale (49)	• Senior Leadership • Finance/Accounting • Investment Banking & Real Estate	• Investor Relations • Risk Management	2015	President and CEO, RLJ Lodging Trust		1
William H. Lenehan (45)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Investment Banking & Real Estate • Risk Management	2016	President and CEO, Four Corners Property Trust, Inc.		1
Sara Levinson (71)	• Senior Leadership • Corporate Governance	• Marketing/Brand Management • eCommerce	1997	Co-Founder and Director, Katapult		1
Paul C. Varga (58)	• Senior Leadership • Finance/Accounting • Corporate Governance • Global/International	• Retail • Marketing/Brand Management • Risk Management	2012	Former Chairman and CEO, Brown-Forman Corporation		1
Tracey Zhen (45)	• Senior Leadership • eCommerce • Finance/Accounting	• Investment Banking	2021	President, Zipcar, a subsidiary of Avis Budget Group, Inc.		0

Committee Information:

A	Audit	CMD	Compensation and Management Development	Committee Chair
F	Finance	NCG	Nominating and Corporate Governance	Committee Member

*Marna C. Whittington, who is currently serving as a Non-Employee Director, has not been nominated to stand for reelection and will retire from the Board as of the date of the Annual Meeting in accordance with our director retirement policy. Ms. Whittington is currently the Chair of the Finance Committee.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    3

PROXY SUMMARY

Our director nominees provide an effective mix of experience and perspectives, as well as gender, age and racial/ethnic diversity.

EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program and our methodology for setting pay opportunities and approving payouts are discussed in the Compensation Discussion & Analysis (CD&A on page 42).

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ITEM 1. ELECTION OF DIRECTORS

In accordance with the recommendation of the Nominating and Corporate Governance (NCG) Committee, the Board has nominated the following individuals for election as directors. Each nominee is currently a member of the Board. If elected, each nominee will serve for a one-year term expiring at our annual meeting of shareholders in 2023 or until his or her successor is duly elected and qualified.

Marna C. Whittington, who has served as a director since June 1993, has not been nominated to stand for reelection and will retire from the Board as of the date of the Annual Meeting in accordance with our director retirement policy. We thank Dr. Whittington for her many years of service to Macy’s and our shareholders. Effective as of the Annual Meeting, the Board has approved the reduction of the size of the Board from fourteen to thirteen members.

Information regarding the director nominees is set forth below. Ages are as of March 24, 2022. The criteria considered and process undertaken by the NCG Committee in recommending qualified director candidates is described under “Further Information Concerning the Board of Directors — Director Nomination and Qualifications.”

Each nominee has agreed to serve if elected. If any nominee becomes unavailable to serve before the Annual Meeting, the Board may designate a substitute nominee and the persons named as proxies may, in their discretion, vote your shares for the substitute nominee. Alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting.

The Board recommends that you vote FOR the election of each of the nominees named below, and your proxy will be so voted unless you specify otherwise.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    5

ITEM 1. ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS:

COMMITTEES • CMD (Chair) • Finance OTHER CURRENT PUBLIC DIRECTORSHIPS • Delta Air Lines, Inc. PREVIOUS PUBLIC DIRECTORSHIPS DURING LAST FIVE YEARS • The Procter & Gamble Company (until 2021)	FRANCIS S. BLAKE	Director since November 2015
FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE HOME DEPOT, INC.
Age 72 | Independent

CURRENT AND PAST POSITIONS

•

Chairman of The Home Depot, Inc., a multinational home improvement retailer, from2007 until his retirement in 2015.

•

Chief Executive Officer of The Home Depot, Inc. from 2007 to 2014.

•

Vice Chairman of The Home Depot, Inc. from 2006 to 2007.

•

Executive Vice President — Business Development and Corporate Operations of The Home Depot, Inc. from 2002 to2007. In this position, Mr. Blake was responsible for the company’s real estate, store construction, credit services, strategic business development, growth initiatives, and international and home services businesses.

•

Prior to his affiliation with The Home Depot, Inc., Mr. Blake served in a variety of executive positions at General Electric Company from 1992 to 2001, including as Senior Vice President, Corporate Business Development in charge of all worldwide mergers, acquisitions and dispositions and identification of strategic growth opportunities.

•

U.S. Deputy Secretary of Energy from 2001 to 2002.

KEY QUALIFICATIONS, EXPERIENCE AND ATTRIBUTES

Mr. Blake has extensive leadership experience as a former Chief Executive Officer and senior executive of large publicly-traded companies with global operations. He has extensive background in strategy and general management of large organizations and significant knowledge of the retail consumer industry, supply chain, merchandising, customer service, growth initiatives, and evolving market practices. Mr. Blake has several years of valuable experience as a public company board member and expertise in finance, risk management, strategy and governance through his service on board committees.

COMMITTEES • Audit • NCG PREVIOUS PUBLIC DIRECTORSHIPS DURING LAST FIVE YEARS • The Finish Line, Inc. (until 2018)	TORRENCE N. BOONE	Director since December 2019
VICE PRESIDENT, GLOBAL CLIENT PARTNERSHIPS, ALPHABET INC.
Age 52 | Independent

CURRENT AND PAST POSITIONS

•

Vice President, Global Client Partnerships of Alphabet Inc., a multinational technology company, since 2010.

•

CEO of Enfatico, a full-service, integrated agency, from 2008 to 2010.

•

Senior executive at Digitas from 2001 to 2008 and previously at Avenue A (now Razorfish).

•

Mr. Boone began his career at Bain & Company where he was a senior manager and advised a broad range of clients on corporate and business strategy, mergers and acquisitions, new product development and interactive strategy.

KEY QUALIFICATIONS, EXPERIENCE AND ATTRIBUTES

Mr. Boone has many years of experience in advertising, marketing and technology and is a seasoned professional in the ad agency world. Mr. Boone is a leader in the advertising/marketing industry and has been recognized as an advocate for ethnic diversity and inclusion in education and business. Mr. Boone has a depth of knowledge and experience in digital marketing.

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ITEM 1. ELECTION OF DIRECTORS

COMMITTEES

•

Audit (Chair)

•

Finance

OTHER CURRENT
PUBLIC
DIRECTORSHIPS

•

Compass Group PLC

•

Ball Corporation

•

Coca-Cola Europacific
Partners PLC

PREVIOUS PUBLIC
DIRECTORSHIPS
DURING LAST FIVE
YEARS

•

Kellogg Company
(until 2018)

JOHN A. BRYANT	Director since March 2015
FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF KELLOGG COMPANY
Age 56 | Independent

CURRENT AND PAST POSITIONS

•

Chairman of the Board of Kellogg Company, a multinational cereal and snack food producer, from 2014 to 2018.

•

Retired as President and Chief Executive Officer of Kellogg Company in 2017 having served in that role since 2011.

•

Member of the Board of Kellogg Company from 2010 to 2018.

•

Held various operating roles, including President Kellogg International, President Kellogg North America, and Chief Operating Officer, Kellogg Company, from 2006 to 2011.

•

Chief Financial Officer of Kellogg Company from 2002 to 2004 and again from 2006 to 2009.

•

Mr. Bryant joined Kellogg Company in 1998 and was promoted during the next four years to a number of key financial and executive leadership roles.

•

Mr. Bryant was a trustee of the W. K. Kellogg Foundation Trust from 2015 to 2018.

KEY QUALIFICATIONS, EXPERIENCE AND ATTRIBUTES

Mr. Bryant has many years of leadership experience as a Chief Executive Officer, Chief Financial Officer and senior executive of a large public company with global operations. He has extensive knowledge and expertise in accounting and financial matters, branded consumer products and consumer dynamics, crisis management, international markets, people management, the retail environment and strategy, strategic planning and cybersecurity. In addition, Mr. Bryant has several years of valuable experience as a public company board member.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    7

ITEM 1. ELECTION OF DIRECTORS

Committees • Audit Other Current Public Directorships • The Michaels Companies, Inc. • TreeHouse Foods, Inc.	ASHLEY BUCHANAN	Director since October 2021
Chief executive officer of The Michaels Companies, Inc.
Age 48 | Independent

Current and Past Positions

•

Chief Executive Officer of The Michaels Companies, Inc., an arts and crafts specialty retailer, since 2020.

•

Member of The Michaels Companies, Inc. board of directors since 2020.

•

President and Chief Executive Officer Designate of The Michaels Companies, Inc. during 2020.

•

Executive Vice President and Chief Merchandising Officer of Walmart, Inc., U.S. eCommerce from 2019 to 2020.

•

Executive Vice President and Chief Merchandising Officer of Walmart, Inc., Sam’s Club from 2017 to 2019.

•

Mr. Buchanan joined Walmart, Inc. in 2007 as Vice President, Walmart Innovations and was promoted to various senior operating roles including Senior Vice President, Dry Grocery from 2016 to 2017 and Senior Vice President, Snacks and Beverages from 2014 to 2016.

•

Finance Manager at Dell, Inc. from 2004 to 2007.

•

Manager, Retail Practice at Accenture LLP from 1999 to 2004.

Key Qualifications, Experience and Attributes

Mr. Buchanan has many years of leadership experience as a Chief Executive Officer and senior executive of large publicly-traded companies with global operations. Mr. Buchanan has extensive background in merchandising and general management of large organizations and significant knowledge of the retail consumer industry, e-commerce, global sourcing, brand strategy, pricing and supply chain.

OTHER CURRENT Public Directorships • State Street Corporation	MARIE CHANDOHA	Director since April 2022
former president and chief executive officer, charles schwab investment management, inc.
Age 60 | Independent

Current and Past Positions

•

President and Chief Executive Officer of Charles Schwab Investment Management, Inc., a subsidiary of The Charles Schwab Corporation, a brokerage and wealth management firm, from 2010 to 2019.

•

Managing Director and Global Head, Fixed Income Business of BlackRock, Inc. from 2009 to 2010, and Global Head, Fixed Income Business of Barclays Global Investors, Inc. (acquired by BlackRock, Inc. in 2009) from 2007 to 2009.

•

Co-Head and Senior Portfolio Manager, Montgomery Fixed Income of Wells Capital Management Incorporated from 1999 to 2007.

•

Senior Bond Strategist of The Goldman Sachs Group, Inc. from 1996 to 1999.

•

Held various leadership positions at Credit Suisse Group AG from 1986 to 1996.

Key Qualifications, Experience and
Attributes

Ms. Chandoha has many years of leadership experience as a former Chief Executive Officer and senior executive in the financial services industry. She has extensive knowledge and experience in investment management, capital markets, governance and risk management. Ms. Chandoha has several years of valuable experience as a public company board member and expertise in finance, risk and technical and operational innovation.

8    investors.macysinc.com

ITEM 1. ELECTION OF DIRECTORS

COMMITTEES • CMD • NCG (Chair) OTHER CURRENT PUBLIC DIRECTORSHIPS • Lincoln National Corporation • Genmab A/S	DEIRDRE P. CONNELLY	Director since January 2008
FORMER PRESIDENT, NORTH AMERICAN PHARMACEUTICALS OF GLAXOSMITHKLINE
Age 61 | Independent

CURRENT AND PAST POSITIONS

•

President, North American Pharmaceuticals of GlaxoSmithKline, a global pharmaceutical company, from 2009 until her retirement in 2015.

•

President — U.S. Operations of Eli Lilly and Company from 2005 to 2009.

•

Senior Vice President — Human Resources of Eli Lilly and Company from 2004 to 2005.

•

President, Women’s Health Business — U.S. Operations of Eli Lilly and Company from 2001 to 2003.

KEY QUALIFICATIONS, EXPERIENCE AND ATTRIBUTES

Ms. Connelly has many years of leadership experience as a senior executive of large publicly-traded companies with global operations. She has extensive knowledge and expertise in strategy, operations, product development, brand marketing, merchandising, risk management and compensation/benefits oversight. In addition, as a former Human Resources executive, Ms. Connelly also has valuable insight in managing a large-scale, diverse workforce.

JEFF GENNETTE	Director since June 2016
CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF MACY’S, INC.
Age 60

CURRENT AND PAST POSITIONS

•

Chief Executive Officer of Macy’s, Inc. since 2017, Chairman of the Board of Macy’s, Inc. since 2018.

•

President of Macy’s, Inc. from 2014 to 2017.

•

Chief Merchandising Officer from 2009 to 2014.

•

Chairman and Chief Executive Officer of Macy’s West in San Francisco from 2008 to 2009.

•

Chairman and Chief Executive Officer of Seattle-based Macy’s Northwest from 2006 to 2008.

KEY QUALIFICATIONS, EXPERIENCE AND ATTRIBUTES

Mr. Gennette has over three decades of experience with Macy’s which gives him unique insights to Macy’s strategy and operations. Mr. Gennette began his retail career in 1983 as an executive trainee at Macy’s West. Mr. Gennette has deep knowledge of marketing, merchandising, risk management and e-commerce with a focus on the Macy’s customer.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    9

ITEM 1. ELECTION OF DIRECTORS

Previous Public Directorships During Last Five Years • Unibail-Rodamco-Westfield SE (until 2021)	JILL GRANOFF	Director since April 2022
MANAGING PARTNER, EurAZEO AND CHIEF EXECUTIVE OFFICER, EURAZEO BRANDS
Age 59 | Independent

Current and Past Positions

•

Managing Partner of Eurazeo, a global investment firm, since 2020 and Chief Executive Officer of Eurazeo Brand division since 2017.

•

Chief Executive Officer of Vince Holding Corp., a contemporary apparel brands, from 2013 to 2015.

•

Chief Executive Officer of Kellwood Company, LLC, an apparel manufacturer, from 2012 to 2013.

•

Chief Executive Officer of Kenneth Cole Productions Inc. from 2008 to 2011.

•

Executive Vice President, Direct Brands of Liz Claiborne, Inc. from 2007 to 2008 and Group President, Direct to Consumer from 2006 to 2007.

•

Various senior leadership positions of L Brands Inc. from 1999 to 2006, including President and Chief Operating Officer, Victoria’s Secret Beauty from 2005 to 2006 and Co-Leader and Chief Operating Officer, Victoria’s Secret Beauty from 2004 to 2005.

•

Various senior leadership positions at The Estée Lauder Companies Inc. from 1990 to 1999.

Key Qualifications, Experience and
Attributes

Ms. Granoff has over 25 years of experience leading consumer-driven companies including experience as a Chief Executive Officer and senior executive of large publicly-traded companies with global operations. Ms. Granoff is best known as a strategist and brand builder in the beauty, fashion and retail industries. Ms. Granoff has several years of valuable experience as a public company board member.

COMMITTEES • Audit • Finance OTHER CURRENT PUBLIC DIRECTORSHIPS • RLJ Lodging Trust	LESLIE D. HALE	Director since January 2015
PRESIDENT AND CHIEF EXECUTIVE OFFICER, RLJ LODGING TRUST
Age 49 | Independent

CURRENT AND PAST POSITIONS

•

President and Chief Executive Officer of RLJ Lodging Trust, a publicly-traded lodging real estate investment trust, since 2018.

•

Executive Vice President and Chief Financial Officer of RLJ Lodging Trust from 2013 to 2018, Chief Operating Officer from 2016 to 2018 and Treasurer from 2011 to 2016.

•

Chief Financial Officer, Treasurer and Senior Vice President of RLJ Lodging Trust from 2011 to 2013.

•

Chief Financial Officer and Senior Vice President of Real Estate and Finance of RLJ Development from 2007 until the formation of RLJ Lodging Trust in 2011.

•

Vice President of Real Estate and Finance for RLJ Development from 2006 to 2007 and Director of Real Estate and Finance from 2005 to 2006.

•

From 2002 to 2005, Mrs. Hale held several positions within the global financial services divisions of General Electric Company, including as a Vice President in the business development group of GE Commercial Finance, and as an Associate Director in the GE Real Estate strategic capital group. Prior to that, she was an investment banker at Goldman, Sachs & Co.

KEY QUALIFICATIONS, EXPERIENCE AND ATTRIBUTES

Mrs. Hale has many years of leadership experience as a senior executive of large public companies. She has extensive knowledge and experience in a wide range of financial disciplines, including corporate finance, treasury, real estate and business development. In addition, through her positions with RLJ Lodging Trust, General Electric and Goldman Sachs, Mrs. Hale also has expertise in investor relations, risk management, long-term strategic planning and mergers and acquisitions.

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ITEM 1. ELECTION OF DIRECTORS

COMMITTEES • Audit • Finance OTHER CURRENT PUBLIC DIRECTORSHIPS • Four Corners Property Trust, Inc.	WILLIAM H. LENEHAN	Director since April 2016
PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FOUR CORNERS PROPERTY TRUST, INC.
Age 45| Independent

CURRENT AND PAST POSITIONS

•

President and Chief Executive Officer of Four Corners Property Trust, Inc., a real estate investment trust, since 2015.

•

Special Advisor to the Board of Directors of EVOQ Properties, Inc., an owner of a substantial portfolio of development assets in downtown Los Angeles, California, from 2012 to 2014.

•

Interim Chief Executive Officer of MI Developments, Inc. (now known as Granite Real Estate Investment Trust), a real estate operating company with a global net lease portfolio, during 2011.

•

Investment Professional at Farallon Capital Management LLC, a global institutional asset management firm, from 2001 to 2011. At Farallon Capital Management, Mr. Lenehan was involved with numerous public and private equity investments in the real estate sector.

KEY QUALIFICATIONS, EXPERIENCE AND ATTRIBUTES

Mr. Lenehan has many years of investment and leadership experience in the real estate industry, both in public companies and private assets. Specifically, Mr. Lenehan has relevant experience in monetizing real estate held by operating companies. Mr. Lenehan has several years of valuable experience as a public company executive and board member and expertise in strategy, finance and corporate governance through his service on board committees.

COMMITTEES • CMD • NCG OTHER CURRENT PUBLIC DIRECTORSHIPS • Harley Davidson, Inc.	SARA LEVINSON	Director since May 1997
CO-FOUNDER AND A DIRECTOR OF KATAPULT
Age 71 | Independent

CURRENT AND PAST POSITIONS

•

Co-Founder and a Director of Katapult (formerly known as Kandu), a digital entertainment company making products for today’s creative generation, since 2013.

•

Non-Executive Chairman of ClubMom, Inc., an online social networking community for mothers, from 2002 to 2008.

•

Chairman and Chief Executive Officer of ClubMom, Inc. from 2000 to 2002.

•

President of the Women’s Group of publisher Rodale, Inc. from 2002 to 2005.

•

President of NFL Properties, Inc. from 1994 to 2000, where she oversaw a $2 billion consumer products and e-commerce division, corporate sponsorship, marketing, special events, club services and publishing.

KEY QUALIFICATIONS, EXPERIENCE AND ATTRIBUTES

Ms. Levinson has many years of leadership experience as a former senior executive of several major consumer-oriented companies in the publishing, entertainment, and sports licensing industries. She has extensive knowledge and expertise in marketing, merchandising and trademark licensing. In addition, she has expertise in social networking, e-commerce and technology innovation. Ms. Levinson has several years of valuable experience as a public company board member and expertise in strategy, governance and executive compensation through her service on board committees.

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ITEM 1. ELECTION OF DIRECTORS

COMMITTEES • CMD • Finance OTHER CURRENT PUBLIC DIRECTORSHIPS • Churchill Downs Incorporated PREVIOUS PUBLIC DIRECTORSHIPS DURING LAST FIVE YEARS • Brown-Forman Corporation (until 2019)	PAUL C. VARGA	Director since March 2012
FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF BROWN-FORMAN CORPORATION
Age 58 | Independent

CURRENT AND PAST POSITIONS

•

Chairman and Chief Executive Officer of Brown-Forman Corporation, a spirits and wine company, from 2007 until his retirement in 2019.

•

President and Chief Executive Officer of Brown-Forman Beverages (a division of Brown-Forman Corporation) from 2003 to 2005.

•

Global Chief Marketing Officer for Brown-Forman Spirits from 2000 to 2003.

KEY QUALIFICATIONS, EXPERIENCE AND ATTRIBUTES

Mr. Varga has many years of leadership experience as the Chief Executive Officer of a global, publicly-traded consumer products company. He has extensive knowledge and experience in corporate finance, strategy, building brand awareness, product development, marketing, distribution and sales. In addition, Mr. Varga has several years of valuable experience as a public company board member.

Committees • NCG	TRACEY ZHEN	Director since October 2021
President, zipcar, a subsidiary of avis budget group, inc.
Age 45| Independent

Current and Past Positions

•

President, Zipcar, a car sharing company and a subsidiary of Avis Budget Group, Inc., since 2017.

•

Various senior positions with TripAdvisor, Inc. from 2012 to 2016 including Vice President and General Manager, Housetrip, Vice President, Vacation Rental Supply and Vice President and General Manager, FlipKey.

•

Senior positions at Expedia, Inc. from 2006 to 2011.

•

Analyst, Investment Banking at Bears Stearns * Co., Inc. (now JPMorgan Chase & Co.) from 1998 to 2000.

Key Qualifications, Experience and Attributes

Ms. Zhen has many years of experience in the consumer technology industry including senior management roles. Ms. Zhen has extensive experience and knowledge in business strategy, finance, operations, product development and marketing.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

ATTENDANCE AT BOARD MEETINGS

Our Board held eight meetings during the fiscal year ended January 29, 2022 (fiscal 2021). All of our directors attended more than 75% of the meetings held during fiscal 2021 of the Board and Committees on which they served (held during the period in which the director served).

We expect our directors to make reasonable efforts to attend annual meetings of shareholders. All Company directors serving at the time of our most recent annual meeting of shareholders held in May 2021 attended such meeting.

COMMUNICATIONS WITH THE BOARD

You may communicate with the full Board, the Audit Committee, the lead independent director, the other Non-Employee Directors, or any individual director by email to Directors@macys.com or by mail to Macy’s, Inc., 151 West 34th Street, New York, New York 10001, Attn: Chief Legal Officer. Please indicate to whom the communication is addressed. All communications are reviewed by the Corporate Secretary’s Office and are forwarded to the appropriate director(s) except those that are clearly unrelated to the duties and responsibilities of the Board or that are abusive, repetitive, in bad taste or that present safety or security concerns may be handled differently. Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is directed otherwise. You may communicate anonymously and/or confidentially.

SHAREHOLDER ENGAGEMENT

We welcome the opportunity to engage with our shareholders to inform, solicit feedback and understand their perspectives on strategy and performance, governance and other matters of mutual interest and importance. Over the last year members of our senior management, investor relations and corporate governance teams participated in numerous outreach activities with analysts and institutional investors, including investor conferences, and small-group and one-on-one meetings and conference calls. We offer shareholders several ways to communicate with the Company and members of the Board, including through our investor relations website, our quarterly earnings webcasts and our annual shareholders meeting.

In the fall of 2021, we reached out to 21 shareholders, including 17 of our top shareholders, representing approximately 55% of our outstanding shares (as of June 30, 2021), as well as major proxy advisory firms to provide an update on and seek dialog and feedback regarding our governance practices and compensation programs. Ultimately, we held telephonic meetings with governance representatives of shareholders representing more than 28% of our outstanding shares (as of June 30, 2021). Engagement topics included our Polaris strategy, diversity, equity and inclusion, total rewards (including key features of our executive compensation plans for 2021) and our governance profile. Shareholders were appreciative of the transparency and acknowledged our strong diversity, equity and inclusion initiatives, and generally expressed alignment with our compensation programs, with some providing suggestions for the Company to consider in developing 2022 programs. Following our off-season outreach, we provided an overview of the discussions and feedback to the applicable Board committees.

DIRECTOR INDEPENDENCE

Our Corporate Governance Principles require that a majority of the Board consist of directors who the Board has determined are independent under the independence standards adopted by the Board, which comply with the listing standard of the New York Stock Exchange (NYSE). Accordingly, the Board has adopted Standards for Director Independence to assist the Board in determining director independence, which require that the Board consist of directors who the Board has determined do not have any material relationship with the Company and who are otherwise independent. Listed below are the Board’s independence standards, which are also disclosed on our website at www.macysinc.com/investors/corporate-governance/governance-documents:

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

●	The director may not be an employee and no member of the director’s immediate family may be an executive officer of Macy’s or any of its subsidiaries, currently or within the preceding 36 months. For purposes of the standards, “immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.
●	The director or any member of his or her immediate family may not receive, or have received, during any 12-month period within the preceding 36 months, direct compensation of more than $120,000 per year from Macy’s or any of its subsidiaries. Exceptions include director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service or, in the case of an immediate family member, compensation for service as a non-executive employee.
●	The director is not a current partner or employee of a firm that is Macy’s internal or external auditor; no member of the director’s immediate family is a current partner of such firm, or an employee of such a firm and personally works on Macy’s audit; or neither the director nor any member of his or her immediate family was within the last three years a partner or employee of such a firm and personally worked on Macy’s audit within that time.
●	The director is not a current employee and no member of his or her immediate family is a current executive officer of a company that makes payments to, or receives payments from, Macy’s for property or services in any of the last three fiscal years in an amount which exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues.
●	The director does not serve as an executive officer of a charitable or non-profit organization to which Macy’s has made contributions that, in any of the last three fiscal years, exceed the greater of $1 million or 2% of the charitable or non-profit organization’s consolidated gross revenues.
●	Neither the director nor a member of the director’s immediate family is employed as an executive officer (and has not been employed for the preceding 36 months) by another company where any of Macy’s present executive officers at the same time serves or served on that company’s compensation committee.

Our Board has determined that each of the following Non-Employee Director nominees qualifies as independent under NYSE rules and satisfies our Standards for Director Independence: Francis Blake, Torrence Boone, John Bryant, Ashley Buchanan, Marie Chandoha, Deirdre Connelly, Leslie Hale, Jill Granoff, William Lenehan, Sara Levinson, Paul Varga and Tracey Zhen. Our Board also determined that Marna C. Whittington, who is currently serving as a Non-Employee Director and has not been nominated to stand for reelection, qualifies as independent under NYSE rules and satisfies our Standards for Director Independence. Jeff Gennette is employed by the Company and therefore does not meet the independence standards set forth under the NYSE rules and our Standards for Director Independence.

As part of its independence determination, the NCG Committee reviewed each director’s employment status and other board commitments and, where applicable, each director’s (and his or her immediate family members’) affiliation with consultants, service providers or suppliers of the Company and transactions, relationships, and arrangements with the Company. With respect to each Non-Employee Director, the NCG Committee determined that either the director or immediate family member was not employed by a company providing goods or services to Macy’s or the amounts involved were below the monetary thresholds set forth in the Standards for Director Independence as noted above.

BOARD LEADERSHIP STRUCTURE

Our Corporate Governance Principles provide that our Board is free to elect its Chairman and the Chief Executive Officer (CEO) in the manner the Board considers to be in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals. If the Chairman is not an independent director, the Board will designate a lead independent director.

Our Chairman and CEO functions currently are performed by a single individual. Our Board believes this combined leadership model works well. When combined with the current composition of the Board, the use of a lead independent director, and the other elements of our corporate governance structure, the combined CEO and Chairman position strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of our business and affairs.

Mr. Gennette is an experienced retail executive and long-time employee with several years of board experience. As CEO, he has the primary responsibility of developing corporate strategy and managing our day-to-day business operations. As a board member, he understands the responsibilities and duties of a director and is well positioned to 1) chair regular Board meetings; 2) provide direction to management regarding the needs, interests and opinions of the Board; and 3) monitor

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

key business issues and shareholder matters that are brought to the attention of the Board. As both CEO and Chairman, Mr. Gennette promotes unified leadership and direction for the Board and management. In addition, strong corporate governance structure and process enables our independent directors to continue to effectively oversee management and key issues such as strategy, risk and integrity. Board committees are comprised solely of independent directors. As such, independent directors oversee critical matters, including the integrity of our financial statements, the compensation of our CEO and management executives, financial commitments for capital projects, the selection and annual evaluation of directors, and the development and implementation of corporate governance programs.

Our Board and each Board committee have complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as appropriate. The Non-Employee Directors, all of whom are independent, meet in executive session without management either before or after regularly scheduled Board and Board committee meetings to discuss various issues and matters including the effectiveness of management, as well as our performance and strategic plans.

LEAD INDEPENDENT DIRECTOR

Since our Chairman and CEO functions currently are performed by a single individual, the Board elected Paul Varga to serve as Lead Independent Director for a two-year term commencing in May 2021.

Under our Lead Independent Director Policy, the lead independent director has the following responsibilities:

Functions as Liaison with the Chairman and/or the CEO	Board Membership and Performance Evaluation

•

Serves as liaison between the independent directors and the Chairman and/or the CEO (although all directors have direct and complete access to the Chairman and/or CEO at any time as they deem necessary or appropriate)

• Provides input, when appropriate, to the chair of the NCG Committee with respect to the annual Board and committee evaluation process
• Communicates Board member feedback to the Chairman and/or CEO	• Advises the NCG Committee and Chairman on the membership of the various Board committees and the selection of committee chairpersons
Meetings of Independent Directors	Shareholder Communication
• Has the authority to call meetings of the independent directors	• Is regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries, when appropriate
• Approves the agenda for executive sessions of the independent directors	• If requested by shareholders or other stakeholders, ensures that he/she is available, when appropriate, for consultation and direct communication
Presides at Executive Sessions/Committee Meetings	Approves Appropriate Provision of Information to the Board Such as Board Meeting Agendas and Schedules
• Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors

•

Consults with the Chairman on, and approves when appropriate, the information sent to the Board, including the quality, quantity and timeliness of such information, as well as approving meeting agendas

• Facilitates the Board’s approval of the number and frequency of Board meetings, and approves meeting schedules to ensure there is adequate time for discussion of all agenda items

The lead independent director is selected from among the Non-Employee Directors. The chair of the NCG Committee and management discuss candidates for the Lead Independent Director position, and consider many of the same types of criteria as candidates for the chair of Board committees including:

●	Tenure
●	Previous service as a Board committee chair
●	Diverse experience
●	Participation in and contributions to activities of the Board
●	Time commitment

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

The chair of the NCG Committee recommends for consideration by the NCG Committee a nominee for lead independent director every two years (or as required to address any vacancy in the position). If the NCG Committee approves the nominee, it will recommend the Board elect the nominee as lead independent director at its next regularly scheduled meeting.

RISK OVERSIGHT

Enterprise Risk Assessment

We have an enterprise risk management program that identifies and prioritizes enterprise risks. At Board and committee meetings throughout the year, management discusses the risk exposures identified as being most significant to the Company and actions that management may take to monitor the exposures. The program utilizes a network of functional experts with managerial responsibility for various aspects of enterprise risk management.

The Audit Committee is responsible for discussing policies with respect to the Company’s risk assessment and risk management, including possible risks related to data privacy, computerized information controls, cybersecurity, and to consider any recommendations for improvement of such controls. The chairman of the Audit Committee updates the full Board on these discussions.

The Audit Committee, and the full Board when appropriate, receives regular updates from management on IT security, internal and external security reviews, data protection, risk assessments, breach preparedness, response plans and consumer privacy compliance in overseeing our cybersecurity risk management program. The NCG Committee oversees Environmental, Social and Governance (ESG) risks and mitigation strategies, including supply chain human rights, and the Compensation and Management Development (CMD) Committee oversees human capital related risks.

During 2021, the cross-functional team assembled in 2020 to continuously monitor the impact of the COVID-19 outbreak on our business operations and implement measures to manage liquidity and other risks continued its response to the ever-changing safety and legal landscape surrounding the pandemic. The emergency procedures instituted have transitioned to normal operations.

Macy’s management is responsible for the development and implementation of our ESG strategies and programs. Ultimate oversight by our Board of Directors is included in its committee charters and practices. See “Corporate Responsibility.”

Compensation Risk Assessment

The CMD Committee reviews risks associated with out executive compensation program and evaluates the potential for unintended risk associated with the design of the program.

Our internal compensation team analyzed our 2021 executive compensation program to determine the potential for incentive plan provisions or design features that could exacerbate or incentivize business risk. Consistent with prior year’s conclusions, our analysis indicated our compensation program is well-designed and does not create material risk for the Company. The program also includes a number of features that mitigate risk and protect against the potential for unintended consequences. The analysis was reviewed by our Chief Legal Officer and Semler Brossy Consulting Group LLC (Semler Brossy), the independent compensation consultant to the CMD Committee and discussed with the CMD Committee.

Our review noted the following features of our executive compensation program:

●	Appropriate pay philosophy, peer group and market positioning to support talent needs and business objectives
●	Effective balance in:
o	Cash and equity mix
o	Short- and long-term performance focus
o	Performance objectives set with a reasonable probability of achievement
o	Use of multiple performance metrics in the incentive plans
●	Focused on critical 2021 business priorities in light of significant business disruption caused by the COVID-19 pandemic, as well as absolute and relative stock price appreciation

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

●	Ability of the CMD Committee to use discretion to reduce amounts earned based on a subjective evaluation of quality of earnings, individual performance and other relevant factors
●	Meaningful risk mitigators are in place, including 1) substantial stock ownership guidelines and retention ratios; 2) clawback provisions; 3) anti-hedging/pledging policies; and 4) independent CMD Committee oversight

COMMITTEES OF THE BOARD

The following standing committees of the Board were in existence throughout fiscal 2021: Audit Committee, Compensation and Management Development Committee, Finance Committee, and Nominating and Corporate Governance Committee. Committee memberships noted below reflect committee composition as of as of March 24, 2022.

Audit Committee	Number of Meetings in Fiscal 2021 10
• John A. Bryant • Torrence N. Boone • Ashley Buchanan • Leslie D. Hale • William H. Lenehan • Marna C. Whittington

The Audit Committee was established in accordance with the applicable requirements of the Securities Exchange Act of 1934 and the NYSE. Its charter is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the Audit Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules. The Board has determined that all members are financially literate for purposes of NYSE listing standards, and that Mr. Bryant qualifies as an “audit committee financial expert” because of his business experience, understanding of generally accepted accounting principles and financial statements, and educational background. Mr. Bryant currently serves on the audit committee of three public companies in addition to Macy’s, Inc. The Board has determined that such simultaneous service does not impair Mr. Bryant’s ability to effectively serve on the Macy’s, Inc. Audit Committee.

RESPONSIBILITIES

•

assist the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, qualifications and independence of the Company’s independent auditors and the performance of the Company’s independent auditors and internal audit function;

•

discuss policies with respect to the Company’s risk assessment and risk management, including possible risks related to data privacy, computerized information controls, cybersecurity, and to consider any recommendations for improvement of such controls;

•

prepare the audit committee report for inclusion in the Company's annual proxy statement; and

•

review sustainability disclosures.

See “Report of the Audit Committee” for further information regarding certain reviews and discussions undertaken by the Audit Committee.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Compensation and Management Development Committee	Number of Meetings in Fiscal 2021 5
• Francis S. Blake • Deirdre P. Connelly • Sara Levinson • Paul C. Varga

The charter for the CMD Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the CMD Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules, and are “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934.

RESPONSIBILITIES

•

make recommendations regarding the Company’s overall compensation philosophy and strategy;

•

design and administer the Company’s policies, programs and procedures for the compensation of the Company’s executives;

•

oversee the Company’s strategies and initiatives in support of a diverse and inclusive company culture;

•

oversee employee benefit programs; and

•

ensure appropriate succession plans for the CEO and key executive positions.

Finance Committee	Number of Meetings in Fiscal 2021 9
• Marna C. Whittington • Francis S. Blake • John A. Bryant • Leslie D. Hale • William H. Lenehan • Paul C. Varga

The charter for the Finance Committee is available on our website at www.macysinc.com/ investors/corporate-governance/governance-documents. All current members of the Finance Committee are independent under our Standards for Director Independence and the NYSE independence standards.

RESPONSIBILITIES

•

review with the appropriate officers of the Company and consider and approve and/or provide information with respect to the following:

o
the financial considerations relating to leases and licenses and the acquisition of businesses or divestiture of Company operations (within the parameters set forth in the charter);
o
debt or equity transactions, including, for example, financings, refinancings, the issuance of new common or preferred stock, debt repurchases and stock repurchase programs, that require Board approval;
o
changes in the financial policy or structure of the Company as may have a material financial impact on the Company as a whole;
o
capital projects, whether or not included in the capital budget, investments in any entity on behalf of the Company and other financial commitments that require Finance Committee review and approval (where the cost or undertaking associated therewith is between $25 million and $50 million) and that require Board approval (where the cost or undertaking associated therewith is in excess of $50 million);
o
Company consolidations of operations that require Finance Committee review and approval (where the projected cost of the consolidation is between $25 million and $50 million) and that require Board approval (where the projected cost of the consolidation exceeds $50 million); and
o
long-term business/financial plan and long-term capital plan prepared by management and recommend the plans to the Board of Directors for approval.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Nominating and Corporate Governance Committee	Number of Meetings in Fiscal 2021 6
• Deirdre P. Connelly • Torrence N. Boone • Sara Levinson • Tracey Zhen

The charter for the NCG Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the NCG Committee are independent under our Standards for Director Independence and the NYSE independence standards.

RESPONSIBILITIES

•

identify and recommend to the Board for election at the annual meeting of shareholders and/or appointment qualified candidates for membership on the Board and its committees, consistent with criteria approved by the Board;

•

oversee the evaluation of the Board;

•

oversee the Company’s corporate governance practices;

•

periodically review and report to the Board with respect to director compensation and benefits and make recommendations to the Board as the Committee deems appropriate; and

•

oversee the Company’s programs, policies and practices relating to charitable, political, social, environmental and human rights issues, impacts and strategies.

.

Committee Chair	Financial Expert

Digital Innovation Task Force

The Digital Innovation Task Force is made up of three directors, Torrence Boone, Ashley Buchanan and Tracey Zhen and senior members of our digital, merchandising and data science teams who focus on topics related to digital innovation, customer trends, emerging concepts and potential investments or partnerships that could shape our future Digital Strategy.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

DIRECTOR NOMINATION AND QUALIFICATIONS

Our By-Laws provide that director nominations may be made by or at the direction of the Board. The NCG Committee is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The NCG Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the NCG Committee considers, among other things:

●	personal qualities and characteristics, accomplishments and reputation in the business community
●	knowledge of the communities in which the Company does business and the retail industry or other industries relevant to our business
●	relevant experience and background that would benefit the Company
●	ability and willingness to commit adequate time to Board and committee matters
●	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company and its shareholders
●	diversity of viewpoints, background, experience and demographics including gender and ethnicity

The NCG Committee also considers whether individuals satisfy the independence criteria set forth in the NYSE listing standards and our Standards for Director Independence, together with any special criteria applicable to service on various standing committees of the Board. The NCG Committee does not have a formal policy with respect to diversity. Our Board and the NCG Committee believe it is desirable that Board members represent diversity of gender, race and national origin, as well as diversity of viewpoints, background, experience and demographics.

The NCG Committee continuously reviews the skills and experiences of current Board members and those that the Company needs and will require in the future. The NCG Committee also reviews potential new director candidates on a regular basis. Candidates for nomination to the Board may be suggested by current directors, management, shareholders, or a third-party search firm engaged to assist with director recruitment. Since 2006, the NCG Committee has retained an independent director search firm, Heidrick & Struggles, to identify and evaluate potential director candidates. The NCG Committee generally provides the search firm with guidance as to the skills, experience, and qualifications that the NCG Committee is seeking in potential candidates, and the search firm identifies candidates for the NCG Committee’s consideration. The firm provides background information on potential candidates and, if directed, makes initial contact with potential candidates to assess their interest in becoming a director of Macy’s. The NCG Committee members, the CEO, the lead independent director and at times other members of the Board, meet with and interview potential candidates. Mr. Buchanan, Ms. Chandoha, Ms. Granoff and Ms. Zhen, who are standing for election by shareholders for the first time, were recommended to the NCG Committee by the director search firm.

The NCG Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, diversity, differing viewpoints and other qualities necessary to the Board’s ability to oversee and guide the business and affairs of the Company. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote sufficient time and attention to the affairs of the Company. When the NCG Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board. The full Board 1) considers candidates that the NCG Committee recommends; 2) considers the optimum size of the Board; 3) determines how to address any vacancies on the Board; and 4) determines the composition of all Board committees.

Although we do not have specific minimum qualifications that must be met for a candidate to be nominated as a director, below we identify and describe the key experience, qualifications and skills the NCG Committee and Board consider in determining if a director is qualified. In addition, in considering potential candidates for Board membership, among other factors, the NCG Committee reviews an individual’s diversity (including self-identified diversity characteristics) along a variety of dimensions and considers whether such individual’s diversity characteristics would complement the existing Board as a whole. The experience, qualifications, attributes and skills that the Board considered in the re-nomination of our directors are reflected in their individual biographies beginning on page 6 and the skills matrix on pages 22 – 23. The matrix is a summary; it does not include all the skills, experiences and qualifications that each director nominee offers, and if a particular experience, skill or qualification is not listed it should not suggest that a director does not possess that skill.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Leadership Experience:

Directors with experience in significant senior leadership positions with large organizations over an extended period provide us with special insights. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. These individuals demonstrate a practical understanding of how large organizations operate, including the importance of succession planning, talent management and how employee and executive compensation is set. They possess skills for managing change and growth and demonstrate a practical understanding of organizations, operations, processes, strategy, risk management and methods to drive growth.

The relevant leadership experience we seek includes a past or current leadership role in a major public company or recognized privately-held entity, especially CEO, president or other senior-level positions; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

Finance Experience:

An understanding and comprehension of finance and related reporting processes is important for directors. We measure our operating and strategic performance by reference to financial goals, including for purposes of executive compensation. Accurate financial reporting is critical to our success. Directors who are financially literate are better able to analyze our financial statements, capital structure and complex financial transactions and ensure the effective oversight of the Company’s financial measures and internal control processes.

Industry Knowledge and Global Business Experience:

We value directors with an international business perspective and those with experience in our high priority areas, including consumer products, customer service, omni-channel retail, licensing and merchandising.

Directors with experience in global sourcing/supply chain assist management in achieving its supply chain priorities.

Sales and Marketing Experience:

Directors who have interacted with consumers, particularly in the areas of marketing, marketing-related technology, advertising or otherwise selling products or services to consumers, provide valuable insights. They understand consumer needs and are experienced in identifying and developing marketing campaigns that might resonate with consumers, the use of technology and evolving marketing channels (such as social media, digital and e-commerce), and identifying potential changes in consumer trends and buying habits.

Technology Experience:

Directors with an understanding of technology and cybersecurity as it relates to the retail industry, marketing and/or governance help the Company focus its efforts in developing and investing in new technologies and using technology to achieve the Company’s goals and create value.

Real Estate Experience:

Directors with an understanding of real estate investment and development assist the Company in developing and executing our business strategies to leverage our large portfolio of stores and distribution centers.

ESG and Public Company Board Experience:

Directors who have experience on other public company boards develop an understanding of corporate governance trends affecting public companies and the extensive and complex oversight responsibilities associated with the role of a public company director, including environmental, social and governance. They also bring an understanding of diverse business processes, challenges and strategies.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

SKILLS MATRIX

Area of Experience	Blake	Boone	Bryant	Buchanan	Chandoha	Connelly	Gennette
Leadership Experience
− CEO/President/senior executive of public company
− Senior advisor to leading financial services firm
− Senior government position or appointment
− Experience in strategic planning, risk management, growth and transformation, succession planning and talent management
Finance Experience
− Financially literate
− Specific experience in investment or banking matters or as a current or former CFO
− Qualifications of an audit committee financial expert
Industry Knowledge and Global Business Experience
− Experience as senior executive or director of substantial business enterprise in relevant areas including consumer products, customer service, omni-channel retail, licensing and merchandising
− Experience in global sourcing/supply chain
Sales and Marketing Experience
− Experience in sales and/or marketing, including use of social media, e-commerce and other digital channels
Technology Experience
− Understanding of technology as it relates to retail and/or marketing
− IT Governance/Cybersecurity
Real Estate Experience
− Senior-level executive position with real estate investment company or developer
− Experience in real estate acquisition and dispositions and/or property management
ESG and Public Company Board Experience

−

Environmental: Experience in managing policies on climate change, sustainability, water usage, pollutants, conservation and environmental stewardship in general either at a company, nonprofit organization or government agency

− Social: Experience in shareholder engagement, human capital, supply chain human rights, corporate charitable and political activity
− Governance: Experience on Boards other than Macy’s

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Area of Experience	Granoff	Hale	Lenehan	Levinson	Varga	Zhen
Leadership Experience
− CEO/President/senior executive of public company
− Senior advisor to leading financial services firm
− Senior government position or appointment
− Experience in strategic planning, risk management, growth and transformation, succession planning and talent management
Finance Experience
− Financially literate
− Specific experience in investment or banking matters or as a current or former CFO
− Qualifications of an audit committee financial expert
Industry Knowledge and Global Business Experience
− Experience as senior executive or director of substantial business enterprise in relevant areas including consumer products, customer service, omni-channel retail, licensing and merchandising
− Experience in global sourcing/supply chain
Sales and Marketing Experience
− Experience in sales and/or marketing, including use of social media, e-commerce and other digital channels
Technology Experience
− Understanding of technology as it relates to retail and/or marketing
− IT Governance/Cybersecurity
Real Estate Experience
− Senior-level executive position with real estate investment company or developer
− Experience in real estate acquisition and dispositions and/or property management
ESG and Public Company Board Experience

−

Environmental: Experience in managing policies on climate change, sustainability, water usage, pollutants, conservation and environmental stewardship in general either at a company, nonprofit organization or government agency

− Social: Experience in shareholder engagement, human capital, supply chain human rights, corporate charitable and political activity
− Governance: Experience on Boards other than Macy’s

Collectively, the composition of our Board reflects a wide range of viewpoints, thought leadership, background, experience and demographics, and includes individuals from a variety of professional disciplines in the business sectors, with leadership experience at well-regarded commercial enterprises and nonprofit organizations.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

DIRECTOR NOMINATIONS BY SHAREHOLDERS

Our NCG Committee will consider candidates for nomination recommended by our shareholders and will evaluate candidates using the same process and criteria as candidates identified by the NCG Committee. Shareholder nominations should be submitted in writing to Elisa D. Garcia, Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001. The full name and address of the proposed candidate, a description of the proposed candidate’s qualifications and any other relevant biographical information should be included in the nomination.

Advance Notice By-Law. The advance notice provision of our By-Laws requires shareholders who nominate candidates to deliver written notice to the Secretary of Macy’s not less than 60 calendar days prior to the annual meeting of shareholders. If the date of the annual meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 calendar days prior to the annual meeting date, the nomination must be delivered to the Secretary of Macy’s not later than the close of business on the 10th calendar day following the day on which public announcement of the annual meeting date is first made. The advance notice provision requires the shareholder to submit specific information concerning itself and the proposed nominee, including, but not limited to, ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee.

The presiding officer of the meeting may refuse to acknowledge a nomination not made in compliance with these requirements. Similar procedures prescribed by the By-Laws are also applicable to shareholders who bring any other business before an annual meeting of the shareholders. See “Submission of Future Shareholder Proposals.”

Universal Proxy Rules. In addition to satisfying the requirements under our By-Laws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-9 under the Securities Exchange Act of 1934, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the annual meeting (for the 2023 Annual Meeting, no later than March 21, 2023). However, if the date of the 2023 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2023 Annual Meeting is first made.

Proxy Access By-Law. The proxy access provision in our By-Laws allows an eligible shareholder or group of no more than 20 eligible shareholders that has maintained continuous ownership of 3% or more of our common stock for at least three years to include in our proxy materials for an annual meeting of shareholders a number of director nominees up to the greater of two or 20% of the directors then in office. An eligible shareholder must maintain the required 3% beneficial ownership at least until the annual meeting at which the proponent’s nominee will be considered. Proxy access nominees who withdraw or who do not receive at least a 25% vote in favor of election will be ineligible as a nominee for the next two annual meetings. If any shareholder proposes a director nominee under our advance notice provision, we are not required to include any proxy access nominee in our proxy statement for the annual meeting.

The shareholder is required to provide the information about itself and the proposed nominee(s) as indicated in the proxy access provision of our By-Laws. The required information must be in writing and delivered by personal delivery, overnight express courier or U.S. mail, postage pre-paid, addressed to the Secretary of Macy’s as follows:

●	received no earlier than the close of business on the 150th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement; and
●	not later than the close of business on the 120th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement.

If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, the required information must be in writing and provided to the Secretary of Macy’s as follows:

●	received no earlier than the close of business on the 120th calendar day prior to the date of the annual meeting; and
●	not later than the close of business on the 60th calendar day prior to the annual meeting; or

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

●	if public announcement of the date of the annual meeting is not made at least 75 calendar days prior to the date of the annual meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which public announcement is first made.

For purposes of this By-Law, “close of business” means 5:00 p.m. Eastern Time on any calendar day, whether or not a business day, and “principal executive offices” means 151 West 34th Street, New York, New York 10001.

We are not required to include any proxy access nominee in our proxy statement if the nomination does not comply with the proxy access requirements of our By-Laws.

RETIREMENT POLICY

Our Corporate Governance Principles provide for a mandatory retirement age of 74. Our directors are required to resign from the Board as of the annual meeting following their 74th birthday.

RESIGNATION POLICY

The Board does not believe that a Non-Employee Director who retires or experiences an employment position change since becoming a Board member should necessarily resign from the Board. The Board requires, however, that promptly following such an event, the director notify the NCG Committee in writing and tender his or her resignation to the Committee for consideration.

Upon receipt of the notification of a change in status, the NCG Committee will review the continued appropriateness of the director remaining on the Board under the changed circumstances and recommend to the full Board whether to accept the resignation based on its assessment of what is best for the Company and its shareholders.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF BUSINESS CONDUCT AND ETHICS

Our Corporate Governance Principles and Code of Conduct, both of which apply to our principal executive officer, principal financial officer and principal accounting officer, as well as our Non-Employee Director Code of Business Conduct and Ethics, are available on our website at www.macysinc.com/investors/corporate-governance/governance-documents.

Shareholders may obtain copies of these documents and the charters for the Board committees, without charge, by sending a written request to: Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001.

FISCAL 2021 DIRECTOR COMPENSATION PROGRAM

Non-Employee Directors were entitled to receive the following compensation in fiscal 2021:

Type of Compensation	Amount of Compensation
Board Retainer	$80,000 annually
Committee Chair Retainer	$25,000 annually
Committee (non-chair) Member Retainer	$10,000 annually
Lead Independent Director Retainer	$30,000 annually
Equity Grant	Annual award of restricted stock units with a value of $155,000
Matching Philanthropic Gift	Up to $500 annually

A Non-Employee Director may elect to defer all or a portion of his or her cash compensation into either stock credits or cash credits under the Director Deferred Compensation Plan. Those amounts are not paid until Board service ends. Stock credits are calculated monthly and shares of Macy’s common stock associated with the stock credits are transferred quarterly to a rabbi trust for the benefit of the participating Non-Employee Director. Dividend equivalents on amounts deferred as stock credits are “reinvested” in additional stock credits. Compensation deferred as cash credits earns interest at an annual rate equal to the yield (percent per annum) on 30-Year Treasury Bonds as of December 31 of the prior plan year.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

On the date of the 2021 annual meeting, Non-Employee Directors elected at the annual meeting received a grant of restricted stock units with a market value of approximately $155,000. With respect to Non-Employee Directors elected after the annual meeting date, our practice has been to grant restricted stock units valued at 50% of the annual grant if the director is elected withing six months after the annual meeting. The restricted stock units generally vest at the earlier of 1) the first anniversary of the grant or 2) the next annual meeting of shareholders. Upon vesting, receipt of shares in payment of the restricted stock units is automatically deferred as stock credits under the Director Deferred Compensation Plan. Dividend equivalents on these stock credits are “reinvested” in additional stock credits. The stock credits are paid in shares of Macy’s common stock six months after the director’s Board service ends.

Non-Employee Directors and retired Non-Employee Directors may participate in the Company’s philanthropic matching gift program on the same terms as all regular employees. Macy’s matches up to a total of $500 of gifts made by the director to qualifying charities in any calendar year.

Each Non-Employee Director and his or her spouse and eligible dependents receive the same merchandise discount on merchandise purchased at our stores that is available to all regular employees. This benefit remains available to them following retirement from the Board.

DIRECTOR RETIREMENT PLAN

We terminated our retirement plan for Non-Employee Directors on a prospective basis effective May 16, 1997 (Plan Termination Date). Individuals who first became Non-Employee Directors after the Plan Termination Date are not entitled to receive any benefit from the plan.

Individuals who were Non-Employee Directors as of the Plan Termination Date are entitled to receive retirement benefits accrued as of the Plan Termination Date. They are entitled to receive an annual payment equal to the amount of the annual Board retainer earned immediately prior to retirement, payable in monthly installments, commencing at retirement and continuing for the lesser of the person’s remaining life or a number of years equal to the person’s years of Board service prior to the Plan Termination Date. There are no survivor benefits under the terms of the retirement plan.

Dr. Whittington is the only current Non-Employee Director that participates in the plan. Dr. Whittington is retiring as of May 20, 2022 and therefore is entitled to a $90,000 annual payment for a maximum of four years.

DIRECTOR COMPENSATION PROGRAM REVIEW

In December 2021, the NCG Committee engaged Semler Brossy to prepare a competitive assessment of our Non-Employee Director compensation program. Semler Brossy assessed our Non-Employee Director pay levels relative to the same 15-company peer group the CMD Committee then used in connection with its review of the compensation of the Named Executive Officers: Bed, Bath & Beyond, Best Buy, Burlington Stores, Dick’s Sporting Goods, Dillard’s, Dollar Tree, Foot Locker, Gap, Kohl’s, Lowe’s Companies, Nordstrom, Ross Stores, Target, TJX Companies and Williams-Sonoma. Semler Brossy also utilized the 2020 – 2021 National Association of Corporate Directors (NACD) Director Compensation survey as a secondary reference. Semler Brossy’s review indicated that the structure of our Non-Employee Director compensation program is well aligned with peer and general industry practice and therefore did not propose changes to the structure of the program. Semler Brossy found that Macy’s current average total Non-Employee Director pay is positioned slightly below the peer median, the mix of pay (40% cash and 60% equity) is consistent with peers and other program elements (committee pay and lead independent director retainer) are competitively positioned within the range of peer median but that the Audit Committee Chair retainer was slightly below the peer median.

Upon the recommendation of the NCG Committee, the Board approved an increase in the Board retainer from $80,000 to $90,000 annually, an increase in the yearly equity grant from $155,000 to $160,000 and an increase in the Audit Committee Chair retainer from $25,000 to $30,000 annually, effective as of the beginning of fiscal 2022.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

FISCAL 2021 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table reflects the compensation for each Non-Employee Director for fiscal 2021. Mr. Gennette did not receive separate compensation for service as a Director.

2021 Director Compensation

			Changes in Pension
			Value and
	Fees Earned		Nonqualified Deferred
	or Paid in	Stock	Compensation	All Other
	Cash(1)	Awards(2)	Earnings	Compensation(3)	Totals
Name	($)	($)	($)	($)	($)
David P. Abney	25,000	0	0	0	25,000
Francis S. Blake	112,083	154,991	0	6,397	273,471
Torrence N. Boone	100,833	154,991	0	0	255,824
John A. Bryant	116,250	154,991	0	4,798	276,039
Ashley Buchanan	38,333	77,483	0	0	115,816
Marie Chandoha	0	0	0	0	0
Deirdre P. Connelly	112,083	154,991	0	469	267,543
Jill Granoff	0	0	0	0	0
Leslie D. Hale	100,833	154,991	0	1,041	256,865
William H. Lenehan	100,000	154,991	0	516	255,507
Sara Levinson	100,833	154,991	0	407	256,231
Joyce M. Roché	33,542	0	0	2,611	36,153
Paul C. Varga	127,083	154,991	0	1,127	283,201
Marna C. Whittington	123,333	154,991	0	2,884	281,208
Tracey Zhen	38,333	77,483	0	0	115,816

(1)	All cash compensation is reflected in the “Fees Earned or Paid in Cash” column, whether paid currently in cash or deferred as cash or as stock unit credits under the Director Deferred Compensation Plan. Directors electing to defer all or a portion of their fees as stock units and the number of stock units credited were: Mr. Lenehan - 4,984 units and Ms. Roché -1,157 units.
(2)	The Non-Employee Directors elected at the 2021 Annual Shareholders Meeting received 8,516 restricted stock units on May 21, 2021, valued at $18.20 per share, which was the closing price of our common stock on the grant date. With respect to Non-Employee Directors elected after the annual meeting date, our practice has been to grant restricted stock units valued at 50% of the annual grant if the director is elected withing six months after the annual meeting. Mr. Buchanan and Ms. Zhen each received 2,914 restricted stock units on October 22, 2021, valued at $26.59 per share, which was the closing price of our common stock on that date. The following table shows the number of deferred stock unit credits and restricted stock units held by each of the Non-Employee Directors as of the end of fiscal 2021:

	Deferred	Restricted
	Stock	Stock
	Unit Credits	Units
Name	(#)	(#)
Abney	0	0
Blake	53,139	8,516
Boone	23,660	8,516
Bryant	62,871	8,516
Buchanan	0	2,914
Chandoha	0	0
Connelly	77,908	8,516
Granoff	0	0
Hale	66,733	8,516
Lenehan	80,680	8,516
Levinson	114,585	8,516
Roché	50,285	0
Varga	65,441	8,516
Whittington	118,660	8,516
Zhen	0	2,914

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

(3)	“All Other Compensation” consists of the items shown below. Merchandise discounts are credited to the Directors’ Macy’s charge accounts.

	Merchandise	Matching
	Discount	Philanthropic Gift	Total
Name	($)	($)	($)
Abney	0	0	0
Blake	6,397	0	6,397
Boone	0	0	0
Bryant	4,798	0	4,798
Buchanan	0	0	0
Chandoha	0	0	0
Connelly	469	0	469
Granoff	0	0	0
Hale	1,041	0	1,041
Lenehan	516	0	516
Levinson	407	0	407
Roché	2,611	0	2,611
Varga	1,127	0	1,127
Whittington	2,884	0	2,884
Zhen	0	0	0

DIRECTOR STOCK OWNERSHIP GUIDELINES; HEDGING/PLEDGING POLICY

The Board has adopted stock ownership guidelines for Non-Employee Directors. Under these guidelines, Non-Employee Directors are required to own Macy’s common stock equal in value to five times the annual Board retainer and maintain this ownership level for their Board tenure. As of fiscal 2021, the annual Board retainer is $80,000 and the guideline was $400,000 of our common stock. Shares counted toward this requirement include:

●	any shares beneficially owned by the director or immediate family members
●	time-based restricted stock or restricted stock units, whether or not vested
●	stock credits or other stock units credited to a director’s account

Stock subject to unvested or unexercised stock options granted to Non-Employee Directors does not count toward the ownership requirement. Non-Employee Directors must comply with these guidelines within five years from the date the director’s Board service commenced. Each Non-Employee Director who has reached his or her ownership guideline date has satisfied the ownership requirement. In addition to these stock ownership guidelines, the restricted stock units granted to Non-Employee Directors each year are automatically deferred upon vesting under the Director Deferred Compensation Plan until six months after termination of Board service.

The Non-Employee Directors are covered by our policy which prohibits directors, executive officers and other participants in our long-term incentive plan from engaging in hedging and pledging transactions. The policy is described in greater detail on page 58.

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CORPORATE RESPONSIBILITY

our approach to CORPORATE RESPONSIBILITY AND ESG

Macy’s, Inc. has a deep sense of stewardship for managing our resources and maximizing our positive social impact. We proactively engage on issues that span the breadth of our operations—this includes transparency, product responsibility and supply chain management, energy management, diversity, equity and inclusion and building resilient communities.

We have embedded management of environmental, social and governance matters (ESG) at all levels of our company. Macy’s, Inc. management is responsible for the development and implementation of our ESG strategies and programs, with ultimate oversight by our Board and its committees.

Macy’s, Inc. Board of Directors	Responsible for oversight of corporate strategy, enterprise risk management framework, sustainability, corporate governance policies and human capital management.

ESG oversight responsibilities are included in the charters of the Board’s committees:

Nominating and Corporate Governance Committee	Compensation and Management Development Committee	Audit Committee

Responsible for overseeing the programs, policies and practices relating to charitable political, social, environmental and human rights issues, impacts and strategies.

Responsible for overseeing the Company’s corporate governance.

.

Responsible for overseeing the Company’s strategy and initiatives in support of a diverse and inclusive Company culture.

Reviews and provides guidance on the enterprise talent and people strategies.

Receives periodic updates and provides guidance on other programs and initiatives, such as labor relations, compensation and colleague engagement.

Responsible for discussing policies with respect to the Company’s risk assessment and risk management including possible risks related to data privacy, computerized information controls, cybersecurity, and to consider any recommendations for improvement of such controls.

.

▲

Macy’s, Inc. Chairman of the Board and Chief Executive Officer	Sets the sustainability and human capital management vision and drives accountability across the organization.

Management committees, under the direction and supervision of the CEO include:

▲	▲	▲	▲
Sustainability Executive Steering Committee	Disclosure Committee	Diversity, Equity and Inclusion Business Council	Corporate Strategy Group
Made up of heads of Supply Chain, Legal, Communications, and the Corporate Controller	Made up of leaders in Finance, Legal, Investor Relations and Communications	Made up of leaders from every department and division as well as the Diversity, Equity and Inclusion team	Made up of leaders of all of our operating and functional divisions

The Chief Financial Officer working with the Disclosure Committee engages with stakeholders on ESG issues and provides feedback to management and the Board. The Chief Supply Chain Officer reports directly to the Chief Executive Officer and is responsible for the teams that manage sustainability initiatives and supply chain transparency. The Sustainability Executive Steering Committee, Disclosure Committee and Corporate Strategy Group also approve the

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CORPORATE RESPONSIBILITY

sustainability strategy and priorities, guide risk management and link to growth opportunities. The Diversity, Equity and Inclusion Business Council, Disclosure Committee and Corporate Strategy Group work together to maintain the company’s performance-driven culture and operating model that encourages lifelong learners and empowers colleagues to be leaders regardless of title or function.

The Sustainability team is organized around three key focus areas:

Product	Human rights	Environment

Drive higher representation of "sustainable” product into the assortment

•

Establish the guidelines and parameters that support product designation of sustainable

•

Establish roadmap and timing for inclusion of product categories for branded and private brand product

•

Establish metrics, KPI’s and scorecards to track progress

Oversee Human Rights and Social Compliance policies, practices and compliance with 3rd party providers

•

Ensure compliance across all Macy’s, Bloomingdales and Bluemercury’s private sourcing suppliers and 3rd party vendors

•

Establish policies to support our strategy on social compliance and Human rights

•

Provide transparency on compliance

Improve the environmental impact of Macy’s business operations

•

Ensure clarity and priorities of where Macy's, Inc has greatest opportunity to impact environmental issues

•

Establish policies and practices to improve environmental impact

•

Establish metrics, KPI’s and scorecards to track progress

Our Approach to Climate Change

Macy’s recognizes the risk climate change poses to our business and our planet. That is why we are committed to monitoring and mitigating the risks to our operations and facilities, as well as to reducing our carbon emissions. Our reporting is informed by the Task Force on Climate-Related Financial Disclosures (TCFD) recommendations.

We track our operational energy use and related Scope 1 and Scope 2 emissions. Additionally, we calculate certain Scope 3 emissions, including from our Private Brand’s upstream product transportation and distribution.

HIGHLIGHTS

Sustainable Products and Sourcing

We are committed to offering our customers products that are produced ethically and with environmentally responsible materials and processes.

●	In 2021 we launched a sitelet on macys.com that lists products that are certified to a third-party sustainability standard. The sitelet includes products in our Home Brands such as Martha Stewart, Charter Club and the Hotel collection, as well as products in apparel brands such as Sun and Stone, INC and Alfani.
●	We work with our Private Brand suppliers to promote understanding and compliance with our standards for safe and ethical treatment of their workers. Our contract terms and conditions require compliance with Macy’s Vendor & Supplier Code of Conduct. We require factories supplying our Private Brand division to be audited by a third party at least once every 18 months and more frequently if any issues are identified.

Environment

We are committed to minimizing the environmental impacts across our operations and supply chain and seek to responsibly manage the resources we consume and the waste we produce across our stores and logistics network.

●	Lighting continues to be our greatest opportunity for energy reduction. By the end of 2020, an additional 40 retail spaces were retrofitted with LED lighting, leading to a reduction of about 5.6 million kWh or 3,969 metric tons of CO2e. Since 2010, Macy’s has reduced total energy consumption by more than 17.8% through LED lighting retrofits.
●	We have more than 100 active solar sites nationwide and approximately 65 million kWh was produced in 2020, offsetting 46,000 metric tons of CO2e.

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CORPORATE RESPONSIBILITY

●	In our stores, corporate offices and distribution centers, our policy is to recycle as much material as possible, including cardboard, plastic film, plastic hangers, paper, metal fixtures and wooden pallets. We also have an internal program to reuse, refurbish or recycle store fixtures and downstream or recycle electronics.

Total Rewards Investments

We are making investments in our colleague compensation and benefits programs to help attract, retain and engage talent and be competitive.

●	Committed to raising our hourly colleagues pay rate to $15/hour nationwide minimum in 2022.
●	In 2021 we announced a new fully funded education benefit for all US regular, salaried and hourly colleagues. Benefit covers 100% of tuition and directly related costs for courses for high school completion, college prep, English language learning, college degrees, bootcamps and professional certifications within Macy’s education benefit program network.

Diversity, Equity and Inclusion (DE&I)

Our vision is to be a beacon of diversity, equity and inclusion for our colleagues, customers and communities. Our mission is to embed DE&I into how we think, act and operate by fostering an inclusive culture and an environment that inspires, reflects and provides equitable access for every one of us. The work we do to advance this mission is guided by and organized into five focus areas:

Colleague: Reflect the full spectrum of diversity at all levels of our organization
Customer: Ensure every customer is welcomed, accepted and respected
Supplier: Drive growth with underrepresented suppliers
Community: Drive impact through relationships that reflect our goals and values
Marketing: Consistently and genuinely reflect the full spectrum of our customers

We made progress in 2021 across all focus areas, most notably:

●	Achieved 27.5% ethnic representation at director and above levels through improved retention, accelerated development and increased external hiring.
●	Conducted first ever Week of Understanding as part of our ongoing commitment to foster an inclusive culture through enterprise-wide engagements. Over 25,000 colleagues participated in seven days of programming and open dialogue. Topics ranged from inclusive digital body language and psychological safety to systemic racism and anti-Asian hate.
●	Awarded 285 Employee Resource Group (ERG) leaders with SPOT Bonus compensation awards to acknowledge their contributions and leadership in 2021.
●	Diverse supplier spend in 2021 exceeded $683 million (unaudited), or 3.6% of total company spend, an increase of approximately $226 million or 49% compared to 2020.
●	Donated $6 million to organizations with DE&I explicit mission statements between grant giving, in-store roundups and online donation campaigns.
●	Two Macy’s colleagues continued their 2nd year as CEO Action for Racial Equity Fellows. The mission of the fellowship is to identify, develop and promote scalable and sustainable public policies and corporate engagement strategies that will address systemic racism, social justice and improve social well-being.

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CORPORATE RESPONSIBILITY

●	Achieved a score of 100 on Human Rights Campaign Foundation’s Corporate Equity Index earning the designation as “Best Place to Work for LGBTQ+ Equality” for seven consecutive years.
●	Recognized as one of the Top 50 Best-of-the-Best Corporations for Inclusion by the National Business Inclusion Consortium, a coalition of the nation’s leading business organizations representing diverse communities.

Community

Building on a 160-year tradition and with the collective support of customers and colleagues, we strengthen communities by supporting local and national charities to help make a difference in the lives of our customers. Giving back is one of our core values, and we want to create as much positive impact as possible. In 2021, we donated more than $34 million and volunteered over 45,000 hours.

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ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP, an independent registered public accounting firm, to audit Macy’s financial statements for the fiscal year ending January 28, 2023. KPMG LLP and its predecessors have served as our independent registered public accounting firm since 1988. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Audit Committee has asked the Board to submit to shareholders a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2023.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The table below summarizes the fees paid to KPMG LLP during fiscal 2021 and fiscal 2020.

		Audit-Related		All Other
	Audit Fees	Fees	Tax Fees	Fees	Total
Year	($)	($)	($)	($)	($)
2021	4,402,000	1,780	51,446	0	4,455,226
2020	4,548,300	1,780	173,088	0	4,723,168

Audit fees represent fees for professional services rendered for the audit of our annual financial statements, the audit of our internal controls over financial reporting and the reviews of the interim financial statements included in our Forms 10-Q.

Audit-related fees represent professional services principally related to the audits of financial statements of employee benefit plans, audits of financial statements of certain subsidiaries and certain agreed upon procedures reports.

Tax fees represent professional services related to tax compliance and consulting services.

The Audit Committee has adopted policies and procedures for the pre-approval of all permitted non-audit services provided by our independent registered public accounting firm. All permitted non-audit services were pre-approved pursuant to this policy. A description of the policies and procedures appears below.

The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 28, 2023, and your proxy will be so voted unless you specify otherwise.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    33

ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

POLICY AND PROCEDURES FOR PRE-APPROVAL OF NON-AUDIT SERVICES BY OUTSIDE AUDITORS

I.	Authority to Approve Non-Audit Services

Except as noted below, the Audit Committee (for purposes of this section the “Committee”) will approve in advance all permitted non-audit services() (the “Permitted NAS”).

A.	The Committee may delegate to the Chair of the Committee the authority to pre-approve Permitted NAS; provided that any such pre-approval of Permitted NAS granted by any such delegee must be presented to the Committee at its meeting next following the approval.
B.	Pre-approval is not required for any Permitted NAS if:
1.	the aggregate amount of any such Permitted NAS constitutes no more than five percent (5%) of the total revenues paid by Macy’s to its auditors during the fiscal year in which the Permitted NAS are provided;
2.	the Permitted NAS were not recognized at the time of the auditor’s engagement to be a Permitted NAS (i.e., either a service indicated as an audit service at the time of the engagement evolves over the course of the engagement to become a non-audit service, or a non-audit service not contemplated at all at the time of the engagement is performed by the outside auditor after the engagement is approved); and
3.	the Permitted NAS are promptly brought to the attention of the Committee (or its delegee) by management and approved prior to the completion of the audit.
II.	Disclosure of Permitted Non-Audit Services in Outside Auditor’s Engagement Letter
B.	The Committee is to receive an itemization in the outside auditor’s engagement letter of Permitted NAS that the outside auditors propose to deliver to Macy’s during the course of the year covered by the engagement and contemplated at the time of the engagement.
1.	In its submissions to management covering its proposed engagement the outside auditors are to include a statement that the delivery of Permitted NAS will not impair the independence of the outside auditors.
C.	Whether a Permitted NAS is set out in the auditor engagement letter or proposed by the outside auditors subsequent to the time the engagement letter is submitted, the Committee (or its delegee as described above) is to consider, with input from management, whether delivery of the Permitted NAS impairs independence of the outside auditors.
1.	The Committee is to evaluate, in making such consideration, the non-audit factors and other related principles (the “Qualifying Factors”) set out below.
●	Whether the service is being performed principally for the Audit Committee;
●	The effects of the service, if any, on audit effectiveness or on the quality and timeliness of Macy’s financial reporting process;
●	Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;
●	Whether the service would be performed by outside audit personnel and, if so, whether it will enhance their knowledge of Macy’s business and operations;
●	Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the outside auditor’s role;
●	Whether the outside audit firm’s personnel would be assuming a management role or creating a mutuality of interest with Macy’s management;
●	Whether the outside auditors, in effect, would be auditing their own numbers;
●	Whether the project must be started and completed very quickly;
●	Whether the outside audit firm has unique expertise in the service;
●	Whether the service entails the outside auditor serving in an advocacy role for Macy’s; and
●	The size of the fee(s) for the non-audit service(s).

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ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

III.	Annual Assessment of Policy

The Committee will determine on an annual basis whether to amend this policy.

-K for the fiscal year ended January 30, 2021. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

-K for fiscal 2020 for filing with the Securities and Exchange Commission. Chairperson Torrence N. Boone Leslie D. Hale William H. Lenehan Joyce M. Roché Marna C. Whittington
REPORT OF THE AUDIT COMMITTEE

The Board has adopted a written Audit Committee Charter. All members of the Audit Committee are independent, as defined in Sections 303A.06 and 303A.07 of the NYSE’s listing standards.

The Audit Committee has reviewed and discussed with Macy’s management and KPMG LLP the audited financial statements contained in Macy’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding

KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Macy’s Annual Report on Form 10-K for fiscal 2021 for filing with the Securities and Exchange Commission.

The foregoing report was submitted by the Audit Committee and shall not be deemed to be “soliciting materials” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

John A. Bryant, Chair
Torrence N. Boone
Ashley Buchanan
Leslie D. Hale
William H. Lenehan
Marna C. Whittington

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    35

ITEM 3. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers (the Named Executive Officers or NEOs), as disclosed pursuant to Securities and Exchange Commission (SEC) rules, including in the Compensation Discussion & Analysis, the executive compensation tables and related material included in this proxy statement. This proposal, commonly known as a say-on-pay proposal, gives shareholders the opportunity to express their views on our executive compensation program and policies. The vote is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our Named Executive Officers described in this proxy statement. In 2021, our say-on-pay proposal received a FOR vote of 90.3%.

The text of the resolution setting forth the proposal is as follows:

RESOLVED, that the shareholders of Macy’s, Inc. approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2022 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis and the 2021 Summary Compensation Table and related compensation tables and narrative discussion.

We urge you to read the Compensation Discussion & Analysis, which begins on page 42 and discusses how our compensation policies and procedures implement our pay-for-performance compensation philosophy.

We have designed our executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement our strategic business objectives and deliver on our commitment to build long-term shareholder value. We believe that our executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.

The vote regarding the compensation of the Named Executive Officers is being provided pursuant to Section 14A of the Securities Exchange Act of 1934. The vote is advisory and not binding on the Company, the CMD Committee or the Board of Directors. Although non-binding, the Board of Directors and the CMD Committee value the opinions shareholders express by their votes and will take the voting results into consideration when making future compensation decisions as they deem appropriate. We currently hold say-on-pay votes on an annual basis, with the next vote expected to occur at our 2023 annual meeting of shareholders. We will hold the next vote on the frequency of such say-on-pay vote at our 2023 annual meeting of shareholders.

If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement and described in this Item 3.

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement.

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ITEM 4. APPROVAL OF THE MACY’S, INC. EMPLOYEE STOCK PURCHASE PLAN

OVERVIEW

On March 24, 2022, our Board of Directors approved the Macy’s, Inc. Employee Stock Purchase Plan (the “ESPP”) subject to approval of the ESPP by our shareholders. If the ESPP is approved by our shareholders, the Company will be authorized to offer eligible employees of the Company and its designated subsidiaries the ability to purchase shares of Macy’s common stock at a discount, subject to various limitations. The Board of Directors believes that the ESPP will promote broad-based ownership of our common stock by employees and will help to align the interests of our employees with those of our shareholders.

The ESPP is designed to allow eligible employees of the Company and its designated subsidiaries to purchase shares of Macy’s common stock with accumulated payroll deductions. The ESPP is divided into two components: the “423 Component” and the “Non-423 Component.” The 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Non-423 Component is not intended to qualify under Section 423 of the Code and may be used to grant purchase rights to non-U.S. employees and other employees that may be designated by the ESPP administrator.

The key terms of the ESPP are described in the summary below. A copy of the ESPP is attached to this proxy statement as Appendix A. The summary is qualified in its entirety by reference to the complete text of the ESPP.

SUMMARY OF ESPP

Administration. The ESPP is administered by the Compensation and Management Development Committee of the Company’s Board of Directors (the “Administrator”). Subject to the terms and conditions of the ESPP, the Administrator will have discretionary authority to administer and interpret the ESPP and to determine the terms and conditions of the offerings of Macy’s common stock to be made under the ESPP. Subject to applicable laws and regulations, the Administrator is authorized to delegate administrative authority under the ESPP to one or more officers of the Company or to other individuals or groups. The Administrator’s interpretation of any provision of the ESPP or of any rights thereunder will be conclusive and binding on all persons. No member of our Board of Directors or the Compensation and Management Development Committee or any other individual exercising administrative authority with respect to the ESPP will be liable for any action or determination made in good faith with respect to the ESPP.

Share Reserve. The initial maximum number of shares of Macy’s common stock which will be authorized for sale under the ESPP is 7,000,000 shares, subject to adjustment as described below. The shares reserved for issuance under the ESPP may be authorized but unissued shares, treasury shares, or shares from any other proper source.

Eligibility. Employees eligible to participate in the ESPP for a given offering generally include all employees who are employed by the Company or one of its designated subsidiaries. However, as permitted by Section 423 of the Code, the Administrator may provide that any of the following employees can be ineligible to participate in a given offering: (i) employees with less than two years of service, (ii) employees who customarily work not more than 20 hours per week or not more than five months per calendar year, (iii) highly compensated employees, and (iv) certain non-U.S. employees. Further, an employee will not be eligible to participate in an offering if, immediately after the option to purchase stock in the offering otherwise would be granted, the employee would own (actually or constructively) 5% or more of the total combined voting power or value of all classes of stock of the Company, or of a subsidiary or parent corporation of the Company. Approximately 80,000 employees will be eligible to participate in the ESPP, including six executive officers.

Participation. Employees will enroll under the ESPP by completing an enrollment form permitting the deduction from their compensation a whole percentage of at least 1% of their compensation but not more than 20% (determined at the time the purchase right is granted) of their compensation during an offering. A lesser maximum percentage deduction may be determined by the Administrator. The Administrator is also authorized to permit employees to enroll in the ESPP by electing to have a fixed dollar amount of compensation, between a minimum and maximum amount specified by the Administrator, be withheld to purchase shares during an offering (although the Administrator has determined that, for the initial offerings under the ESPP, payroll deductions will be permitted only as a percentage of compensation, and not as a

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ITEM 4. APPROVAL OF THE MACY’S, INC EMPLOYEE STOCK PURCHASE PLAN

fixed dollar amount). All accumulated payroll deductions will be credited to a notional account and applied to the purchase of shares on the exercise date of the offering.

However, no employee may be granted purchase rights under the 423 Component that would permit the employee to purchase shares of Macy’s common stock with a fair market value of more than $25,000 (determined at the time the purchase right is granted) under the ESPP (or any other employee stock purchase plan of the Company and any parent and subsidiary corporations) during any calendar year, and for the initial offerings under the ESPP, the Administrator has determined that a participant may not purchase shares with a fair market value of more than $10,000. In addition, a participant may not purchase more than 2,000 shares in each offering (or any lesser maximum number that may be determined by the Administrator, and for the initial offerings under the ESPP, the Administrator has determined that a participant may not purchase more than 350 shares in each offering).

Offering. Under the ESPP, participating employees will be granted the right to purchase shares of Macy’s common stock at a discount during a series of successive offerings, the duration and timing of which will be determined by the Administrator. However, in no event may any single offering period be longer than 27 months. The Administrator has determined that, for the initial offerings under the ESPP, the offering will be 3 months long.

The purchase price for each offering will be established by the Administrator. With respect to the 423 Component, the purchase price established by the Administrator shall not be less than the lower of (i) 85% of the closing price per share of Macy’s common stock on the first trading day of the offering period, or (ii) 85% of the closing price per share on the exercise date, which will occur on the last trading day of each offering period. The Administrator has determined that the initial offerings under the ESPP will be made to eligible employees of the Company and its U.S. subsidiaries under the 423 Component, and that the purchase price for shares purchased during each such offering will be 85% of the closing price per share on the last trading day of the offering period. On March 24, 2022 the closing price of Macy’s common stock was $26.35 per share.

The Administrator’s determinations regarding offerings under the ESPP, including the length of those offerings, the component of the ESPP under which those offerings are made and the purchase price of shares acquired in those offerings may be changed by the Administrator as provided in the ESPP, and in any case, the Administrator’s determinations are subject to the approval of the ESPP by the Company’s shareholders.

Unless a participant has withdrawn from participation in the ESPP before the exercise date of the applicable offering, the participant will be deemed to have exercised the participant’s purchase right in full as of such exercise date. Upon exercise, the participant will purchase the number of whole shares (and/or fractional shares, as determined by the Administrator) that the participant’s accumulated payroll deductions will buy at the purchase price, subject to the limitations described above.

A participant may cancel his or her payroll deduction authorization and withdraw from the offering at any time prior to the end of the offering. Upon withdrawal, the participant will receive a refund of the participant’s notional account balance in cash without interest. If a participant withdraws from an offering, the participant may not later re-enroll in the same offering, but the participant may (if eligible) enroll in any later offering under the ESPP. If a participant wants to increase or decrease the rate of payroll withholding, the participant may do so effective for the next offering by submitting a new enrollment form before the offering for which the change is to be effective, at such time and in such manner as provided by the Administrator.

A participant may not transfer any rights under the ESPP other than by will or the laws of descent and distribution. During a participant’s lifetime, purchase rights under the ESPP shall be exercisable only by the participant. The ESPP is unfunded, and all funds received by the Company under the ESPP may be combined with other corporate funds and used for any corporate purpose, unless otherwise required by applicable law.

Adjustments. In the event of any stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, spin-off, or other similar change in capitalization or event, the number and class of shares approved under the ESPP, the purchase price for an offering, and the maximum number of shares which a participant may elect to purchase in any single offering will be adjusted to prevent dilution or enlargement of the rights of ESPP participants. If the Company is liquidated or dissolved, the Administrator may provide that purchase rights under the ESPP will convert into the right to receive liquidation proceeds (net of the purchase price). In connection with a merger with or into another corporation, a sale of all or substantially all of our assets or common stock, or any other transaction in which the owners of our voting power immediately before the transaction do not hold a majority following the transaction, the Administrator may take any of the following actions, or do any combination thereof: (i) determine that each outstanding purchase right will be assumed or an equivalent purchase right substituted by the successor corporation or the parent or subsidiary of the

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ITEM 4. APPROVAL OF THE MACY’S, INC EMPLOYEE STOCK PURCHASE PLAN

successor corporation; (ii) upon written notice to participants, provide that all outstanding purchase rights will become exercisable to the extent of accumulated payroll deductions as of a specified date that is more than 10 days before the effective date of the applicable corporate transaction; (iii) upon written notice to participants, provide that all outstanding purchase rights will be canceled and accumulated payroll deductions will be returned to participants; or (iv) if the applicable transaction provides for cash payments to the holders of Macy’s common stock, provide for cash payments to participants in amounts based on the per-share amount of such cash payments to the shareholders.

Amendment and Termination. The Board of Directors may amend, suspend or terminate the ESPP at any time, subject to shareholder approval where required by applicable law.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of certain United States federal income tax consequences related to the purchase of shares under the ESPP. This summary deals with general federal income tax principles under currently applicable law and is provided only for general information. Other taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed in this summary. For example, tax consequences for employees participating in the Non-423 Component of the ESPP are not discussed in this summary. In any event, this summary is not intended as tax advice to ESPP participants, who should consult their own tax advisors regarding the tax consequences of participation in the ESPP.

The 423 Component of the ESPP is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Code. Accordingly, under the applicable Code provisions for Section 423 employee stock purchase plans, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. This means that an employee will not recognize taxable income upon being granted a purchase right under the ESPP or upon the purchase of shares. Upon a sale or disposition of shares purchased under the ESPP, however, the participant generally will be subject to tax in an amount that depends upon the length of time the shares are held by the participant prior to disposing of them.

If the shares acquired under the 423 Component of the ESPP are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares (sometimes called a “qualifying disposition”), the participant (or the participant’s estate) generally will recognize compensation taxable as ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price, or (ii) an amount equal to the applicable discount from the fair market value of the shares as of the date of grant. The Company will not be entitled to a federal income tax deduction for any compensation income recognized by the participant in a qualifying disposition. Any additional gain recognized by the participant in such a qualifying disposition will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold in a qualifying disposition for a price that is less than the purchase price, there is no ordinary income and the participating employee generally would have a long-term capital loss for the difference between the purchase price and the sale price.

If shares acquired under the 423 Component of the ESPP are sold or otherwise disposed of before the expiration of the holding periods described above (sometimes called a “disqualifying disposition”) at a price that is more than the purchase price, the participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares on the date the participant purchased the shares under the ESPP over the purchase price; and (ii) the Company will generally be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the participant (subject to any applicable limitations on such deductions). Any additional gain on such sale or disposition will be long-term or short-term capital gain, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of in a disqualifying disposition at a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date the participant purchased the shares under the ESPP over the purchase price (and the Company will generally be entitled to a corresponding deduction, subject to any applicable limitations on deductions), but the participant generally will have a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the purchase date. The deductibility of any losses realized by participants under the ESPP may be subject to limitations under applicable law.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    39

ITEM 4. APPROVAL OF THE MACY’S, INC EMPLOYEE STOCK PURCHASE PLAN

NEW PLAN BENEFITS

Participation in the ESPP is voluntary and dependent on each eligible employee’s election to participate, as well as the level of payroll deductions elected by each participating employee. As a result, future benefits under the ESPP cannot be determined at this time.

REGISTRATION WITH THE SEC

Promptly following approval of the ESPP by our shareholders, the Company intends to file a Registration Statement on Form S-8 with the SEC relating to the shares of Macy’s common stock reserved for issuance under the ESPP.

VOTES REQUIRED FOR APPROVAL

The affirmative vote of a majority of votes cast in person or by proxy is required for approval of the ESPP. Abstentions are not counted as votes cast on the proposal and will have no effect. Broker non-votes will not be counted.

The Board Of Directors Unanimously Recommends That You Vote “FOR” The Approval Of The Macy’s, Inc. Employee Stock Purchase Plan

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Chairperson
COMPENSATION COMMITTEE REPORT

The Compensation and Management Development (CMD) Committee has reviewed and discussed the Compensation Discussion & Analysis with Macy’s management. Based on such review and discussions, the CMD Committee recommended to the Board that the Compensation Discussion & Analysis be included in Macy’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022 and proxy statement.

The foregoing report was submitted by the CMD Committee and shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

Francis S. Blake, Chair

Deirdre P. Connelly

Sara Levinson

Paul C. Varga

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    41

COMPENSATION DISCUSSION & ANALYSIS

The Compensation Discussion and Analysis (CD&A) describes our executive compensation policies and practices and how our Named Executive Officers (NEOs) are compensated.

EXECUTIVE SUMMARY

In a year challenged with COVID-19 related disruptions, supply chain challenges, labor shortages and elevated inflation, Macy’s, Inc. outperformed expectations on both top and bottom lines every quarter in 2021.

Forty-four million customers shopped with us in 2021, and they purchased and spent more on each visit than in 2019. We brought in 19.4 million new customers in 2021, a 26% increase compared to 2019. Many of these customers were dormant and now re-engaged. This is a strong indication to us of the increasing relevance of the brand.

Throughout the year, we saw the momentum in the business grow, reflecting the effective execution of our multi-year Polaris growth strategy and an improving macro-economic environment. For the year, we generated $866 million more in net income and $984 million more in adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)* than we did in 2019. That's growth of 154% and 42%, respectively. Our full year net income as a percent of sales was 5.8% and our full year Adjusted EBITDA as a percent of sales* was 13.6%, a rate we have not achieved since 2014. Our team also continued to unlock new growth opportunities, including numerous digital initiatives, the redesign of our mobile app and the announcement of a digital marketplace which will launch in the second half of 2022 and our off-mall, smaller store format locations.

Having brought the enterprise back to solid financial health in 2021, we executed on our capital allocation priorities focused on enhancing shareholder value, including:

●	Investing in the business, with our capital spend largely focused on technology-based initiatives,
●	Paying down debt early and achieving an Adjusted Debt to Adjusted EBITDAR leverage ratio* well below the 2021 target of no more than 2.5x, and
●	Returning capital to shareholders through the reinstatement of a dividend and share repurchases.

The strength of our financial position allowed us to make several important investments in our talent and their total wellbeing in 2021, including a commitment to raising the minimum hourly rate to $15/hour, as well as investments in our digital business and national brick and mortar footprint, strengthening our digitally led omnichannel ecosystem.

Thanks to the hard work of our colleagues, successful execution of the strategy, disciplined resource management and strong capital allocation, Macy’s today is a much stronger and financially healthier company than it was before the pandemic and well-positioned for continuing sustainable and profitable growth.

*Adjusted EBITDA, Adjusted EBITDA as a percent of sales ratio and Adjusted Debt to Adjusted EBITDAR leverage ratio are non-GAAP financial measures. Please see “Non-GAAP Metrics” below for additional information.

2021 COMPENSATION PROGRAM DESIGN HIGHLIGHTS

As 2021 began, we planned for a year of recovery and rebuilding as communities started to reopen and economic conditions began to improve There continued to be significant unknowns impacting the business at that time, including the rollout of vaccinations and the resulting shifts in customer behavior. Our business plans set at the beginning of the year reflected the ongoing uncertainties in the marketplace.

The design of the executive compensation incentive programs in 2021 reflects a transition to our customary performance metrics and designs. The Committee also returned to our standard schedule of setting goals in the first quarter of the year.

●	The annual incentive plan metrics were weighted 70% on the financial metrics of earnings before interest, taxes, depreciation and amortization (EBITDA) and consolidated sales and 30% on three evenly weighted strategic metrics to support our Polaris strategy — gross margin dollars, omni-net promotor score (NPS) and a culture index comprised of colleague engagement and diversity:

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COMPENSATION DISCUSSION & ANALYSIS

o	The overall maximum payout level was increased to 150% from 125% used in 2020, but due to ongoing uncertainty from COVID-19 at the time targets were set, it remained below the pre-pandemic/2019 level of 200%.
●	We continued to use performance-based restricted stock units (PRSUs) and time-based restricted stock units (RSUs) in the long-term incentive plan with a mix of 50% each for all NEOs in 2021. The PRSU plan had two metrics: relative total shareholder return (rTSR) and digital sales, weighted 60% and 40%, respectively:
o	Similar to the annual incentive plan, the overall maximum payout level was increased to 170% from 150% used in 2020, but due to ongoing uncertainty from COVID-19 at the time targets were set, it remained below the pre-pandemic/2019 level of 200%.

investing in our Colleagues

The strength of our performance during the year made it possible for the Company to make significant investments in our colleagues that expanded the breadth and reach of benefits programs and committed to raise the Company-wide minimum hourly pay rate. These investments were a part of our ongoing commitment to attract and retain talent critical to our continued growth as a digitally led omnichannel retailer and the execution of our Polaris strategy.

The Company introduced a fully funded education benefit program available to all U.S.-based regular salaried and hourly colleagues that covers 100% of tuition, books and fees. This investment of approximately $35 million over the next four years includes a range of options, such as courses for high school completion, college preparation, English language learning, associate and bachelor’s degrees, boot camps and professional certificates within Macy’s education benefit program network.

The Company added flexibility to time off by providing Macy’s corporate and hourly colleagues one additional flexible paid holiday to support their well-being and provide further flexibility to take a day off on a holiday that is important to them.

The Company committed to raising the minimum rate to $15/hour across all Macy’s locations for new and current colleagues. This rate has already been phased in across several markets and we plan to achieve this target nationally by May 2022. Once this investment is made, average base pay will be above $17/hour and average total pay will be $20/hour.

This year, Macy’s, Inc. achieved greater than 99 percent pay equity across gender and race in the U.S. and is committed to maintaining an annual focus on pay equity.

OUR RESULTS

2021 Annual Incentive Plan — 150% Payout

We had strong performance against each of the annual incentive financial metrics, due to the effective execution of the Polaris strategy and an improved economic environment. Our strategic initiatives related to our customers and colleagues also performed well: we continued our focus on delivering an outstanding experience to new and existing customers and fostering our Company’s performance-driven culture that supports our colleagues’ engagement and sense of belonging:

●	Sales and EBITDA results exceeded plan target levels set at the beginning of the year by 15% and 107%, respectively. These results demonstrate the progress made with the Polaris strategy operating in an improved economic environment, as well as the strength of our digitally led omnichannel model.
●	The performance results for our strategic initiatives all met or exceeded the target level of performance set at the beginning of the year:
o	Gross Margin results exceed target by 19% driven by stronger regular price sales, fewer markdowns due to leaner inventories and a number of pricing and promotion initiatives.
o	Performance against our customer metric of omni-NPS rating achieved target performance, which reflected an increase from the prior year.
o	Our Culture Index, which consists of two metrics – colleague engagement and ethnically diverse representation - both exceeded plan which was set at a level above the prior year.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    43

COMPENSATION DISCUSSION & ANALYSIS

We are proud of our performance in a year of recovery and rebuilding which resulted in a calculated payout of 167.50% of the target opportunity. Per the plan design for 2021, the payout was capped at 150% of the target opportunity.

2019 – 2021 Performance Share Plan — 94.7% payout

The three-year (fiscal 2019 – 2021) performance period for PRSUs granted in fiscal 2019 concluded as of the end of fiscal 2021. There were three metrics applicable to this plan: 3-year average comparable sales growth, 3-year average return on invested capital (ROIC) and rTSR compared to the peer group. Although no payout was earned for the ROIC metric, given the strength of the sales recovery in 2021 and stock price performance, a payout between target and maximum and threshold and target, respectively, was earned for the remaining metrics applicable to this plan, resulting in an overall payout of 94.7% of target.

Path to Growth – 100% of locations earned

Colleagues in our stores, supply chain and customer support networks participate in our quarterly Path to Growth incentive program. Incentive payments in this plan totaled approximately $33 million for fiscal 2021 and all of our locations achieved performance levels that resulted in payments to our colleagues during the year.

2022 compensation program design highlights

2022 Compensation Program Designs

Our plan designs for 2022 reflect a continued focus on key financial metrics and strategic metrics in support of our Polaris strategy as well as design elements that reflect a more normalized business environment. Highlights of the program designs are summarized below.

Annual Incentive Plan

●	The annual incentive plan will continue to be based 70% on financial metrics of Sales and EBITDA and 30% on Strategic Initiatives to support our Polaris strategy.
o	Our annual strategic metrics enable us to prioritize key initiatives for the year.
•	The 2022 strategic metrics are a Culture Index that continues to be comprised of colleague engagement and diversity and a Customer Index based on conversion in Stores and Digital.

Long-term Incentive Plan

●	The long-term plan continues to include PRSUs and RSUs, weighted 50% each.
o	Consistent with 2021, the PRSU plan metrics will be rTSR and digital sales, weighted 60% and 40% respectively. The 2022 plan will also feature an additional payout opportunity that will be based on long-term comparable store sales.
o	The performance levels for the rTSR metric at threshold, target and maximum will be increased from 25th percentile – 35th percentile, 45th percentile – 60th percentile, and 70th percentile, to 30th percentile, 55th percentile and 80th percentile, respectively
o	Payout for the rTSR metric will continue to include a negative TSR cap, which caps the payout at target if Macy’s TSR over the period is negative.

The payout ranges in both the annual and long-term incentive plans for 2022 will be widened to 25% - 200% range of target, consistent with the payout range used prior to the pandemic.

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COMPENSATION DISCUSSION & ANALYSIS

SUMMARY OF MARCH 2022 COMPENSATION ACTIONS

Chairman and CEO

When Mr. Gennette was appointed CEO in 2017, the CMD Committee and the Board set his target compensation below market median, intending to increase it over time in line with our pay philosophy. The CMD Committee and Board based this initial compensation package on several factors, including target CEO compensation among peer companies, an analysis of compensation packages for newly promoted CEOs in a large sample of CEO transitions, and Mr. Gennette’s role as a first-time public company CEO.  Subsequently, Mr. Gennette received a target compensation increase in 2018, reflecting his strong performance and leadership during his first year as CEO, following which his target compensation remained below market median.  There have been no increases to Mr. Gennette’s target compensation since 2018.

The CMD Committee, supported by its independent advisor Semler Brossy, annually reviews Mr. Gennette’s compensation following the process described in “How We Set Executive Compensation” on pages 56 - 57.  Semler Brossy completed the review in 2022, including analyzing the competitive market data and developing target pay proposals.  The CMD Committee reviewed the proposals and considered the significant impact of Mr. Gennette’s leadership during the pandemic and the business recovery in 2021 as discussed in the Executive Summary on pages 42 - 44.  Following these discussions, the CMD Committee recommended, and the Board approved, a 13.5% increase to Mr. Gennette’s target compensation to $12,213,000.  This reflects the following increases:  base pay from $1,300,000 to $1,350,000; target annual incentive from 170% to 175% and target LTI value from $7,250,000 to $8,500,000.  As shown below, Mr. Gennette’s 2022 target compensation is positioned approximately at median of the peer group CEOs and the majority of the increase in his pay for 2022 is in short-and long-term at-risk compensation.

Other NEOs

The CMD Committee determined to increase the target compensation for Mr. Mitchell, EVP, CFO and Mr. Spring, EVP, Macy’s, Inc. and Chairman/CEO Bloomingdale’s based on the analysis of the market data and performance of the executives.  The changes position the target compensation for these executives at approximately the median of the peer group.

The CMD Committee approved the following:

●	Increases in base salary from $800,000 to $850,000 and long-term incentive from $1,415,000 to $1,800,000 for Mr. Mitchell. There was no change to Mr. Mitchell’s target annual incentive opportunity.
●	Increase in long-term incentive from $1,600,000 to $1,800,000 for Mr. Spring. There were no changes to Mr. Spring’s base salary or target annual incentive opportunity.

There were no increases in compensation for the other NEOs.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    45

COMPENSATION DISCUSSION & ANALYSIS

Highlights of Our Executive Compensation Program

Our Compensation Program Objectives

Our compensation program objectives are to provide competitive and reasonable compensation opportunities through programs aligned with key business strategies and plans, foster a performance-based culture, and attract, motivate, reward and retain key executives. Balancing these primary program objectives helps ensure accountability to our shareholders. For a discussion of our short- and long-term incentive program see page 49. For a discussion of our broader Colleague Compensation Philosophy see page 81.

Pay for Performance Alignment

CEO Compensation and Pay for Performance Alignment

2021 CEO Pay

Semler Brossy, the compensation consultant for the CMD Committee, completed a market review in 2021 and determined our CEO’s target total compensation of $10,760,000 was positioned at approximately the 25th percentile of the peer group. See page 56 - 57 for information regarding the peer group. Mr. Gennette’s realized compensation each year is largely dependent on performance results. In 2021, Mr. Gennette’s realized compensation was $11,684,112 — slightly over his target compensation. This payout is consistent with strong company performance in fiscal 2021 resulting in an above target payout for the annual incentive plan, payout between threshold and target for the 2019 – 2021 performance share plan and the value of his RSUs on the date of vesting, which reflects significant stock price recovery between the grant date and vesting date.

Mr. Gennette’s 2021 Realized Compensation
Base Salary	$1,300,000
Annual Incentive Payout	$3,315,000
•150% of target incentive
• Cap set for 2021
2019 — 2021 Performance Share Plan Earned	$4,517,128
RSU vesting	$2,551,984
Total Compensation Realized in 2021	$11,684,112
Mr. Gennette’s Total Target Compensation	$10,760,000
% of Target Realized	109%

To further demonstrate the rigor of our pay for performance alignment, the following shows Mr. Gennette’s realized versus target compensation for fiscal years 2018, 2019, 2020 and 2021. Realized equity value is calculated based on the value of earned PRSUs (excluding dividend equivalents) and RSUs at time of vesting and the realized value upon exercise of stock options.

Over the past 4 years, Mr. Gennette has realized, on average, approximately 56% of his target compensation.

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COMPENSATION DISCUSSION & ANALYSIS

Realized Pay

Compensation Component	2018	2019	2020	2021
Base Salary	$1,300,000	$1,300,000	$1,300,000		$1,300,000
Voluntary Reduction in Base Salary Due to COVID-19	n/a	n/a	$(325,000)	$	n/a
Annual Incentive Payout	$3,687,200	$919,800	$2,762,500		$3,315,000
Stock Option Exercise	$0	$0	$0		$0
RSU Vesting	$0	$0	$0		$2,551,984
PRSUs Earned	$0	$1,409,617	$0		$4,517,128
Total Compensation Realized	$4,987,200	$3,629,417	$3,737,500		$11,684,112
Mr. Gennette’s Total Target Compensation	$10,760,000	$10,760,000	$10,760,000		$10,760,000
% of Target Compensation Realized	46%	34%	35%		109%

2020 Base Salary reflects Mr. Gennette’s decision to voluntarily forego base salary for three months.

As shown below, over time the payouts of our incentive plans have fluctuated based on financial performance, including rTSR, demonstrating a strong pay for performance alignment.

Incentive Plan	2016	2017	2018	2019	2020	2021	Average
Annual Incentive Payout	14%	141%	167%	42%	125%	150%	107%
Realized PRSUs	0%	0%	0%	32%	0%	104%	23%

Reflects payout as a percent of target payout and PRSUs reflects value at time of payout, including the impact of both achievement of performance results and change in stock price (for example, 2014 – 2016 plan is shown at conclusion of performance period in 2016) excluding dividend equivalents. Performance results for the PRSUs, excluding the change in stock price are 76.96% and 94.7% for 2019 and 2021, respectively.

Compensation Mix: Focus on At Risk Pay and Balance of Short-and Long-Term Incentives

Within our pay elements of base salary, performance-based annual incentive and long-term incentives, we emphasize at risk pay over fixed pay with at least 70% of our NEOs’ target compensation linked to a variety of metrics including pre-determined performance objectives (financial and strategic) and stock price performance. The program also balances the importance of the achievement of short-term and long-term objectives.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    47

COMPENSATION DISCUSSION & ANALYSIS

2021 TARGETED COMPENSATION MIX

Shareholder Engagement and Support for Our Compensation Program

At the 2021 Annual Meeting of Shareholders, approximately 90.3% of the votes cast approved our “say-on-pay” proposal in support of our named executive officer compensation. Shareholder support of our executive compensation programs has averaged 95.1% over the last ten years. As previously described on page 13, in the Fall of 2021 we reached out to 21 shareholders, including 17 of our top shareholders, representing approximately 55% of our outstanding shares (as of June 30, 2021), as well as major proxy advisory firms to provide an update on and seek dialog and feedback on various topics, including our compensation programs. Ultimately, we held telephonic meetings with governance representatives of shareholders representing more than 28% of our outstanding shares (as of June 30, 2021). Shareholders generally expressed alignment with our compensation programs. The CMD Committee believes the feedback received during these sessions together with our vote results reflect general support of our NEO compensation program.

OUR EXECUTIVES

For fiscal 2021, our NEOs were:

Name	Principal Position	Years with Macy’s
Jeff Gennette	Chief Executive Officer	38
Adrian V. Mitchell	EVP, Chief Financial Officer	2
Elisa D. Garcia	EVP, Chief Legal Officer	5
Danielle L. Kirgan	EVP, Chief Transformation Officer	4
Tony Spring	EVP, Chairman & CEO, Bloomingdale's	34
John T. Harper	Former EVP, Chief Operations Officer	38
(1)	Mr. Spring was appointed EVP Macy’s, Inc. in August 2021 and has served as Chairman and CEO Bloomingdale’s since February 2014.
(2)	Mr. Harper served as EVP, Chief Operations Officer until August 2021. We are required to report Mr. Harper’s compensation in this proxy statement because his total compensation placed him among the three most highly compensated executive officers other than the CEO and CFO still serving at the end of fiscal 2021. Due to elimination of his position, he was eligible for the Senior Executive Severance Program which includes severance benefits and requires compliance with non-compete and non-solicit obligations.

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COMPENSATION DISCUSSION & ANALYSIS

2021 SHORT-TERM AND LONG-TERM INCENTIVE PROGRAMS

The designs of the 2021 plans reflected a transition from the unique metrics and designs used in 2020 to more customary plans. While we anticipated a more normalized business environment in 2021, at the time plans and targets were set, uncertainties continued to exist, including the rollout of vaccinations and shifts in customer behavior related to the COVID-19 pandemic. The targets set at the beginning of the year as well as some incentive design features reflected these uncertainties and an intent to maintain appropriate alignment with shareholders.

Key Features of the 2021 Incentive Program

Program	Performance		Metric Weight		Rationale
Short-Term Incentive (STI)	● Sales ● EBITDA ● Strategic Initiatives o Gross Margin o Customer Metric: Omni-Net Promoter Score (NPS) o Culture Metric • Colleague Engagement • Ethnically Diverse Representation at Director level and above		35% 35% 10% 10% 10%
●
Sales and EBITDA: key financial metrics that measure top and bottom-line performance
●
Gross Margin: measures driving profitable sales
●
Omni-NPS: to provide strong customer focus as they return to the stores or continued shopping online
●
Culture Index to motivate our leaders for championing the company culture during uncertain times and driving ethnically diverse representation of 30% at Senior Director level and above by 2025

	Performance and Payout Curves
●
Due to the uncertainty that continued to exist regarding the business environment and recovery for 2021, established somewhat wider than historical performance ranges and narrower payout opportunities

●
For these reasons as well, the typical 200% maximum payout was reduced to a cap of 150%, with each individual metric having a maximum payout of 175% of target

		% of Plan Performance
	Metric	Threshold	Target	Maximum
	Sales	95%	Plan	105%
	EBITDA	85%	Plan	115%
	Strategic Initiatives		Varies

		% of Target Opportunity
	Metric	Threshold	Target	Maximum
	Each Metric	50%	100%	175%
	Overall Total Opportunity	50%	100%	150%
Long-Term Incentive Plan (LTI)

Mix of performance-based restricted stock units (PRSUs) and time-based restricted stock units (RSUs)

●
Allocation evenly weighted; 50% each
●
PRSU performance metrics
o
Relative Total Shareholder Return (rTSR) compared to the S&P Retail Select Index Peer Group (weighted 60%)
o
Digital Sales performance in 2023 (weighted 40%)
●
Reduced the payout opportunity variability from a threshold of 25% up to a maximum of 200% of target to 50% and 150%, respectively, for the rTSR metric and implemented a customary 200% maximum for the digital sales metric

●
50% split maintains a high-performance focus
●
rTSR focuses on long-term shareholder value and accountability for performance relative to the broader retail sector
●
Digital sales aligns with our strategy to be a digitally led omni-retailer

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COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE COMPENSATION PRACTICES

	WHAT WE DO	See

		Page

We align executive compensation with the interest of our shareholders

•	Focus on performance-based compensation	46 – 48
•	Align compensation with performance	46 – 48
•	Conduct an annual risk assessment of executive compensation program	16
•	Maintain robust stock ownership guidelines for executive officers	57 – 58

Our executive compensation program is designed to encourage balanced decision making and to avoid excessive risk taking

•	Incentive plans use multiple metrics	51 – 53
•	Measure performance against both annual and multi-year periods	51 – 53
•	Set performance goals at levels high enough to encourage strong performance, but within reasonably attainable parameters to discourage excessive risk taking	16
•	Cap performance-based compensation payouts	51 – 53

We adhere to executive compensation best practices

•	Provide modest perquisites with reasonable business rationale	54
•	Conduct annual say-on-pay vote	36
•	Constitute the CMD Committee with only independent directors	18
•	Include a relative TSR metric for PRSUs and limit payouts to target level if absolute TSR is negative over the measurement period	52 – 53
•	Provide for recoupment of cash and equity incentive compensation in certain circumstances	57
•	Prohibit hedging and pledging transactions by directors and executive officers	58
•	Utilize a compensation consultant independent of management	56
•	Provide a reasonable post-employment change-in-control plan	73
•	Equity awards are subject to “double-trigger” vesting in the event of a change-in-control	54

	WHAT WE DON’T DO	See

		Page

•	Do not provide excise tax gross-ups upon a change-in-control	N/A
•	Do not provide individual employment contracts	N/A
•	Do not reprice or buyout for cash underwater stock options without shareholder approval	65
•	Do not provide individual change-in-control agreements	73

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COMPENSATION DISCUSSION & ANALYSIS

THE KEY ELEMENTS OF EXECUTIVE COMPENSATION

The compensation program for our NEOs consists primarily of the components outlined in the following table.

Component	Objective
Base Salary	Market-competitive pay necessary to attract and retain high-quality talent. Pay reflective of role, responsibilities, individual performance, and experience.
Short-Term Incentive Awards	Cash awards that vary based on performance; designed to align incentives with business strategy and operating performance over short-term (generally one year or less) financial and strategic targets.
Long-Term Incentive Awards	Reward long-term performance and align management with our shareholders.
Benefits	Assists to attract and retain our leaders.

2021 BASE SALARY

We provide base salaries to our NEOs to deliver a fixed component of compensation that reflects the scope and complexity of each NEO’s role. Base salaries are intended to aid in the Company’s ability to attract and retain critical executive officers and are reviewed against comparable positions in the market.

	FY 2020	FY 2021
Name	Salary	Salary
Gennette	$1,300,000	$1,300,000
Mitchell	$800,000	$800,000
Garcia	$750,000	$750,000
Kirgan	$850,000	$850,000
Spring	$850,000	$850,000
Harper (1)	$850,000	$850,000

(1)	Mr. Harper served as Chief Operations Officer until August 2021

2021 ANNUAL INCENTIVE PLAN

The NEOs participate in the Senior Executive Incentive Compensation Plan (annual incentive plan or STI plan). The annual incentive plan aligns executive compensation with our business strategy and operating performance over short-term (generally one year or less) financial and strategic targets.

Annual Incentive Opportunity as a Percent of Base Salary. Targeted annual incentive award opportunities are expressed as a percent of year-end base salary. Actual awards earned are dependent on performance relative to the pre-determined goals, as shown in the chart below (and such alternative or additional factors as the CMD Committee deems appropriate).

	Threshold		Maximum
Name	(50% of Target)	Target	(150% of Target)
Gennette	85.0%	170.0%	255.0%
Mitchell	50.0%	100.0%	150.0%
Garcia	37.5%	75.0%	112.50%
Kirgan	50.0%	100.0%	150.0%
Spring	50.0%	100.0%	150.0%
Harper	50.0%	100.0%	150.0%

As described above, the metrics in the annual incentive plan are Sales, EBITDA and Strategic Initiatives. We had strong performance against each of the annual incentive metrics, due to the effective execution against the Polaris strategy, the improving economic environment and our focus on the customer experience and our company culture. See “Executive Summary – Our Results”.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    51

COMPENSATION DISCUSSION & ANALYSIS

All dollar amounts shown in millions

As previously described and shown above, 30% of the annual incentive is based on strategic initiatives, including Gross Margin, a Customer metric of Omni-NPS and a Culture Index consisting of Colleague Engagement and Ethnically Diverse Representation.

Gross margin performance was driven by continued recovery in stores, inventory productivity, lower markdowns and the execution of the Polaris Strategy.

Omni-NPS score is provided by an external third-party and measures customer satisfaction in stores and online. As the retail industry evolves, it is critical to deliver a positive shopping experience for new and existing customers and including this metric in the STI plan re-enforces its importance. Target performance was set 1 point above 2020 actual performance.

Colleague Engagement scores are also provided by an external third-party and is the average score from surveys completed twice a year. The target was set above the industry benchmark average.

Ethnically diverse representation is defined as the percent of ethnically diverse colleagues at the director level and above, measured as a percent of total colleagues at this level. We have set a goal of 30% ethnically diverse colleagues at the senior director level and above by 2025. To reach this goal, it is important to establish and focus on milestones that continue to build our talent pipeline. Target performance was set 0.3 ppt above 2020 actual performance.

2021 LONG-TERM INCENTIVE PLAN

The annual core equity awards to NEOs consisted of performance-based restricted stock units (PRSUs) and time-based restricted stock units (RSUs), equally weighted. As the impact of the pandemic tapers and the business environment normalizes, we are focused on performance metrics that will strengthen our position as a digitally led omnichannel retailer. In support of this long-term strategic objective and to drive shareholder value, the Committee selected rTSR and 2023 Digital Sales as metrics.

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COMPENSATION DISCUSSION & ANALYSIS

●	PRSUs granted in fiscal 2021 vest, if at all, following the end of fiscal 2023 based on upon achievement of performance targets
●	Awards granted in fiscal 2021 have a maximum payout of 170% of target opportunity versus the 150% and 200% applicable to 2020 and 2019 plans, respectively
●	The PRSU grant continues to include a negative TSR cap and a maximum value cap applicable to the rTSR metric
o	If Macy’s absolute TSR over the performance period is negative, any payout earned is capped at target
o	Regardless of Macy’s performance relative to peers or stock price growth, the maximum payout amount is capped at 400% of the target grant date value, attributable to both performance and stock price appreciation
●	The RSUs vest ratably over a four-year period beginning on the first anniversary of the grant date. The Committee determines the number of PRSUs and RSUs required to deliver the targeted award value by dividing the target dollar award value by the closing price of Macy’s stock price on the grant date

The target number of PRSUs and the number of RSUs granted to NEOs is shown in the 2021 Grants of Plan-Based Awards table on page 64.

Fiscal 2019 PRSU Grant

The three-year (fiscal 2019 – 2021) performance period for PRSUs granted in fiscal 2019 concluded as of the end of fiscal 2021. A payout on this performance-based award was earned based on the strength of the recovery of sales in 2021 and stock performance. The following is a summary of the metrics and actual performance for the 2019 – 2021 PRSU plan.

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COMPENSATION DISCUSSION & ANALYSIS

Benefits

Retirement and Deferred Compensation Plans. The NEOs participate in our broad-based 401(k) retirement investment plan. The NEOs also participate in a non-qualified deferred compensation plan with features like the 401(k) plan. Prior to 2014, executives were provided with a supplementary executive retirement plan and a cash balance pension plan. These two defined benefit plans were discontinued in December 2013 and the NEOs no longer accrue new benefits under the plans. See pages 69 - 71 for more information on these plans.

Perquisites. We provide limited perquisites including business club and professional memberships and, for our

CEO, a car and driver for security reasons and limited personal use of the Company aircraft. See pages 63 - 64 for more information.

Severance and Change-in-Control. We maintain executive severance plans and a change-in-control plan covering our NEOs. Our deferred compensation programs provide for accelerated benefits in the event of a change-in-control. All equity awards are subject to “double-trigger” vesting in the event of a change-in-control. See pages 73 - 80 for more information.

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COMPENSATION DISCUSSION & ANALYSIS

HOW WE DETERMINE EXECUTIVE COMPENSATION

We use a collaborative process in making executive compensation decisions.

Responsible Party	Primary Roles and Responsibilities

CMD Committee
●
Administers executive compensation program for senior executives
●
Oversees annual and long-term incentive plans, as well as benefits and policies
●
Ensures appropriate succession plans in place for CEO and other key executive positions
●
Emphasizes pay-for-performance linkage of executive compensation program and helps ensure programs are competitive
●
When making compensation program decisions, considers:
–
our compensation philosophy
–
our financial and operating performance and total shareholder return
–
general compensation policies and practices for our colleagues
–
practices and executive compensation levels within the market

Compensation Consultant
●
Attends CMD Committee meetings at request of CMD Committee, meets with CMD Committee in executive session without management, and communicates with CMD Committee chair regarding emerging issues and other matters
●
Reviews and provides advice relating to:
–
design of annual and long-term incentive plans, including degree to which incentive plans support business strategies and balance risk-taking with potential reward
–
selection of performance metrics
–
peer group/market pay and performance comparisons
–
competitiveness of key executives’ compensation
–
changes to NEOs’ compensation levels
–
design of other compensation and benefits programs
–
preparation of public filings related to executive compensation, including CD&A and accompanying tables and footnotes

Management (CEO and Human Resources Executives)
●
CMD Committee seeks input from CEO and human resources, legal and finance executives to develop and design various compensation programs to support the goals and objectives of the programs
●
Human resources department uses various survey firms and data sources to provide calculations, comparator group and general market data used by management in compensation-related analyses
●
At the beginning of each fiscal year, CEO meets with direct reports, including other NEOs, to set individual performance objectives for the year which includes achieving key financial and business goals. Following fiscal year end, CEO reviews performance of each direct report against Company and individual performance objectives and individual’s contribution to Company performance
●
CEO takes part in CMD Committee discussions of compensation involving direct reports, provides input on individual performance and recommendations on compensation levels
●
Human resources executives, with assistance of Semler Brossy, provide CMD Committee with data, analyses and other information in considering CEO compensation recommendations for direct reports
●
Mr. Gennette does not participate in portions of the CMD Committee or Board meetings during which his compensation is discussed

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    55

COMPENSATION DISCUSSION & ANALYSIS

Independent Compensation Consultant

The CMD Committee has retained Semler Brossy Consulting Group, LLC (Semler Brossy) as the Committee’s independent compensation consultant to provide counsel on various compensation related matters including compensation program design, peer group identification and competitive market assessment, market insights and trends in executive compensation and management’s proposed levels of compensation. Semler Brossy also provides updates on governance and regulatory trends. Semler Brossy provides no services to the Company other than those provided directly to, or on behalf of, the CMD Committee, and to, or on behalf of, the Nominating and Corporate Governance Committee with respect to director compensation. The CMD Committee has assessed the independence of Semler Brossy pursuant to the NYSE listing standards and SEC rules and is not aware of any conflict of interest raised by Semler Brossy’s work that would prevent Semler Brossy from providing independent advice to the CMD Committee.

HOW WE SET EXECUTIVE COMPENSATION

Timing

Generally, the CMD Committee reviews NEO base salaries, annual incentive award payments and equity awards at its March meeting. At that time, financial and other performance results for the prior fiscal year are available and Company performance against applicable targets are measured.

Market Data Serves as One Point of Reference

Semler Brossy provides the CMD Committee with a competitive assessment for each pay element, target total direct compensation and overall compensation mix. The market data is sourced from a combination of peer company public filings, peer company data cuts from published compensation surveys and survey data from a broader sample of retail companies. Market data is one of several factors considered in determining compensation levels and packages for NEOs and actual positioning of target compensation may be above or below the median based on company revenue size, executive’s experience, unique skill set, scope of responsibilities, supply and demand of critical talent in the market, tenure and other factors.

The target total direct compensation for Mr. Gennette ranks at approximately the 26th percentile of the peer group.

Compensation Peer Group

The CMD Committee references comparative compensation data of a peer group of publicly traded retail companies to inform itself of the competitiveness of compensation and program design and believes the data provides directional context for compensation decisions. The CMD Committee recognizes that due to factors unique to Macy’s, including business model and strategies, scope and complexity of jobs, and specific talent needs, as well as executive changes within the peer group and year-over-year changes in survey data, there is an imperfect comparability of NEO positions among companies. Thus, the CMD Committee does not benchmark or target any specific position for compensation components based on peer group data.

In August 2021 Semler Brossy completed a peer group review to confirm the appropriateness of the current peers. The methodology to complete this review included a review of industry, size and business model to ensure the resulting group was generally representative of the Company’s business model, balanced larger and smaller companies and included a sufficient number of companies. Following the review, Semler Brossy recommended the updates to the peer group as shown.

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COMPENSATION DISCUSSION & ANALYSIS

Company	Recommendation
L Brands	Remove due to spin-off of Victoria’s Secret and go-forward focus on Bath and Body Works
Burlington Stores Dick’s Sporting Goods Foot Locker Williams-Sonoma	Add to peer group ● Fit within the size screen ● Product overlaps with a portion of the Company’s business ● Product is either “non-essential” or partially “non-essential’

The Committee concurred with these recommendations and the outcome of the decision is shown below.

2020 Peer Group Companies	2021 Peer Group Companies
Bed, Bath and Beyond	Bed, Bath and Beyond
Best Buy	Best Buy
Dillard’s	Dillard’s
Dollar Tree	Dollar Tree
Gap	Gap
Kohl’s	Kohl’s
L Brands
Lowes Companies	Lowes Companies
Nordstrom	Nordstrom
Ross Stores	Ross Stores
Target	Target
TJX Companies	TJX Companies
Burlington Stores
Dick’s Sporting Goods
Foot Locker
Williams-Sonoma

The revised peer group for 2021 consists of 15 companies. Semler Brossy reviewed the peer group and determined Macy’s trailing fourth quarter revenue was positioned between median and the 75th percentile and market capitalization near the 15th percentile as of July 2021. The peer group prioritizes apparel-focused department stores and companies with a similar business profile to Macy’s that maintain a more non-essential product offering as well as several retailers with a significant portion of revenue through online sales.

EXECUTIVE COMPENSATION GOVERNANCE

Clawback Policy

The CMD Committee has the discretion to require a participant in the annual Incentive Plan or in the long-term incentive compensation program to repay income derived from annual incentive, PRSUs and RSUs and stock options in the event of a restatement of our financial results. This repayment would occur within three years after any such payment to correct a material error that is determined by the CMD Committee to be the result of executive fraud or intentional misconduct.

Stock Ownership Guidelines

Our Board has established stock ownership guidelines for certain corporate officers of Macy’s, including the NEOs. The Company first enacted stock ownership guidelines in 2006. Executives are expected to comply with the current guidelines by the first business day in May following the five-year anniversary of the date as of which the executive first becomes covered under his/her current or new ownership guideline, or, if newly hired or promoted, first becomes eligible to receive a payout of PRSUs and/or RSUs under our long-term incentive plan. Executives who are below their ownership guideline at their guideline requirement date must retain 50% of all shares acquired on vesting or exercise of equity awards (net of exercise costs and taxes) until the guideline is met in order to be in compliance with the stock ownership policy.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    57

COMPENSATION DISCUSSION & ANALYSIS

Position	Ownership Guidelines

Chief Executive Officer and Chairman of the Board	• • • • • •	6x base salary
Chief Financial Officer, Former Chief Operations Officer and Chief Transformation Officer	• • •	3x base salary
Chief Legal Officer, EVP, Macy’s, Inc. and Chairman and CEO, Bloomingdale’s	• •	2x base salary

Shares counted toward the ownership guideline:

•	Macy’s stock beneficially owned (directly or indirectly) by the executive or owned jointly with any immediate family member of the executive
•	Any stock credits or other stock units credited to an executive’s account through deferrals under our deferred compensation program or otherwise
•	Time-based restricted stock or RSUs granted to executives, whether or not vested
•	The executive’s proportionate share of the Macy’s stock fund under our 401(k) Plan

Macy’s common stock subject to unvested or unexercised stock options, and performance-based restricted stock or stock units during the performance period, do not count toward the ownership guideline.

Once a determination is made that the required ownership guideline value has been met, a subsequent decrease in share price will not affect that determination, provided there is no subsequent sale of the total number of shares relied on to meet the guideline value unless, and only to the extent the then current market value of such total number of shares exceeds the required ownership guideline.

Stock ownership is measured as of the first business day in May of each fiscal year. As of the most recent measurement date, each NEO was in compliance with the ownership guidelines of the policy.

Anti-Hedging/Anti-Pledging Policy

Directors, executive officers and participants in our long-term incentive plan are prohibited from engaging in transactions designed to hedge against the economic risks associated with an investment in our common stock or pledging our common stock in lending transactions. Set forth below is Macy’s Hedging/Pledging policy.

Macy’s, Inc. considers it inappropriate for any Director, executive officer or participant in the Company’s long-term incentive plan to engage in any transaction in which they may profit from short-term speculative swings in the value of Macy’s securities or pledge Macy’s stock in lending transactions. Therefore, as a matter of Company policy, these individuals may not engage in:

1.	the purchase or sale of “put” and “call” options (publicly available rights to sell or buy Macy’s securities within a certain period of time at a specified price or the like);
2.	“short sales” (selling borrowed securities which the seller hopes can be purchased at a lower price in the future);
3.	“short selling against the box” (selling owned but not delivered securities);
4.

the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Macy’s securities granted to the individual as compensation or held, directly or indirectly, by the individual; and

5.	pledging Macy’s securities as collateral for a loan, including, without limitation, in a margin account.

Furthermore, Section 16(c) of the Securities Exchange Act of 1934 prohibits short sales and short sales against the box of Macy’s securities by the Company’s directors and executive officers. The prohibitions listed above do not apply to the exercise of stock options granted as part of a Company incentive plan.

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COMPENSATION DISCUSSION & ANALYSIS

Timing of Equity Awards

The CMD Committee typically approves annual equity-based awards at its annual March meeting. The March meeting occurs after annual financial results are available — at least three weeks after we release our fiscal year-end earnings. The CMD Committee may approve equity-based grants on other dates for purposes such as newly hired executives, executives promoted into positions eligible for such grants, or to retain executives important to the Company. The Company determines a specific calendar of trading blackout dates each year and equity-based awards are not issued on any of the designated trading blackout dates.

Tax Considerations

In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that we may deduct in any one year with respect to certain of our executive officers (and, beginning in 2018, certain former executive officers).

The CMD Committee focuses on designing and maintaining executive compensation arrangements that we believe will attract and retain the executive talent we need to compete successfully even if in certain cases such compensation is not deductible for federal income tax purposes.

Accounting

We record salaries and performance-based cash incentives in our financial statements as expense in the amount paid, or to be paid, to the NEOs.

Accounting rules also require us to record an expense in our financial statements for equity-based awards, even though equity awards are not paid as cash to colleagues.

We expense all equity-based awards in accordance with ASC Topic 718. In evaluating the design of our variable incentive plans, the CMD Committee considers the accounting costs attributable to alternative approaches to ensure that financial efficiency is maximized.

NON-GAAP METRICS

Macy’s reports its financial performance in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP financial measures provide users of the Company’s financial information with additional useful information in evaluating operating performance and we have included certain non-GAAP measures as performance metrics in our incentive plans.

We use 1) Sales, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Gross Margin metrics in our annual incentive plan and 2) Comparable Sales Growth, Return on Invested Capital (ROIC) and Digital Sales as performance metrics in our three-year performance share plan. Sales, Digital Sales and changes in comparable sales are calculated on an owned plus licensed basis and includes sales from departments licensed to third parties which are not included in sales calculated in conformity with GAAP (on an owned basis). Sales and adjusted EBITDA exclude impairment charges, restructuring charges, store closing costs, acquisitions and dispositions of business operations, unreserved tax assessments and other items. ROIC is defined as adjusted EBITDA, excluding benefit plan income, net and lease expense, as a percent to average invested capital.

Reconciliations to the most directly comparable GAAP measures for Changes in Comparable Sales, Adjusted EBITDA and ROIC and other information concerning non-GAAP financial measures are provided on page 34 of Macy’s Annual Report on Form 10-K under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Important Information Regarding Non-GAAP Financial Measures.”

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    59

COMPENSATION DISCUSSION & ANALYSIS

FORWARD-LOOKING STATEMENTS

All statements in this proxy statement that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Macy’s management and are subject to significant risks and uncertainties. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained in this proxy statement because of a variety of factors, including the effects of the COVID-19 pandemic on Macy’s customer demand and supply chain, as well as its consolidated results of operation, financial position and cash flows, Macy’s ability to successfully implement its Polaris strategy, including the ability to realize the anticipated benefits within the expected time frame or at all, conditions to, or changes in the timing of proposed real estate and other transactions, prevailing interest rates and non-recurring charges, the effect of potential changes to trade policies, store closings, competitive pressures from specialty stores, general merchandise stores, off-price and discount stores, manufacturers’ outlets, the Internet and catalogs and general consumer spending levels, including the impact of the availability and level of consumer debt, possible systems failures and/or security breaches, the potential for the incurrence of charges in connection with the impairment of intangible assets, including goodwill, Macy’s reliance on foreign sources of production, including risks related to the disruption of imports by labor disputes, regional or global health pandemics, and regional political and economic conditions, the effect of weather, labor shortages, the amount and timing of future dividends and share repurchases and other factors identified in documents filed by the Company with the Securities and Exchange Commission, including under the captions “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022. Macy’s disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

OUR NAMED EXECUTIVE OFFICERS

JEFF GENNETTE 60 Chairman of the Board since January 2018 and Chief Executive Officer since March 2017	Years with Macy’s: 38 See Mr. Gennette’s biography on page 9 of this proxy statement

ADRIAN V. MITCHELL 48 Chief Financial Officer since November 2020

Years with Macy’s: 2

PRIOR CAREER HIGHLIGHTS

Boston Consulting Group

●
Managing Director and Partner, Digital BCG and Consumer Practices

Recreational Equipment, Inc.

●
Board Director

Arhaus LLC

●
Chief Executive Officer

Crate and Barrel

●
Chief Financial Officer, Chief Operating Officer and Interim Chief Executive Officer

Target Corporation

●
Multiple management positions including Director, Strategy and Interactive Design for target.com and Director, Innovation and Productivity for Target Corporation

McKinsey & Company, Inc.

●
Co-founded the NA Lean Operations Retail Practice

EDUCATION

●
M.B.A., Harvard University
●
B.S., Chemical Engineering, Louisiana State University

4 since September 2016	● ● ● ●	● ● ● ●
ELISA D. GARCIA 64 Chief Legal Officer since September 2016

Years with Macy’s: 5

PRIOR CAREER HIGHLIGHTS

Office Depot

●
Chief Legal Officer
●
EVP, General Counsel and Secretary

Domino’s Pizza

●
EVP, General Counsel and Secretary

Philip Morris International

●
Regional Counsel, Latin America

GAF Corporation

●
Corporate Counsel

Willkie Farr & Gallagher LLP

●
Corporate Finance Associate

EDUCATION

●
J.D., St. John’s University School of Law
●
Bachelor’s and Master’s degrees, State University of New York at Stony Brook

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    61

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

6 since February 2016	● ● ●	● ● ●
DANIELLE L. KIRGAN 46 Chief Transformation Officer since February 2016	Years with Macy’s: 4 PRIOR CAREER HIGHLIGHTS American Airlines ● SVP, People ● Chief Human Resources Officer Darden Restaurants ● Chief Human Resources Officer	Conagra Brands ● VP, Human Resources EDUCATION ● B.A., Business Administration, Illinois State University

NY SPRING	November 2020 to Present Former Interim Chief Financial Officer June 2020 to November 2020	● ● ● ●	● ● ● ● ● ● ● ●
	TONY SPRING 56 Executive Vice President Macy’s, Inc. since August 2021 and Chairman and CEO, Bloomingdale’s since February 2014	Years with Macy’s: 34 PRIOR CAREER HIGHLIGHTS Macy’s Inc. ● President and Chief Operation Officer, Bloomingdale’s ● Various roles within the Bloomingdale’s organization	EDUCATION ● B.A., Cornell University

Former	since January 2016	● ●	● ●
JOHN HARPER 62 Former Chief Operations Officer January 2020 to August 1, 2021

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

The following table summarizes the compensation of the individuals that served as our principal executive officer and principal financial officer during fiscal 2021, our three other most highly-compensated executive officers who were serving as executive officers at the end of fiscal 2021 and one former executive officer, collectively referred to as the “Named Executives” or the “NEOs.”

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

2021 SUMMARY COMPENSATION TABLE

							Changes in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and		Salary	Bonus	Awards(1)	Awards	Compensation	Earnings(2)	Compensation(3)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Jeff Gennette	2021	1,300,000	0	7,096,408	0	3,315,000	477,829	101,694	12,290,931
Chief Executive Officer	2020	975,000	0	7,014,892	0	2,762,500	306,549	24,352	11,083,293
	2019	1,300,000	0	4,409,720	2,899,998	919,800	677,088	102,214	10,308,820
Adrian V. Mitchell	2021	800,000	0	1,385,014	0	1,200,000	0	239,480	3,624,494
Chief Financial Officer	2020	200,000	500,000	1,356,490	0	250,000	0	0	2,306,490
Elisa D. Garcia	2021	750,000	0	1,174,565	0	843,750	0	50,266	2,818,581
Chief Legal Officer	2020	712,500	0	1,176,642	0	703,125	0	33,131	2,625,398
	2019	750,000	0	729,874	479,999	234,100	0	20,943	2,214,916
Danielle L. Kirgan	2021	850,000	0	1,761,847	0	1,275,000	0	66,938	3,953,785
Chief Transformation	2020	807,500	0	3,514,965	0	1,062,500	0	26,904	5,411,869
Officer	2019	750,000	0	729,874	479,999	234,100	0	59,098	2,253,071
Tony Spring	2021	850,000	0	1,566,097	0	1,275,000	237,818	66,938	3,995,853
EVP, Macy's, Inc. & Chairman & CEO, Bloomingdale's
John Harper	2021	425,000	0	0	0	637,500	108,824	1,838,998	3,010,322
Former Chief Operations	2020	807,500	0	1,764,970	0	1,062,500	379,545	48,579	4,063,094
Officer	2019	725,000	500,000	777,989	199,997	239,200	875,817	46,036	3,364,039

(1)	The amounts in this column for fiscal 2021 include the grant date fair value for PRSUs and RSUs awarded in fiscal 2021:
●	PRSUs awarded were determined by using the grant date fair value for the common stock of approximately $15.73 per share, assuming the “target” number of units is earned. The grant date fair value was calculated by using a Monte Carlo simulation analysis. Assuming the “maximum” number of units is earned, the grant date fair value amounts for the PRSUs would be $5,901,421 for Mr. Gennette, $1,151,787 for Mr. Mitchell, $976,776 for Ms. Garcia, $1,465,164 for Ms. Kirgan and $1,302,377 for Mr. Spring.
●	RSUs were awarded at a grant date fair value of $16.43. See 2021 Grants of Plan-Based Awards for number of shares and value of time-based restricted stock units awarded in fiscal 2021.
(2)	We did not pay above-market interest under our executive deferred compensation plan in 2021; therefore, the amounts reflected in this column for 2021 relate to pension benefits only. The amounts reflected for fiscal 2021 in this column represent the change in the actuarial present value of accumulated pension benefits under our cash balance pension plan (CAPP) and supplementary executive retirement plan (SERP) in fiscal 2021. No Named Executive accrues additional benefits under the CAPP or SERP because benefits are frozen. The assumptions used in determining the present value of benefits are the same assumptions used for financial reporting purposes. The present value of benefits was determined using a PBO effective discount rate of 3.06% for the CAPP and 3.10% for the SERP. For both the CAPP and SERP, base mortality rates are Pri-2012 White Collar mortality table projected to 2016 using MP-2018 and then projected forward to the measurement date using MP-2021. Mortality is projected generationally from the measurement date using scale MP-2021 for both the CAPP and SERP. Scale MP-2021 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The assumed retirement age used for these calculations was the normal retirement age of 65, as defined by the plans, and each Named Executive was assumed to retire at the normal retirement age. Because pension benefits are frozen, year-over-year changes in pension value are generally driven by changes in valuation assumptions as well as aging toward assumed retirement age.
(3)	Included in “All Other Compensation” for fiscal 2021 are Company benefit plan contributions and the incremental cost to Macy’s of the following perquisites made available to the Named Executives:

			DCP	401(k)
	Aircraft	Car	Matching	Matching
	Usage(a)	Programs(b)	Contribution(c)	Contribution	Other(d)	Total
Name	($)	($)	($)	($)	($)	($)
Gennette	71,076	4,618	15,850	10,150	0	101,694
Mitchell	0	0	0	2,333	237,147	239,480
Garcia	0	0	40,116	10,150	0	50,266
Kirgan	0	0	56,788	10,150	0	66,938
Spring	0	0	56,788	10,150	0	66,938
Harper	0	0	19,359	10,150	1,809,489	1,838,998

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

(a)	Mr. Gennette is the only Named Executive who is permitted to make personal use of Company aircraft. The amount shown for aircraft usage is calculated based on the cost of fuel and other variable costs associated with the particular personal flights. Spouse and/or other guests may accompany Mr. Gennette on some flights, but there are no additional incremental costs associated with their travel on those flights. Mr. Gennette is required to reimburse the Company to the extent that the calculated incremental costs associated with his personal usage of Company aircraft exceed $75,000 in the aggregate. For purposes of calculating the incremental costs associated with personal usage of Company aircraft:
●	Flights were deemed business or personal based on the purpose of the flight.
●	If a trip was deemed personal, ferry flights, if any, were included as personal.
●	If a trip included both business and personal destinations, we included as personal the excess, if any, of the aggregate expenses for the trip over the costs of flying to and from the originating airport to the business destination or destinations.
(b)	The amount shown reflects the costs relating to personal use by Mr. Gennette of a dedicated car and driver that the Company makes available to him for safety reasons pursuant to the recommendation of a third-party security study. The incremental cost calculation for personal use of the car and driver includes driver overtime, fuel, tolls, driver public transportation and rental car use, maintenance and other incidental costs incurred in connection with such personal use.
(c)	The amounts shown reflect Company matching contributions on salary and/or annual incentive awards deferred under the Company’s Deferred Compensation Plan (DCP). Such deferred amounts are matched in the same manner and at comparable rates as under the Company’s 401(k) Plan.
(d)	Includes amounts paid for relocation ($133,583) and tax gross ups ($97,064) for Mr. Mitchell.

Includes cash severance benefit for Mr. Harper under the Senior Executive Severance Plan ($1,700,000), 12-month health care coverage lump sum ($11,079), earned untaken 2021 PTO ($75,192) and value of coverage during 2021 from the employer-paid basic medical plan ($19,332) and supplementary medical plan ($3,886). The future present values of Mr. Harper’s accumulated benefit under the employer-paid basic medical plan and the supplementary medical plan were $522,185 and $193,024, respectively, at January 29, 2022.

Under the Company’s employer-paid basic medical plan, an eligible participant and spouse may retire and receive Company-sponsored medical coverage without paying any premiums. Participants under this plan become eligible to retire with benefits at age 55. Benefits continue as long as either the participant or spouse is alive. Under the supplementary medical plan, an eligible participant may retire and receive Company-paid benefits, up to $10,000 per family per year. Participants may not commence benefits until age 55. Benefits continue as long as either the participant or spouse is alive. Mr. Harper’s lifetime medical coverage is the equivalent to the coverage available to a similarly situated Federated Department Store executive’s retiree medical coverage. This plan has been discontinued and there are no active executives covered by this plan.

PLAN-BASED AWARDS

The following table sets forth certain information regarding the annual incentive plan and other equity awards granted during fiscal 2021 to each of the Named Executives.

2021 Grants of Plan-Based Awards

									All Other	Grant
									Stock	Date Fair
						Estimated Future Payouts			Awards;	Value
			Estimated Possible Payouts			Under Equity Incentive			Number of	of Stock
		Grant Date	Under Non-Equity Incentive			Plan			Shares of	and
		for Equity-	Awards			Awards			Stock or	Option
		Based	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Name	Award Type	Awards	($)	($)	($)(1)	(#)	(#)(2)	(#)	(#)	($)(3)
Gennette	Annual Incentive		1,105,000	2,210,000	3,315,000
	PRSUs	3/25/2021					220,632			3,471,424
	RSUs	3/25/2021					220,632			3,624,984
Mitchell	Annual Incentive		400,000	800,000	1,200,000
	PRSUs	3/25/2021					43,061			677,522
	RSUs	3/25/2021					43,061			707,492
Garcia	Annual Incentive		281,250	562,500	843,750
	PRSUs	3/25/2021					36,518			574,574
	RSUs	3/25/2021					36,518			599,991
Kirgan	Annual Incentive		425,000	850,000	1,275,000
	PRSUs	3/25/2021					54,777			861,861
	RSUs	3/25/2021					54,777			899,986
Spring	Annual Incentive		425,000	850,000	1,275,000
	PRSUs	3/25/2021					48,691			766,104
	RSUs	3/25/2021					48,691			799,993
Harper (4)	Annual Incentive		212,500	425,000	637,500

(1)	The Named Executives are eligible for an annual cash incentive award under our Incentive Plan, which is deemed a “non-equity incentive plan” under SEC rules. Under the Incentive Plan, the maximum award a Named Executive may receive for fiscal 2021 is the Incentive Plan’s per-person maximum of $7 million. The CMD Committee may exercise negative discretion to reduce the maximum awards based on the annual incentive award opportunity established for each Named Executive under the Incentive Plan. For a more detailed discussion of the Incentive Plan, see the “Annual Incentive Plan” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation.”
(2)	The Named Executives received a grant of performance-based restricted stock units (PRSUs) on March 25, 2021. The PRSUs vest at the conclusion of the approximate three-year performance period ending on February 3, 2024. The number of PRSUs earned may range from 0% to 150% and 200% of the Target award opportunity based on performance against relative TSR and 2023 digital sales performance objectives, respectively. PRSUs that are earned will be paid out as shares of Macy’s common stock. Dividends, if any, paid on the Company’s common stock will be credited to the Named Executives’ PRSU accounts as additional restricted stock units and will be paid out as shares of Macy’s common

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

stock at the end of the performance period to the extent the underlying PRSUs to which the dividends relate are earned. See the “Long-Term Incentive Plan” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation.”
(3)	PRSUs granted on March 25, 2021 were valued by using a grant date fair value for our common stock of approximately $15.73 per share, assuming the “target” number of units is earned. The grant date fair value was calculated by using a Monte Carlo simulation analysis to estimate TSR ranking of the Company among the constituents of the S&P Retail Select Index as of March 25, 2021 and over the remaining performance period. RSUs granted on March 25, 2021 were valued using the grant date closing price for the common stock of $16.43 per share.
(4)	Due to the elimination of Mr. Harper’s position, he was eligible to receive a prorated Annual Incentive.

Equity awards were granted under 1) the Amended and Restated 2009 Omnibus Incentive Compensation Plan (2009 Omnibus Plan) prior to May 18, 2018, 2) the 2018 Equity and Incentive Compensation Plan (2018 Equity Plan) from May 18, 2018 until May 20, 2021 and 3) the 2021 Equity and Incentive Compensation Plan (2021 Equity Plan) from May 21, 2021. All of these plans have been approved by Macy’s shareholders.

Stock Options. The exercise price of stock options may not be less than the closing price of Macy’s common stock on the NYSE on the grant date. Stock options vest over time, typically in 25% installments on the first four anniversaries of the grant date, and have 10-year terms. Our plans do not provide for the granting of “reload” options and prohibit the repricing of previously granted options.

In the event of an executive’s permanent and total disability, unvested stock options immediately vest and remain exercisable until the end of their term. Upon death, unvested stock options immediately vest and remain exercisable for three years or the end of their term, and at retirement, unvested stock options may continue to vest in accordance with their original vesting schedule and remain exercisable until the end of their term, in either case subject to the terms and conditions of the individual grant and satisfaction of certain age and years of service requirements.

Stock options granted in fiscal 2010 and beyond become immediately exercisable in full in the event of termination of employment by the Company without “cause” or by the optionee for “good reason” (as defined in the terms and conditions of the grant) within a specified period of time following a change in control.

Restricted Stock Units. RSUs represent the right to receive a payment upon or after vesting equal to the market value per share of Macy’s common stock as of the grant date, the vesting date or such other date as determined by the CMD Committee on the date the RSUs are granted.

RSU grants can be either time-based or performance-based and will generally be forfeited if the Named Executive’s employment ends prior to the vesting date (with limited exceptions in the event of death, disability, involuntarily termination without cause or retirement). RSUs may have different vesting schedules based on the purpose of the award, including, for example, a four year ratable vest schedule for annual awards, generally do not earn dividends and are subject to “double-trigger” vesting in the event of a change in control. PRSUs are subject to forfeiture if performance criteria applicable to the shares or units are not satisfied. Depending upon satisfaction of the performance criteria, units may vest up to 100% on the first anniversary of the grant date or in installments over a number of years following the first anniversary of the grant date. Units are forfeited to the extent performance criteria are not satisfied.

Fiscal 2020 PRSU Grant

The PRSUs granted to the Named Executives in fiscal 2020 that are earned at the end of the performance period (July 9, 2020 – January 28, 2023) are expected to be paid in shares of Macy’s common stock within 2-1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 150% of the target award, based upon rTSR goal.

Fiscal 2021 PRSU Grant

The PRSUs granted to the Named Executives in fiscal 2021 that are earned at the end of the approximate three-year performance period ending on February 3, 2024 are expected to be paid in shares of Macy’s common stock within 2-1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 150% and 200% of the target award, based upon rTSR goal and 2023 digital sales performance objectives, respectively. See the “2021 Long-Term Incentive Plan” discussion in “Compensation Discussion & Analysis.”

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

General Terms of the Performance-Based RSU Grants

For purposes of PRSU grants, Comparable Sales Growth, ROIC (fiscal 2019 grants), relative TSR (fiscal 2019, 2020 and 2021 grants) and Digital Sales (fiscal 2021 grants) are defined as follows:

●	Comparable Sales Growth represents the period-to-period percentage change in net owned plus licensed sales from stores in operation throughout the year presented and the immediately preceding year and all online sales, as externally reported. Stores impacted by a natural disaster or that undergo significant expansion or shrinkage remain in the comparable sales calculation unless the store is closed for a significant period of time.
●	ROIC is defined as EBITDAR divided by Total Average Gross Investment. EBITDAR is equal to the sum of EBITDA, excluding benefit plan income, plus rent expense (gross rent expense as reported in our audited financial statements). Total Average Gross Investment is equal to the sum of gross property, plant and equipment, right of use assets, capitalized value of non-capitalized variable rent, working capital — which includes receivables, merchandise inventories, prepaid expenses and other current assets — offset by merchandise accounts payable and accounts payable and accrued liabilities, and other assets (each as reported in our audited financial statements).
o	EBITDA is defined as earnings before interest, taxes, depreciation and amortization, which is equal to the sum of operating income and depreciation and amortization as reported in our audited financial statements, adjusted to eliminate the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or infrequently occurring items, store closing costs, unplanned material tax law changes and/or assessments and the cumulative effect of tax or accounting changes, as determined in accordance with generally accepted accounting principles, as applicable.
●	Relative TSR is defined as the change in the value of our common stock over the performance period, taking into account both stock price change and the reinvestment of dividends. The beginning and ending stock prices will be calculated based on a 20-day average stock price. Relative TSR is the percentile rank of our TSR compared to the TSR peer group over the performance period.
●	Digital Sales is defined as all on-line sales including macys.com, bloomingdales.com and bluemercury.com owned and licensed sales (which is inclusive of buy on-line ship to store (BOSS)) plus buy on-line pick up in store (BOPS) for the fiscal year ended February 3, 2024, as reported in the Company’s internal reports and records.

Dividends, if any, paid on our common stock will be credited to the Named Executives’ PRSU accounts as additional units and will be paid out as shares of common stock only to the extent the underlying PRSUs are earned.

In the event of a change in control of the Company, the PRSUs will be converted to time-based RSUs vesting on the third anniversary of the grant date. If the change in control occurs prior to the 24-month anniversary of the start of the performance period, the conversion will be based on the target award opportunity. If the change in control occurs after such 24-month anniversary, the conversion will be based on performance through the date of the change in control. Unvested time-based restricted shares will vest if the Named Executive is terminated by the Company or the continuing entity without “cause” (as defined in our Change-in-Control Plan) or if the Named Executive voluntarily terminates employment for “good reason” (as defined in our Change-in-Control Plan) within the 24-month period following the change in control, or if the continuing entity does not assume or replace the awards.

Restrictive Covenants. Under our long-term incentive program, Named Executives desiring to take advantage of retirement vesting or continued vesting following involuntary termination provisions in stock option and RSU award terms and conditions must comply with non-compete, non-solicitation and non-disclosure covenants. These provisions provide that awards may be forfeited if 1) within one year following retirement or involuntary termination, the Named Executive renders personal services to a competitor (two years for the CEO), 2) within two years following retirement or involuntary termination, the Named Executive solicits or entices an employee to resign from the Company, or 3) at any time following retirement or involuntary termination, the Named Executive discloses confidential information to a third party.

Outstanding Equity Awards

The following table sets forth certain information regarding the total number and aggregate value of options and units held by each of the Named Executives at January 29, 2022. The dollar amount shown for units is calculated by multiplying the number of units by the closing price of Macy’s common stock ($25.44) on the last trading day of fiscal 2021.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

2021 Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
								Awards:	Payout
								Number of	Value of
						Number	Market	Unearned	Unearned
						of	Value of	Shares,	Shares,
						Shares	Shares	Units or	Units or
						or Units	or Units	Other	Other
		Number of	Number of			of Stock	of Stock	Rights	Rights
		Securities	Securities			that	that	that	That
		Underlying	Underlying	Option		Have	Have	Have	Have
		Unexercised	Unexercised	Exercise	Option	Not	Not	Not	Not
		Options (#)	Options (#)	Price	Expiration	Vested	Vested	Vested	Vested
Name	Grant Date	Exercisable(1)	Unexercisable(1)	($)	Date	(#) (2)	($)	(#) (3) (4)	($)
Gennette	3/23/2012	43,371	0	39.84	3/23/2022
	3/19/2013	43,621	0	41.67	3/19/2023
	3/28/2014	37,755	0	58.92	3/28/2024
	3/27/2015	51,973	0	63.65	3/27/2025
	3/23/2016	87,662	0	43.42	3/23/2026
	3/24/2017	396,946	0	28.17	3/24/2027
	4/6/2018	289,613	96,538	29.80	4/6/2028
	3/21/2019	282,101	282,101	24.03	3/21/2029
	7/9/2020							546,757	13,909,498
	7/9/2020					410,068	10,432,130
	3/25/2021							220,632	5,612,878
	3/25/2021					220,632	5,612,878
Mitchell	11/23/2020							10,194	259,335
	11/23/2020					17,841	453,875
	11/23/2020					96,061	2,443,792
	3/25/2021							43,061	1,095,472
	3/25/2021					43,061	1,095,472
Garcia	9/20/2016	84,937	0	34.96	9/20/2026
	3/24/2017	73,282	0	28.17	3/24/2027
	4/6/2018	47,935	15,979	29.80	4/6/2028
	3/21/2019	46,692	46,693	24.03	3/21/2029
	7/9/2020							54,298	1,381,341
	7/9/2020					95,022	2,417,360
	3/25/2021							36,518	929,018
	3/25/2021					36,518	929,018
Kirgan	11/13/2017	139,664	0	19.33	11/13/2027
	4/6/2018	47,935	15,979	29.80	4/6/2028
	3/21/2019	46,692	46,693	24.03	3/21/2029
	7/9/2020							81,447	2,072,012
	7/9/2020					142,534	3,626,065
	7/9/2020					175,968	4,476,626
	3/25/2021							54,777	1,393,527
	3/25/2021					54,777	1,393,527

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    67

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
								Awards:	Payout
								Number of	Value of
						Number	Market	Unearned	Unearned
						of	Value of	Shares,	Shares,
						Shares	Shares	Units or	Units or
						or Units	or Units	Other	Other
		Number of	Number of			of Stock	of Stock	Rights	Rights
		Securities	Securities			that	that	that	That
		Underlying	Underlying	Option		Have	Have	Have	Have
		Unexercised	Unexercised	Exercise	Option	Not	Not	Not	Not
		Options (#)	Options (#)	Price	Expiration	Vested	Vested	Vested	Vested
Name	Grant Date	Exercisable(1)	Unexercisable(1)	($)	Date	(#)	($)	(#)	($)
Spring	3/23/2012	24,549	0	39.84	3/23/2022
	3/19/2013	24,691	0	41.67	3/19/2023
	3/28/2014	23,597	0	58.92	3/28/2024
	3/27/2015	23,099	0	63.65	3/27/2025
	3/23/2016	38,961	0	43.42	3/23/2026
	3/24/2017	73,282	0	28.17	3/24/2027
	3/23/2018	32,454	10,818	27.21	3/23/2028
	3/21/2019	27,529	27,529	24.03	3/21/2029
	3/23/2018					2,600	66,144
	3/21/2019					5,888	149,791
	7/9/2020							64,027	1,628,847
	7/9/2020					112,047	2,850,476
	3/25/2021							48,691	1,238,699
	3/25/2021					48,691	1,238,699
Harper	3/23/2012	6,137	0	39.84	3/23/2022
	3/19/2013	12,345	0	41.67	3/19/2023
	3/28/2014	15,731	0	58.92	3/28/2024
	3/27/2015	15,399	0	63.65	3/27/2025
	3/23/2016	25,974	0	43.42	3/23/2026
	3/24/2017	48,854	0	28.17	3/24/2027
	3/23/2018	22,935	7,646	27.21	3/23/2028
	3/23/2018					1,838	46,759
	3/21/2019	19,455	19,455	24.03	3/21/2029
	3/21/2019					4,161	105,859
	7/9/2020							65,683	1,670,976
	7/9/2020					142,534	3,626,065

(1)	Options vest/vested as follows:

Grant Date	Vesting Schedule
3/23/2012	25% on each of 3/23/13, 3/23/14, 3/23/15 and 3/23/16
3/19/2013	25% on each of 3/19/14, 3/19/15, 3/19/16 and 3/19/17
3/28/2014	25% on each of 3/28/15, 3/28/16, 3/28/17 and 3/28/18
3/27/2015	25% on each of 3/27/16, 3/27/17, 3/27/18 and 3/27/19
3/23/2016	25% on each of 3/23/17, 3/23/18, 3/23/19 and 3/23/20
9/20/2016	25% on each of 9/20/17, 9/20/18, 9/20/19 and 9/20/20
3/24/2017	25% on each of 3/24/18, 3/24/19, 3/24/20 and 3/24/21
11/13/2017	25% on each of 11/13/18, 11/13/19, 11/13/20 and 11/13/21
3/23/2018	25% on each of 3/23/19, 3/23/20, 3/23/21 and 3/23/22
4/6/2018	25% on each of 4/6/19, 4/6/20, 4/6/21 and 4/6/22
3/21/2019	25% on each of 3/21/20, 3/21/21, 3/21/22 and 3/21/23

(2)	RSUs vest/vested as follows:

Grant Date	Vesting Schedule
3/23/2018	25% on each of 3/23/19, 3/23/20, 3/23/21 and 3/23/22
3/21/2019	25% on each of 3/21/20, 3/21/21, 3/21/22 and 3/21/23
7/9/2020	1/3 on 7/9/21 and 2/3 on 7/9/22
7/9/2020	25% on each of 7/9/21, 7/9/22, 7/9/23 and 7/9/24
11/23/2020	100% on 11/23/23
11/23/2020	25% on each of 11/23/21, 11/23/22, 11/23/23 and 11/23/24
3/25/2021	25% on each of 3/25/22, 3/25/23, 3/25/24 and 3/25/25

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

(3)	Target number of PRSUs granted in 2020 that vest following conclusion of the three-year (July 9, 2020 – January 28, 2023) performance period, subject to satisfaction of performance criteria.
(4)	Target number of PRSUs granted March 25, 2021 that vest following conclusion of the three-year (fiscal 2021 – 2023) performance period, subject to satisfaction of performance criteria.

The following table sets forth certain information regarding the value realized by each of the Named Executives during fiscal 2021 upon the exercise of stock options and the vesting of restricted stock units.

2021 Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting(1)	on Vesting(2)
Name	(#)	($)	(#)	($)
Gennette	0	0	308,117	7,069,112
Mitchell	0	0	5,946	199,964
Garcia	0	0	60,048	1,339,008
Kirgan	0	0	163,868	3,277,328
Spring	0	0	76,350	1,675,814
Harper	0	0	88,855	1,800,295

(1)	The number of shares includes RSUs that vested on the dates indicated below and PRSUs that were earned as of the end of the fiscal 2019 – 2021 performance period as follows.

Name	RSUs(#)	Date RSUs Vested	PRSUs#
Gennette	136,689	7/9/2021	171,428
Mitchell	5,946	11/23/2021	0
Garcia	31,674	7/9/2021	28,374
Kirgan	135,494	7/9/2021	28,374
Spring	2,944	3/21/2021	33,457
	2,600	3/23/2021
	37,349	7/9/2021
Harper	2,081	3/21/2021	23,644
	1,837	3/23/2021
	13,782	3/23/2021
	47,511	7/9/2021

(2)	The value of the stock awards are calculated based on the closing price on the date the restrictions lapsed for RSUs and on the date the CMD Committee certified the performance results for PRSUs (March 24, 2022), not as of the date the awards were granted.

The Named Executives received dividend equivalents accrued on the earned PRSUs during the three-year (fiscal 2019 – 2021) performance period as follows: Mr. Gennette 19,234 shares, Ms. Garcia 3,181 shares, Ms. Kirgan 3,181 shares, Mr. Spring 3,752 shares and Mr. Harper 2,651 shares. The value of the dividends earned is not reflected in the calculations above.

POST RETIREMENT COMPENSATION

Retirement Plans

Our Retirement Program consists of defined benefit plans and a defined contribution plan.

Defined Contribution Plan. The Retirement Program includes the Macy’s 401(k) Retirement Investment Plan (401(k) Plan), a defined contribution plan. As of January 1, 2022, approximately 116,365 active employees, including the Named Executives, participated in the 401(k) Plan. The 401(k) Plan permits executives to contribute up to 50% of eligible compensation each year (up to maximum amounts established from time to time by the Internal Revenue Code). We match participant contributions up to 1% of eligible compensation at 100%, and contributions from 2% to 6% of eligible compensation at 50%. A participant who contributes 6% of eligible compensation is therefore entitled to a matching contribution equal to 3.5%.

An executive may choose any of several investment funds for investment of the executive’s balances, and may change those elections daily. Benefits may be paid out at termination of employment. Executives may borrow portions of their investment balances while employed. Company contributions to the Named Executives under the 401(k) Plan are reported in the “All Other Compensation” column of the 2021 Summary Compensation Table.

Prior to adoption of the 401(k) Plan, we provided retirement benefits to employees through defined contribution profit sharing plans. An employee’s accumulated retirement profit sharing interests in the profit sharing plans (Prior Plan Credits) which accrued prior to adoption of the 401(k) Plan continue to be maintained and invested as a part of the 401(k) Plan until retirement, at which time they are distributed.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    69

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

Defined Benefit Plans. Through fiscal 2013, we provided the Macy’s, Inc. Cash Account Pension Plan (a cash balance plan referred to as CAPP) and the Macy’s, Inc. Supplementary Executive Retirement Plan (SERP), two defined benefit plans covering certain Named Executives. No Named Executive currently accrues a benefit under the CAPP or the SERP because we discontinued future pension service credits in those plans effective as of December 31, 2013. Benefits previously accrued are payable following termination of employment, subject to the terms of the applicable plan. CAPP benefits earned through December 31, 2013 will be held in a trust on behalf of participants and interest credits will continue to be allocated to participants. For the SERP, we determined a gross monthly benefit (payable at age 65) for each participant as of December 31, 2013 (January 31, 2014 with respect to the May Supplementary Retirement component of the SERP).

The following table shows the actuarial present value of each of the Named Executive’s accumulated benefit under the CAPP and the SERP. We determined the present value using the same assumptions used for financial reporting purposes — a unit credit cost method, a PBO effective discount interest rate of 3.06% for the CAPP and 3.10% for the SERP, and a normal retirement age of 65 (as defined by the plans).

2021 Pension Benefits

		Number of Years	Present Value of	Payments During
		of Credit Service(1)	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
Gennette	CAPP	30	547,268	0
	SERP	30	6,100,058	0
Mitchell	CAPP	0	0	0
	SERP	0	0	0
Garcia	CAPP	0	0	0
	SERP	0	0	0
Kirgan	CAPP	0	0	0
	SERP	0	0	0
Spring	CAPP	27	488,540	0
	SERP	27	4,347,067	0
Harper	CAPP	28	0	938,668
	SERP	28	5,155,227	0

(1)	The SERP uses a maximum of 30 years of service for calculating SERP benefits (25 years for the May Supplementary Retirement component of the SERP). The number of years of credited service shown for the CAPP is as of December 31, 2013, the date participants ceased accruing additional service credits.

CAPP. As of January 1, 2022, approximately 19,540 active employees, including certain Named Executives, participated in the CAPP. Under the CAPP, a participant retiring at a normal retirement age is eligible to receive the amount credited to his or her pension account or monthly benefit payments determined actuarially based on the amount credited to his or her pension account. Amounts credited to a participant’s account consist of:

●	an opening cash balance for participants in the plan at December 31, 1996, equal to the lump sum present value, using stated actuarial assumptions, of the participant’s accrued normal retirement benefit earned at December 31, 1996, under the applicable predecessor pension plan;
●	pay credits (credited annually, a percentage of eligible compensation generally based on length of service); and
●	interest credits (credited quarterly, based on the 30-Year Treasury Bond rate for the November prior to each calendar year, with a guaranteed minimum rate of 5.0% annually).

In addition, if a participant had attained age 55 and completed 10 or more years of vesting service by December 31, 2001, the pension benefit payable in an annuity form, other than a single life annuity, will not be less than that which would have been payable from the predecessor pension plan under which such participant was covered on December 31, 1996 had that predecessor plan continued.

Approximately 4,230 of these active employees participate in the May Retirement Plan component of the CAPP. These participants have their accrued benefit determined under a “career average” pension formula.

SERP. All benefits under the SERP are payable out of our general corporate assets. The SERP provides retirement benefits to eligible executives based on all eligible compensation, including compensation in excess of Internal Revenue Code maximums, as well as on amounts deferred under our Executive Deferred Compensation Plan, in each case employing a formula based on the participant’s years of vesting service and final average compensation, taking into consideration the participant’s balance in the CAPP, Prior Plan Credits and Social Security benefits.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

As of January 1, 2022, approximately 58 executives were eligible to receive benefits under the SERP. Approximately seven of these executives participate in the May Retirement Plan component of the CAPP and have their supplementary retirement benefit determined under a different formula that uses different offsets.

We have reserved the right to suspend or terminate supplemental payments as to any category of employee or former employee, or to modify or terminate any other element of the Retirement Program, in accordance with applicable law.

Nonqualified Deferred Compensation Plans

Through fiscal 2013, we provided the opportunity for executives to defer compensation through the Executive Deferred Compensation Plan (EDCP). Under the EDCP, eligible executives could elect to defer a portion of their compensation each year as either stock credits or cash credits. Stock credit accounts reflect common stock equivalents and dividend equivalents. Common stock equivalents are the number of full shares of Macy’s common stock for each calendar quarter that could be purchased based on the dollars deferred. Dividend equivalents are determined by multiplying the dividends payable on a share of common stock during such calendar quarter by the number of stock equivalents in the participant’s stock credit account at the beginning of each quarter, less the number of shares distributable or withdrawn during such quarter. Total value of the stock credits is determined at the end of each quarter based on the closing price of our common stock as of the last day of the quarter. Cash credit accounts reflect dollars deferred plus interest equivalents determined by applying to 100% of such participant’s cash credits at the beginning of each quarter, less amounts distributable or withdrawn during such quarter, an interest rate equal to one quarter of the interest rate payable on U.S. five-year Treasury Notes as of the last day of each quarter. Deferred compensation distributions generally begin in the fiscal year following the fiscal year in which termination of employment occurs.

On January 1, 2014 we introduced the Macy’s, Inc. Deferred Compensation Plan (DCP), a new non-qualified deferred compensation plan with features similar to the 401(k) Plan. The DCP replaced the EDCP. Amounts that participants deferred under the EDCP continue to earn dividend and/or interest equivalents, but participants may no longer defer compensation under that plan.

Eligible participants in the DCP may defer compensation earned in excess of IRS compensation limits and select from among several reference investment funds where deferred compensation may be invested. We will match deferrals at a rate similar to the 401(k) Plan. Accounts will be credited with earnings (losses) based on the performance of the applicable reference investment funds selected by the participants.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    71

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

2021 Nonqualified Deferred Compensation

		Executive	Registrant	Aggregate	Aggregate	Aggregate
		Contributions	Contributions	Earnings	Withdrawals/	Balance
		in Last FY(1)	in Last FY(2)	in Last FY(3)	Distributions	at Last FYE(4)
Name	Plan Name	($)	($)	($)	($)	($)
Gennette	EDCP	0	0	6,313	0	24,931
	DCP	0	15,850	18,452	0	257,203
Mitchell	EDCP	0	0	0	0	0
	DCP	0	0	0	0	0
Garcia	EDCP	0	0	0	0	0
	DCP	57,500	40,116	24,309	0	255,796
Kirgan	EDCP	0	0	0	0	0
	DCP	365,500	56,788	(52,226)	0	1,045,264
Spring	EDCP	0	0	196,788	0	732,546
	DCP	111,563	56,788	239,377	0	1,277,240
Harper	EDCP	0	0	0	0	0
	DCP	25,010	19,359	81,651	0	765,077

(1)	The amounts in this column associated with the DCP are reported as compensation for fiscal 2021 in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns of the 2021 Summary Compensation Table.
(2)	The amounts in this column associated with the DCP represent Company matching contributions and are included in the 2021 Summary Compensation Table under the “All Other Compensation” column for fiscal 2021. These amounts will be credited to the participants’ accounts in fiscal 2022.
(3)	The amounts in this column represent deemed investment earnings or losses from voluntary deferrals and Company contributions, as applicable. These amounts are not included in the 2021 Summary Compensation Table because the plans do not provide for above-market or preferential earnings.
(4)	A portion of the compensation deferred by Mr. Gennette and Mr. Spring under the EDCP is deferred as stock credits and a portion is deferred as cash credits. The portion of the aggregate balance that is attributable to his contributions under the EDCP was deferred in years prior to those reported in the 2021 Summary Compensation Table.

The aggregate balance reflected in this column attributable to the DCP for each of the Named Executives with the exception of amounts reflected in the “Executive Contributions in last FY”, “Registrant Contributions in last FY”, and “Aggregate Earnings in last FY” columns, if any, have been reported in the Company’s Summary Compensation Table for prior years.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Termination Payments under Senior Executive Severance Plan

Senior Executive Severance Plan. Effective April 1, 2018, we adopted the Senior Executive Severance Plan (SESP) and transitioned the Named Executives and other senior executives to the SESP. The SESP replaced the Executive Severance Plan (ESP). To participate in the SESP, a Named Executive or other eligible senior executive must execute a noncompetition, nonsolicitation and trade secrets and confidential information agreement. Pursuant to the noncompetition, nonsolicitation and trade secrets and confidential information agreement, the executive agrees, among other things, not to engage in specified activities in competition with the Company following termination of employment. The non-competition period extends for a period of one year if the executive voluntarily terminates employment or is involuntarily terminated by the Company for cause (as defined in the SESP). Under the SESP, Mr. Gennette’s severance payment is equal to 36 months of base salary and non-competition period is two years, and the other Named Executives are entitled to a 24 months base salary severance payment with a one-year non-competition period that is not waivable and applies regardless of the reason for termination. In the event of involuntary termination not for cause, severance benefits also include a lump sum payment equal to 12 times the employer portion of monthly health care premiums and continued vesting of equity during the non-competition time period.

Termination Payments under Change-in-Control Plan

In 2009, we adopted a Change-in-Control Plan (CIC Plan) covering, among other participants, each of the Named Executives.

Under the CIC Plan, each of the Named Executives could be entitled to certain severance benefits following a change in control of Macy’s. If, within the two years following a change in control, the Named Executive is terminated for any reason, other than death, permanent and total disability or for cause, or if the Named Executive terminates his or her employment for “good reason,” then the Named Executive is entitled to:

●	a cash severance payment (generally paid in the form of a lump sum) equal to two times the sum of:
o	his or her base pay (at the higher of the rate in effect at the change in control or at termination) and
o	the average annual incentive award (if any) received for the three full fiscal years preceding the change in control
●	a lump sum payment of an annual incentive award for the year of termination, at target, prorated to the date of termination (this feature applies to all executives in the Incentive Plan)
●	release of any restrictions on restricted stock or restricted stock units, including performance-based awards
●	acceleration of any unvested stock options
●	a lump sum payment of all deferred compensation (this feature applies to all participants in the deferred compensation plans)
●	payment of all retirement, supplementary retirement and 401(k) benefits upon termination or retirement in accordance with any previously selected distribution schedule (this feature applies to all participants in the retirement, supplementary retirement and 401(k)) plans, and
●	a retiree discount for life if at least 55 years of age with 15 years of vesting service at termination (this feature applies generally to all colleagues).

If the Named Executive does not engage in specified activities in competition with the Company during the first year following termination, he or she is entitled to an additional “non-competition” severance benefit at the end of the one-year period in a lump sum payment equal to one times (i) his or her base pay (at the higher of the rate in effect at the change in control or at termination), and (ii) the average annual incentive award (if any) received for the three full fiscal years preceding the change in control.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    73

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

All the above severance benefits would be paid to the executive in accordance with, and at times permitted by, Section 409A of the Internal Revenue Code.

A “change in control” occurs in any of the following events:

●	a person becomes the beneficial owner of securities representing 30% or more of our combined voting power
●	individuals who, on the effective date of the CIC Plan, constitute our directors or whose election as a director after the effective date was approved by at least two-thirds of the directors as of the effective date cease for any reason to constitute at least a majority of the Board
●	consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all our assets and, as a result of or immediately following such merger, consolidation, reorganization, sale or transfer, less than a majority of the voting power of the other corporation immediately after the transaction is held in the aggregate by the holders of the voting stock of Macy’s immediately prior to the transaction, or
●	shareholders approve a complete liquidation or dissolution of the Company

“Good reason” under the CIC Plan means:

●	a material diminution in the executive’s base compensation
●	a material diminution in the executive’s authority, duties or responsibilities
●	a material change in the geographic location at which the executive must perform services to the Company, or
●	any other action or inaction that constitutes a material breach by the Company of an agreement under which the executive provides services

The cash severance benefit payable under the CIC Plan is reduced by all amounts actually paid by the Company to the executive pursuant to any other employment or severance agreement or plan to which the executive and Macy’s are parties or in which the executive is a participant. In addition, the severance benefits under the CIC Plan are subject to reduction in certain circumstances if the excise tax imposed under 280G of the Internal Revenue Code would reduce the net after-tax amount received by the executive.

The following tables summarize the amounts payable to the Named Executives (other than Mr. Harper) upon termination under certain circumstances, assuming that: 1) the executive’s employment terminated January 29, 2022, 2) the executive’s salary continues as it existed at January 29, 2022, 3) the CIC Plan applies and 4) the stock price for our common stock is $25.44 per share (the closing price for Macy’s stock on January 28, 2022, the last business day of fiscal 2021). Amounts shown for Mr. Harper reflect actual amounts paid or accrued on termination in 2021.

74    investors.macysinc.com

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

Payments and Benefits upon Termination as of the End of Fiscal 2021 ($)

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Gennette	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (3x)	0	3,900,000	0	0	0	0
12 month health care coverage (lump sum)	0	14,592	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	2,600,000	0	0
3‑Year Average Annual Incentive (2x)	0	0	0	4,664,867	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	1,300,000	0	0
3‑year Average Annual Incentive (1x)	0	0	0	2,332,433	0	0
Equity based incentive awards
Vesting of unvested stock options	0	198,881	0	397,762	397,762	397,762
Vesting of RSUs	0	4,880,588	0	16,045,008	16,045,008	16,045,008
Vesting of PRSUs:
2020 – 2022 LTI Plan	0	13,909,498	0	13,909,498	8,525,176	8,525,176
2021 – 2023 LTI Plan	0	3,741,919	0	5,612,878	1,870,959	1,870,959
Total of severance and accelerated benefits:	0	26,645,478	0	46,862,446	26,838,905	26,838,905
Previous vested equity and benefits
Previously vested stock options	397,762	397,762	0	397,762	397,762	397,762
Non-equity based incentive award (2021 annual incentive)	0	3,315,000	0	3,315,000	3,315,000	3,315,000
Vested CAPP benefit	501,014	501,014	501,014	501,014	501,014	501,014
Vested 401(k) Plan balance	1,289,389	1,289,389	1,289,389	1,289,389	1,289,389	1,289,389
Vested SERP benefit	6,711,848	6,711,848	6,711,848	6,711,848	6,711,848	6,711,848
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	288,154	288,154	288,154	288,154	288,154	288,154
Total of previously vested equity and benefits:	9,188,167	12,503,167	8,790,405	12,503,167	12,503,167	12,503,167
Full “Walk-Away” Value:	9,188,167	39,148,645	8,790,405	59,365,613	39,342,072	39,342,072

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    75

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Mitchell	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,600,000	0	0	0	0
12 month health care coverage (lump sum)	0	12,006	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,600,000	0	0
Target Annual Incentive (2x)	0	0	0	1,600,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	800,000	0	0
Target Annual Incentive (1x)	0	0	0	800,000	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of RSUs	0	425,153	0	3,993,139	3,993,139	3,993,139
Vesting of PRSUs:
2020 – 2022 LTI Plan	0	259,335	0	259,335	158,947	158,947
2021 – 2023 LTI Plan	0	730,315	0	1,095,472	365,157	365,157
Total of severance and accelerated benefits:	0	3,026,809	0	10,147,946	4,517,243	4,517,243
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2021 annual incentive)	0	1,200,000	0	1,200,000	1,200,000	1,200,000
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	25,408	25,408	25,408	25,408	25,408	25,408
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	0	0	0	0	0	0
Total of previously vested equity and benefits:	25,408	1,225,408	25,408	1,225,408	1,225,408	1,225,408
Full “Walk-Away” Value:	25,408	4,252,217	25,408	11,373,354	5,742,651	5,745,651

76    investors.macysinc.com

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Garcia	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,500,000	0	0	0	0
12 month health care coverage (lump sum)	0	14,592	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,500,000	0	0
3‑Year Average Annual Incentive (2x)	0	0	0	1,187,317	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	750,000	0	0
3‑Year Average Annual Incentive (1x)	0	0	0	593,658	0	0
Equity based incentive awards
Vesting of unvested stock options	65,837	65,837	0	65,837	65,837	65,837
Vesting of RSUs	3,346,378	3,346,378	0	3,346,378	3,346,378	3,346,378
Vesting of PRSUs:
2020 – 2022 LTI Plan	846,628	1,381,341	0	1,381,341	846,628	846,628
2021 – 2023 LTI Plan	309,673	619,345	0	929,018	309,673	309,673
Total of severance and accelerated benefits:	4,568,516	6,927,493	0	9,753,549	4,568,516	4,568,516
Previous vested equity and benefits
Previously vested stock options	65,836	65,836	0	65,836	65,836	65,836
Non-equity based incentive award (2021 annual incentive)	843,750	843,750	0	843,750	843,750	843,750
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	228,426	228,426	228,426	228,426	228,426	228,426
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	360,761	360,761	360,761	360,761	360,761	360,761
Total of previously vested equity and benefits:	1,498,773	1,498,773	589,187	1,498,773	1,498,773	1,498,773
Full “Walk-Away” Value:	6,067,289	8,426,266	589,187	11,252,322	6,067,289	6,067,289

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    77

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Kirgan	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,700,000	0	0	0	0
12 month health care coverage (lump sum)	0	14,592	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,700,000	0	0
3‑Year Average Annual Incentive (2x)	0	0	0	1,714,400	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	850,000	0	0
3‑Year Average Annual Incentive (1x)	0	0	0	857,200	0	0
Equity based incentive awards
Vesting of unvested stock options	0	32,918	0	65,837	65,837	65,837
Vesting of RSUs	0	6,033,681	0	9,496,218	9,496,218	9,496,218
Vesting of PRSUs:
2020 – 2022 LTI Plan	0	2,072,012	0	2,072,012	1,269,943	1,269,943
2021 – 2023 LTI Plan	0	929,018	0	1,393,527	464,509	464,509
Total of severance and accelerated benefits:	0	10,782,221	0	18,149,194	11,296,507	11,296,507
Previous vested equity and benefits
Previously vested stock options	919,183	919,183	0	919,183	919,183	919,183
Non-equity based incentive award (2021 annual incentive)	0	1,275,000	0	1,275,000	1,275,000	1,275,000
Vested CAPP benefit	0		0		0	0
Vested 401(k) Plan balance	131,322	131,322	131,322	131,322	131,322	131,322
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	1,375,467	1,375,467	1,375,467	1,375,467	1,375,467	1,375,467
Total of previously vested equity and benefits:	2,425,972	3,700,972	1,506,789	3,700,972	3,700,972	3,700,972
Full “Walk-Away” Value:	2,425,972	14,483,193	1,506,789	21,850,166	14,997,479	14,997,479

78    investors.macysinc.com

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Spring	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,700,000	0	0	0	0
12 month health care coverage (lump sum)	0	10,913	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,700,000	0	0
3‑Year Average Annual Incentive (2x)	0	0	0	1,701,333	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	850,000	0	0
3‑Year Average Annual Incentive (1x)	0	0	0	850,667	0	0
Equity based incentive awards
Vesting of unvested stock options	0	19,407	0	38,816	38,816	38,816
Vesting of RSUs	0	1,400,873	0	4,305,109	4,305,109	4,305,109
Vesting of PRSUs:
2020 – 2022 LTI Plan	0	1,628,847	0	1,628,847	998,326	998,326
2021 – 2023 LTI Plan	0	825,799	0	1,238,699	412,900	412,900
Total of severance and accelerated benefits:	0	5,585,839	0	12,313,471	5,755,151	5,755,151
Previous vested equity and benefits
Previously vested stock options	38,816	38,816	0	38,816	38,816	38,816
Non-equity based incentive award (2021 annual incentive)	0	1,275,000	0	1,275,000	1,275,000	1,275,000
Vested CAPP benefit	415,745	415,745	415,745	415,745	415,745	415,745
Vested 401(k) Plan balance	1,402,496	1,402,496	1,402,496	1,402,496	1,402,496	1,402,496
Vested SERP benefit	4,716,717	4,716,717	4,716,717	4,716,717	4,716,717	4,716,717
Post-retirement medical/life benefits	11,829	11,829	11,829	11,829	11,829	11,829
Deferred compensation balance previously vested	1,691,929	1,691,929	1,691,929	1,691,929	1,691,929	1,691,929
Total of previously vested equity and benefits:	8,277,532	9,552,532	8,238,716	9,552,532	9,552,532	9,552,532
Full “Walk-Away” Value:	8,277,532	15,138,371	8,238,716	21,866,003	15,307,683	15,307,683

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    79

COMPENSATION OF THE NAMED EXECUTIVES FOR 2021

Involuntary
Without
Harper	Cause
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	1,700,000
12 month health care coverage (lump sum)	11,079
Cash severance benefit:
Salary (2x)	0
Target Annual Incentive (2x)	0
Non-Compete Pay Following CIC:
Salary (1x)	0
Target Annual Incentive (1x)	0
Equity based incentive awards
Vesting of unvested stock options	27,432
Vesting of RSUs	3,778,680
Vesting of PRSUs:
2020 – 2022 LTI Plan	1,670,976
Total of severance and accelerated benefits:	7,188,167
Previous vested equity and benefits
Previously vested stock options	27,432
Non-equity based incentive award (2021 annual incentive)	637,500
Vested CAPP benefit*	0
Vested 401(k) Plan balance	1,676,665
Vested SERP benefit	5,929,475
Post-retirement medical/life benefits	715,209
Deferred compensation balance previously vested	910,342
Total of previously vested equity and benefits:	9,896,623
Full “Walk-Away” Value:	17,084,790

* Pension benefit was paid on 10/31/2021 in the amount of $938,668.

CEO PAY RATIO

Our CEO had annual total compensation for fiscal 2021 of $12,290,931. The median annual total compensation of all our employees other than our CEO for fiscal 2021 was $28,037 Based on this information, we estimate that the ratio of our CEO’s annual total compensation to that of our median employee for fiscal 2021 was 438 to 1.

We calculated annual total compensation of the median employee and our CEO in the same manner as for our Named Executives in the 2021 Summary Compensation Table. The median employee was a colleague in one of our distribution centers.

We identified the median employee using 2021 Form W-2 compensation (or gross wage amount for employees with no Form W-2) for individuals employed by us on January 29, 2022, the last day of our fiscal year, whether employed on a full-time, part-time, seasonal or temporary basis. We annualized the compensation of full-time and part-time employees employed for less than the full fiscal year based on the amount of Form W-2 compensation (or gross wages if no W-2) annualized proportionally based on days active, but did not make full-time equivalent adjustments.

In identifying the median employee, we excluded all employees located outside the United States (a “non-U.S. employee”) under the de minimis exemption of the pay ratio rules which permits exclusion if a company’s non-U.S. employees account for 5% or less of total employees. The jurisdictions and approximate number of employees excluded were Hong Kong (118), India (44), Italy (11) and Taiwan (51). As of January 29, 2022, we had 106,440 employees, comprised of 106,216 U.S. employees and 224 non-U.S. employees.

Of our 106,216 U.S. employees, 52,777, or 49.7%, were part-time or seasonal employees, and were included in the group used to identify the median employee. Like other large retailers, a sizable portion of our workforce is employed on a part-time or seasonal basis.

SEC rules allow companies to use various methodologies, estimates and assumptions in identifying the median employee and calculating annual total compensation. As a result, our pay ratio may not be comparable to the CEO pay ratios reported by other companies.

80    investors.macysinc.com

OUR COLLEAGUE COMPENSATION PHILOSOPHY

Macy’s colleague compensation philosophy and practices are integral to our objective of being an employer of choice in every location in which we do business, with competitive pay and benefits in a caring and service-oriented work environment. Our compensation framework is scaled to position and structure of job, scope of responsibilities and skills/background required, experience and performance, with incentive opportunities that allow all colleagues to share in the success of the Company.

Pay-for-Performance. We seek to align pay and performance. Because our senior executives can directly influence our overall performance, a majority of their annual targeted total direct compensation is variable at-risk pay tied to financial performance, corporate objectives and both absolute and relative stock price performance in the form of annual cash and long-term equity award opportunities.

Pay for performance extends beyond senior executives to align a broad group of our colleagues with the interests of shareholders. For example:

●	Approximately 7,600 colleagues participated in the annual cash incentive plan. The plan design may change year over year depending on the business strategies. In 2021, the plan design consisted of key company performance metrics of Sales and EBITDA and also included a portion based on individual results.
●	In 2021, we continued the Path to Growth quarterly incentive program for colleagues in our stores, supply chain and customer support networks who do not participate in the annual incentive program. Path to Growth bonus payouts totaled approximately $33 million for fiscal 2021 and 100% of the locations achieved performance levels that resulted in payments to our colleagues during the fiscal year.
●	In 2021, we provided approximately 665 equity grants to colleagues to align their pay with our shareholders
●	Sales colleagues in certain merchandise areas are eligible for commission or special bonuses for performance

Total Rewards. Macy’s offers comprehensive benefits and an awards strategy that recognizes performance and talent development. Eligible colleagues have varied medical plan options to meet individual needs. Macy’s provides paid time-off, parental leave and holiday pay as well as a Company 401(k) plan and match, dependent care flexible spending account, colleague merchandise discount, fully-funded education through our partnership with Guild Education, and tuition reimbursement for eligible colleagues.

We believe that pay equity is fundamental to our culture and diversity, equity and inclusion strategy. Compensation is based on job position, responsibilities, experience and performance with incentive opportunities that allow all colleagues to share in the Company’s success.

In 2021, Macy’s achieved greater than 99% pay equity across gender and race. In terms of both base pay and total compensation, we expect to pay our female colleagues at greater than 99% of what we pay male colleagues, and we expect that minorities will be paid at greater than 99% of what we pay non-minorities in the U.S.

We inform our compensation approach through market surveys and pay ranges to ensure pay is competitive and fair. We have a robust process to assess internal pay levels ensuring consistency and fairness. Our incentive programs reward colleagues across all levels and functions for achievements in driving business results and upholding our shared culture and values, including annual cash incentives for corporate colleagues tied to performance, Path to Growth quarterly incentive program for frontline colleagues, spot bonuses and commissions for store colleagues, and long-term incentives rewards of equity and cash to eligible colleagues.

Work and Career Opportunities. Macy’s believes compensation is an important part, but not the only element, of job satisfaction. Macy’s offers a wide variety of retail employment opportunities to build a career or to earn extra money. We offer merchandise discounts and flexible, predictable schedules for part-time store colleagues, internships for college students and full-time employment in retail business for graduates through our Executive Development Program. We offer exciting career opportunities in digital, creative, marketing, technology, store operations, accounting/finance, human resources, legal, communications/media and real estate at our major corporate work centers in Atlanta, Cincinnati and New York, as well as employment opportunities at our stores, distribution centers and call centers across the United States.

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    81

STOCK OWNERSHIP

CERTAIN BENEFICIAL OWNERS

The following table sets forth information as to the beneficial ownership of each person known to Macy’s to own more than 5% of Macy’s outstanding common stock as of March 24, 2022 based on ownership reports filed by such persons with the SEC prior to that date.

Name and Address	Date of Most Recent Schedule 13G Filing	Number of Shares	Percent of Class*
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	January 27, 2022	35,817,107	12.57%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	March 9, 2022	29,445,807	10.34%

*	Based on 284,861,303 shares of Macy’s common stock outstanding as of March 24, 2022.
(1)	Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (Blackrock) on January 27, 2022. The Schedule 13G/A reports that, as of December 31, 2021, BlackRock had sole voting power over 34,985,412 shares and sole dispositive power over 35,817,107 shares of Macy’s common stock.
(2)	Based on a Schedule 13G/A filed with the SEC by The Vanguard Group (Vanguard) on March 9, 2022. The Schedule 13G/A reports that, as of February 28, 2022, Vanguard had shared voting power over 309,840 shares, sole dispositive power over 28,853,530 shares and shared dispositive power over 592,277 shares of Macy’s common stock

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the shares of Macy’s common stock beneficially owned (or deemed to be beneficially owned pursuant to SEC rules), as of March 24, 2022 by each director who is not an employee of Macy’s, by each executive named in the 2021 Summary Compensation Table, and by our directors and current executive officers as a group. The following table does not reflect stock credits issued under the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan. The business address of each of the individuals named in the table is 151 West 34th Street, New York, New York 10001.

Beneficial Ownership of Directors and Executive Officers

	Number of Shares
Name	(1)	(2)	Percent of Class(3)
Francis S. Blake	10,000	0	*
Torrence N. Boone	0	0	*
John A. Bryant	9,825	0	*
Ashley Buchanan	0	0	*
Marie Chandoha	0	0	*
Deirdre P. Connelly	10,842	0	*
Jill Granoff	0	0	*
Leslie D. Hale	0	0	*
William H. Lenehan	11,214	0	*
Sara Levinson	0	0	*
Paul C. Varga	40,479	0	*
Marna C. Whittington	44,834	0	*
Tracey Zhen	0	0	*
Jeff Gennette	1,894,940	1,482,417	*
Adrian V. Mitchell	14,314	10,765	*
Elisa D. Garcia	375,764	301,300	*
Danielle L. Kirgan	382,356	287,310	*
Tony Spring	375,976	280,367	*
John Harper (4)	245,799	178,068	*
All Directors and Executive officers as a group (20 individuals)	3,423,768	2,543,270	*

*	Less than 1%.

82    investors.macysinc.com

Table of Content

STOCK OWNERSHIP

(1)	Aggregate number of shares of Macy’s common stock currently held or which may be acquired within 60 days after March 24, 2022 through the exercise of options or the vesting of restricted stock units granted under the 2021 Equity Plan, the 2018 Equity Plan or the 2009 Omnibus Plan.
(2)	Number of shares of Macy’s common stock which may be acquired within 60 days after March 24, 2022 through the exercise of options or the vesting of restricted stock units granted under the 2021 Equity Plan, the 2018 Equity Plan and the 2009 Omnibus Plan.
(3)	Based on 284,861,303 shares of Macy’s common stock outstanding as of March 24, 2022.
(4)	Beneficially owned by Mr. Harper as of August 1, 2021.

The Executive Deferred Compensation Plan has not been approved by shareholders. Pursuant to the Executive Deferred Compensation Plan and the Director Deferred Compensation Plan, eligible executives and Non-Employee Directors, respectively, may elect to receive a portion of their cash compensation in the form of stock credits. Each stock credit entitles the holder to receive one share of Macy’s common stock upon termination of employment or service with Macy’s. Payments include dividend equivalents on the stock credits.

The following table shows vested restricted stock units and cash fees deferred and credited as stock units to Non-Employee Directors’ accounts under the Director Deferred Compensation Plan as of March 24, 2022.

Stock Unit Credits of Non-Employee Directors

Name	Number of Stock Unit Credits (1)
Francis S. Blake	61,655
Torrence N. Boone	32,176
John A. Bryant	71,387
Ashley Buchanan	2,914
Marie Chandoha	0
Deirdre P. Connelly	86,424
Jill Granoff	0
Leslie D. Hale	75,249
William H. Lenehan	89,196
Sara Levinson	123,101
Paul C. Varga	73,957
Marna C. Wittington	127,176
Tracey Zhen	2,914
All Non-Employee Directors as a group (13 individuals)	746,149
(1)

Stock unit credits represent equity-based deferred compensation tied directly to the value of Macy’s common stock but are not reported as beneficially owned by the director under SEC rules because the underlying shares are not payable within 60 days after March 24, 2022.

Annually each Non-Employee Director receives a grant of restricted stock units with a market value of $155,000 ($160,000 for fiscal 2022) that generally vests at the earlier of the first anniversary of the grant or the next annual meeting of shareholders. Upon vesting receipt of the shares in payment of the restricted stock units is automatically deferred as stock unit credits. Dividend equivalents on the stock unit credits are “reinvested” in additional stock unit credits. Stock unit credits are converted to actual shares and transferred to a grantor (rabbi) trust. Non-Employee Directors may also elect to defer all or a portion of their cash fees into stock unit credits under the Director Deferred Compensation Plan as noted above. Stock unit credits are paid on a 1-for-1 basis in shares of Macy’s common stock six months after the Non-Employee Director’s Board service ends.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table presents certain aggregate information, as of January 29, 2022, with respect to the 2021 Equity Plan, the 2018 Equity Plan and the 2009 Omnibus Plan (included on the line captioned “Equity compensation plans approved by security holders”).

Macy’s, Inc. 2022 Notice of Meeting and Proxy Statement    83

STOCK OWNERSHIP

Number of securities
remaining available for
	Number of Securities		Weighted	future issuance under
	to be issued upon		average	equity compensation
	exercise of		exercise price of	plans (excluding
	outstanding options,		outstanding	securities reflected in
	warrant and rights		options, warrants	column (a))
	(thousands)		and rights ($)	(thousands)
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	23,264	(1,2)	42.75 (3)	25,277 (4)
Equity compensation plans not approved by security holders	205	(5)	0	0
Total	23,469		42.75	25,277

(Amounts in footnotes in thousands)

(1)	Amount represents 332 shares of common stock subject to outstanding RSUs and PRSUs (collectively, restricted stock units) under the 2021 Equity and Incentive Compensation Plan, 1,361 shares of common stock subject to outstanding stock options and 8,653 shares of common stock subject to outstanding restricted stock units under the 2018 Equity and Incentive Compensation Plan, and 12,803 shares of common stock subject to outstanding stock options and 115 shares of common stock subject to outstanding restricted stock units under the 2009 Omnibus Incentive Compensation Plan.
(2)	At January 29, 2022 the 14,164 outstanding option rights were valued utilizing a weighted-average expected term of 5.5 years.
(3)	The weighted average does not take into account shares relating to restricted stock units. The weighted average also does not take into account shares relating to stock units held by the directors under the Director Deferred Compensation Plan.
(4)	Amount represents 25,277 shares of common stock remaining available for future awards.
(5)	Amount represents 205 common stock units to be settled in stock that are held by directors under our Director Deferred Compensation Plan. Additional information about our Director Deferred Compensation Plan is set forth under "Fiscal 2021 Director Compensation Program".

POLICY ON RELATED PERSON TRANSACTIONS

The Board of Directors has adopted a written policy for approval of transactions in which 1) Macy’s was or is to be a participant, 2) the amount involved exceeds or may be expected to exceed $120,000 in the fiscal year and 3) any director, director nominee, executive officer or 5% or greater shareholder (or any immediate family member of the foregoing persons) had or will have a direct or indirect material interest (Related Person Transaction). This policy is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents.

The NCG Committee has (i) reviewed the categories of transactions that the SEC specifically excludes from the definition of Related Person Transactions and (ii) identified certain other categories of transactions for which it has determined, in its discretion, that any interest held by a related person in any such transactions would not constitute a direct material interest or an indirect material interest with a potential for improper benefit to the related person for the purpose of this policy, even if the amount involved exceeds $120,000. Such transactions are deemed to be excluded transactions and are not Related Person Transactions.

Pursuant to the policy, executive officers, directors, director nominees, and 5% shareholders are required to notify the Company’s general counsel or his/her designee as soon as reasonably practicable about any plan or proposal to engage in or continue any transaction that could be a Related Person Transaction, whether or not the individual believes that his or her interest in the transaction is material. In addition, directors and executive officers annually complete a Directors’ and Officers’ Questionnaire designed to identify Related Person Transactions and conflicts of interest. We also inquire about the nature and extent of business we conduct with companies for whom these individuals serve as directors or executive officers. See “Further Information Concerning the Board of Directors — Director Independence.”

The general counsel of the Company or his/her designee, in consultation with outside counsel as appropriate, determines whether a potential transaction or relationship constitutes a Related Person Transaction that (i) requires compliance with the Company’s policy and/or disclosure as a Related Person Transaction under applicable SEC rules and (ii) does not fall under one of the exclusions described above, If the general counsel or his designee determines that the transaction or relation constitutes a non-excluded Related Person Transaction (without applying the $120,000 transaction value threshold in the policy and in Item 404 of Regulation S-K), the transaction will be referred to the NCG Committee for prior review and consideration at the next NCG Committee meeting.

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STOCK OWNERSHIP

In determining whether to approve a non-excluded Related Person Transaction, the NCG Committee will consider, among other things, (i) whether the terms of the Related Person Transaction are fair to the Company and are comparable to the terms that would exist in a similar transaction with an unaffiliated third party, (ii) whether there are business reasons for the Company to enter into the Related Person Transaction, (iii) whether the Related Person Transaction would impair the independence of a non-employee director, (iv) whether the Related Person Transaction would present an improper conflict of interest for any director or executive officer, and (v) whether the Related Person Transaction is material. Upon completion of its review of the transaction, the NCG Committee may determine to permit or to prohibit the Related Person Transaction. The NCG Committee will prohibit a Related Person Transaction if it determines the transaction to be inconsistent with the interests of the Company and its shareholders. The NCG Committee may impose conditions or guidelines on any approved Related Person Transaction, including, but not limited to: (i) conditions relating to on-going reporting to the NCG Committee and other internal reporting, (ii) limitations on the dollar amount of the transaction, (iii) limitations on the duration of the transaction or the NCG Committee’s approval of the transaction, or (iv) other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest.

Based on records available to us, there were no Related Person Transactions in fiscal 2021.

Our Non-Employee Director Code of Business Conduct and Ethics and our Code of Conduct require all employees, including our officers and Non-Employee Directors, to avoid situations that may impact their ability to carry out their duties in an independent and objective fashion, including by having a financial interest in suppliers. Circumstances that may compromise their ability to perform independently must be disclosed to the chief legal officer or in the case of the Named Executives and the Non-Employee Directors, to the chair of the NCG Committee.

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ANNUAL MEETING AND VOTING INFORMATION

VIRTUAL ANNUAL MEETING

Why the Annual Meeting is Being Webcast. The Annual Meeting is being held on a virtual-only basis to enable participation by a broader number of shareholders. We also believe that hosting a virtual Annual Meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate more effectively with our shareholders, and reduces the cost and environmental impact of the Annual Meeting. We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.

How to Access the Audio Webcast. The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m., Eastern Time, on Friday, May 20, 2022. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system.

To attend the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/M2022. You will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction card you received in the mail. If you do not have a control number, please contact your bank, broker or other nominee as soon as possible so you can be provided with a control number and gain access to the Annual Meeting.

Submitting questions prior to and during the Annual Meeting. Questions may be submitted prior to the Annual Meeting at www.proxyvote.com or you may submit questions in real time during the Annual Meeting on www.virtualshareholdermeeting.com/M2022. Whether asking a question before or during the Annual Meeting, you will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction card you received in the mail. As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all appropriate questions submitted before or during the Annual Meeting in accordance with the Annual Meeting’s Rules of Conduct. Answers to any such questions that are not addressed during the Annual Meeting will be communicated directly to the submitting shareholder or published following the Annual Meeting on the Company’s investor relations website at www.macysinc.com/investors. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. To promote fairness and efficient use of Company resources, we will respond to up to two questions from a single shareholder. The Annual Meeting’s Rules of Conduct will be posted on www.virtualshareholdermeeting.com/M2022 prior to the Annual Meeting.

If You Have Technical or Other “IT” Problems. We have provided a toll-free technical support “help line” that can be accessed by any shareholder who is having challenges logging into or participating in the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support line number that will be posted on the Virtual Shareholder Meeting login page.

RECORD DATE

The record date for the Annual Meeting is March 24, 2022. If you were a shareholder of record of Macy’s common stock at the close of business on the record date, you are entitled to one vote for each share owned on each matter listed in the notice of meeting. As of the record date, 284,861,303 shares of Macy’s common stock were outstanding, excluding shares held in treasury.

CONFIDENTIAL SHAREHOLDER VOTING POLICY

Our Board has adopted a policy under which all voting materials that identify the votes of specific shareholders will be kept confidential and will not be disclosed to our officers, directors, employees or third parties except in the following circumstances:

●	if required by law;
●	to persons engaged in receiving, counting, tabulating or soliciting proxies who have agreed to maintain shareholder confidentiality as provided in the policy;
●	in instances shareholders write comments on their proxy cards or otherwise consent to disclosure of their vote to Macy’s management;

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ANNUAL MEETING AND VOTING INFORMATION

●	in a proxy contest or a solicitation of proxies in opposition to the voting recommendations of the Board of Directors;
●	in respect of a shareholder proposal that the NCG Committee, after allowing the proponent an opportunity to present its views, determines is not in the best interests of Macy’s and its shareholders; and
●	if representatives of Macy’s determine in good faith that a bona fide dispute exists as to the authenticity or tabulation of voting materials.

The policy will apply to the Annual Meeting.

QUORUM

Under our By-Laws, a majority of the shares of common stock issued and outstanding and entitled to vote must be present in person (including, in the case of the virtual meeting, virtually) or by proxy to transact business at the Annual Meeting. Abstentions and shares represented by “broker non-votes,” as described below, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If there is not a quorum, we may adjourn the Annual Meeting to a subsequent date, until a quorum is present.

VOTE REQUIRED FOR EACH PROPOSAL AND BOARD RECOMMENDATION

		Treatment of Abstentions and	Board
Voting Item	Voting Standard	Broker Non-Votes	Recommendations
Election of directors	Majority of votes cast	Not counted as votes cast and therefore no effect	✓ FOR each nominee
Ratification of the appointment of KPMG LLP	Majority of votes cast	Abstentions not counted as votes cast and therefore no effect; broker discretionary voting allowed	✓ FOR
Advisory vote to approve named executive officer compensation	Majority of votes cast	Not counted as votes cast and therefore no effect	✓ FOR
Approval of the Macy’s, Inc. Employee Stock Purchase Plan	Majority of votes cast	Not counted as votes cast and therefore no effect	✓ FOR

All shares of our common stock represented at the Annual Meeting by proxies properly submitted prior to or at the Annual Meeting will be voted in accordance with the instructions on the proxies, unless such proxies previously have been revoked. If no instructions are indicated, the shares will be voted in accordance with the Board’s recommendation.

MAJORITY VOTE STANDARD FOR DIRECTOR ELECTION

Any incumbent nominee for director who receives a greater number of votes cast “against” than votes cast “for” will continue to serve on the Board as a holdover director pursuant to Delaware law, but, pursuant to our director resignation policy, must tender his or her resignation as a director to the Board promptly following the certification of the election results. The NCG Committee will consider the resignation and recommend to the Board whether to accept or reject it. The Board will act on the tendered resignation, taking into account the NCG Committee’s recommendation, within 90 days following the certification of the election results. The Board will disclose its decision whether to accept or reject each tendered resignation (and the reasons for rejecting the tendered resignation, if applicable) promptly thereafter in a press release disseminated in the manner that the Company’s press releases typically are distributed. Any director who tenders his or her resignation pursuant to this policy will not participate in the NCG Committee’s recommendation or the Board’s consideration regarding whether to accept the tendered resignation.

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ANNUAL MEETING AND VOTING INFORMATION

BROKER NON-VOTES

“Broker non-votes” are shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but the beneficial owner has not instructed the broker, bank or nominee how to vote the shares on a particular proposal, and the broker, bank or nominee does not have discretionary voting power on the proposal.

METHODS OF VOTING YOUR PROXY

Registered Shareholders. You may vote during the virtual Annual Meeting at www.virtualshareholdermeeting.com/M2022 or prior to the Annual Meeting by proxy. Voting electronically online during the Annual Meeting will replace any prior votes. We recommend that you vote by proxy in advance of the Annual Meeting even if you plan to attend the virtual Annual Meeting. You have several options for voting prior to or during the Annual Meeting:

during the Annual Meeting at www.virtualshare holdermeeting.com/ M2021	1 (800) 690-6903	www.proxyvote.com	completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	code with your mobile device
Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2022	by telephone 24/7 at 1 (800) 690-6903	over the Internet 24/7 at www.proxyvote.com	by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	by scanning the QR code with your mobile device

Voting Shares Held in Street Name. A number of banks and brokerage firms participate in a program that permits shareholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from your bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. Votes directed over the Internet or by telephone through such a program must be received by 11:59 p.m., Eastern Time, on Thursday, May 19, 2022. Requesting a proxy prior to the above deadline will automatically cancel any voting directions previously given over the Internet or by telephone with respect to your shares.

Directing the voting of your shares will not affect your right to vote online during the Annual Meeting if you decide to attend the Annual Meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the Annual Meeting. Without your instructions, your broker or brokerage firm is permitted to use its discretion and vote your shares on certain routine matters (such as Item 2) but is not permitted to use discretion and vote your uninstructed shares on non-routine matters (such as Items 1, 3 and 4 ). Therefore, we encourage you to give voting instructions to your broker or brokerage firm on all matters being considered at the Annual Meeting.

Voting Shares Held in 401(k) Plan. If you participate in our 401(k) Retirement Investment Plan, you will receive a voting instruction card for the Macy’s common stock allocated to your account in the plan. You may instruct the plan trustee on how to vote your proportional interest in any Macy’s shares held by the plan by following the instructions on the enclosed voting instruction card. The plan trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on Tuesday, May 17, 2022.

The plan trustee will submit one proxy to vote all shares of Macy’s common stock in the plan. The trustee 1) will vote the shares of participants who submit voting instructions in accordance with their instructions and 2) will vote the shares of Macy’s common stock in the plan for which no voting instructions are received in the same proportion as the final votes of all participants who actually vote. If you do not submit voting instructions for the Macy’s shares allocated to your account by the voting deadline, those shares will be included with the other undirected shares and voted by the plan trustee as described above. Because the plan trustee submits one proxy to vote all shares of Macy’s common stock in the plan, you may not vote plan shares electronically at the Annual Meeting. If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

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ANNUAL MEETING AND VOTING INFORMATION

REVOKING YOUR PROXY

If you are a registered shareholder, you may revoke your proxy at any time by:

●	submitting evidence of your revocation to Macy’s Corporate Secretary;
●	voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on May 19, 2022;
●	signing another proxy card bearing a later date and mailing it so it is received prior to 11:59 p.m., Eastern Time, on May 19, 2022; or
●	logging onto and voting during the virtual Annual Meeting, which will replace any prior votes.

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the Annual Meeting. For shares held in the 401(k) Plan, you may not revoke your proxy after 11:59 p.m., Eastern Time, on Tuesday, May 17, 2022.

ELECTRONIC DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT

You can elect to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, and save the Company the cost of producing and mailing these documents, by:

●	following the instructions provided on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials; or
●	going to www.proxyvote.com and following the instructions provided.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an email message next year containing the Internet address to access future proxy statements and annual reports. This email will include instructions for voting over the Internet. If you have not elected electronic delivery, you will receive either printed materials in the mail or a notice indicating that the proxy solicitation materials are available at www.proxyvote.com.

SHAREHOLDERS SHARING THE SAME ADDRESS

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report on Form 10-K for the fiscal year ended January 29, 2022 and this proxy statement, to multiple shareholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. We will deliver promptly, upon written or oral request, a separate copy of our Annual Report on Form 10-K for the fiscal year ended January 29, 2022, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Please direct such requests to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call toll free at (866) 540-7095. If you are a shareholder, share an address and last name with one or more other shareholders and would like to revoke your householding consent for future meetings or you are a shareholder eligible for householding and would like to participate in householding for future meetings, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

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SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

PROPOSALS FOR THE 2023 ANNUAL MEETING

Rule 14a-8. You may submit proposals on matters appropriate for shareholder action at Macy’s annual shareholders’ meetings in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. For such proposals to be included in our proxy materials for the 2023 Annual Meeting of shareholders, you must satisfy all applicable requirements of Rule 14a-8 and we must receive such proposals no later than December 2, 2022.

Advance Notice By-Law. Except in the case of proposals made in accordance with Rule 14a-8, our By-Laws require shareholders who bring business before an annual meeting of shareholders to deliver written notice to the Secretary of Macy’s not less than 60 calendar days prior to the annual meeting. If the date of the annual meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 calendar days prior to the annual meeting date, notice must be delivered to the Secretary of Macy’s not later than the close of business on the 10th calendar day following the day on which public announcement of the annual meeting date is first. The By-Laws further require that the notice set forth a description of the business to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and certain information concerning the shareholder proposing the business, including the shareholder’s name and address, the class and number of shares owned by the shareholder and any material interest of the shareholder in the business proposed. The chairman of the annual meeting may refuse to permit to be brought before the meeting any shareholder proposal (other than a proposal made in accordance with Rule 14a-8) not made in compliance with these requirements.

Proxy Access By-Law. Submissions of nominees for director under our proxy access by-law provision for the 2023 Annual Meeting must be submitted in compliance with the by-law provision no earlier than November 2, 2022 and no later than December 2, 2022. If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, notice must be received not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting or, in the event the date of the annual meeting is not publicly announced at least 75 calendar days prior to the annual meeting date, notice must be received not later than the close of business on the 10th calendar day following the day on which the date of the annual meeting is first publicly announced.

Universal Proxy Rules. In addition to satisfying the requirements under our By-Laws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-9 under the Securities Exchange Act of 1934, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the annual meeting (for the 2023 Annual Meeting, no later than March 21, 2023). However, if the date of the 2023 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2023 Annual Meeting is first made.

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OTHER MATTERS

Our Board knows of no other business to be presented at the Annual Meeting other than as described in this proxy statement. If any business properly comes before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote the proxy in respect of such business in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

We will bear the cost of preparing, assembling and mailing the proxy materials. Our Annual Report on Form 10-K for the fiscal year ended January 29, 2022, which is being mailed to shareholders with this proxy statement, is not to be regarded as proxy soliciting material. We may solicit proxies other than by mail, in that certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. We have engaged the firm of Georgeson, Inc., New York City, to assist in the solicitation of proxies on behalf of the Board. Georgeson will solicit proxies with respect to common stock held by brokers, bank nominees, other institutional holders and certain individuals, and will perform related services. It is anticipated that the cost of the solicitation service to us will not substantially exceed $15,000.

PLEASE CAST YOUR VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU CHOOSE TO CAST YOUR VOTE BY COMPLETING THE ENCLOSED PROXY CARD, PLEASE RETURN IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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VOLUNTARY ELECTRONIC DELIVERY OF PROXY MATERIALS

As part of our commitment to protecting our environment, Macy's encourages our shareholders to enroll in voluntary electronic delivery of future proxy statements and annual reports. This will help us save printing and mailing expenses and reduce our impact on the environment.

Electronic delivery is fast, convenient and responsible. Enroll by:

visiting www.proxyvote.com	scanning the QR code

ENVIRONMENTAL IMPACT ESTIMATES
Through the elimination of 129,293 sets of full packages as a result of our electronic delivery efforts, we were able to reduce our impact to the environment significantly. The results are as follows:
196 tons of wood saved 1,180 trees saved	1,050,000 gallons of water saved, or the equivalent of 48 swimming pools
1,250 million BTU’s or the equivalent of 1,490 refrigerators operating for one year	57,900 pounds of solid waste
884,000 pounds of CO2, or the equivalent of 80.3 cars operating for one year	103 pounds of hazardous air pollutants
Environmental impact estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.

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Appendix A

MACY’S, INC.
EMPLOYEE STOCK PURCHASE PLAN

1.Establishment and Purpose of Plan.  The Macy’s, Inc. Employee Stock Purchase Plan (the “Plan”) was adopted by the Board effective March 24, 2022, subject to approval of the Plan by the shareholders of the Company at the 2022 Annual Meeting of Shareholders.  The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with opportunities to purchase shares of the Company’s Common Stock. The Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”).  It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, and the 423 Component shall be interpreted in accordance with that intent. Under the Non-423 Component, which is not intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, Purchase Rights may be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees. Except as otherwise provided herein, the Non-423 Component shall operate and be administered in the same manner as the 423 Component.  Unless otherwise defined herein, capitalized terms used in this Plan shall have the meanings ascribed to them in Section 2.

2.Definitions.

(a) “423 Component” has the meaning set forth in Section 1.

(b) “Administrator” means the Committee (or a delegate appointed in accordance with Section 4(b)).

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.  A reference to any specific section of the Code shall also be deemed to be a reference to the provisions of any section of the final treasury regulations issued by the U.S. Department of the Treasury under the Code, as amended from time to time, under that Code section.

(e) “Committee” means the Compensation and Management Development Committee of the Board (or any other committee or subcommittee of the Board which the Board may appoint to administer the Plan). Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) any other qualifications required by the applicable exchange on which the Common Stock is traded.

(f)“Common Stock” means the Company’s common stock, $.01 par value per share.

(g) “Company” means Macy’s, Inc., a Delaware corporation (or any successor company).

(h) “Compensation” means, except as otherwise determined by the Administrator, an Eligible Employee’s base pay, prior to salary reduction (such as pursuant to Sections 125, 132(f) or 401(k) of the Code), as determined by the Administrator. The Administrator shall have the discretion to determine the application of this definition to Participants, including those outside working outside the United States.

(i) “Designated Subsidiary” means any present or future Subsidiary that has been designated by the Administrator to participate in the Plan. The Administrator may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the shareholders, and may further designate such Designated Subsidiaries or Participants as participating in the 423 Component or the Non-423 Component. The Administrator may also determine which Subsidiaries and Eligible Employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code or as implemented under the Non-423 Component, and determine which Designated Subsidiaries shall participate in separate Offerings (to the extent that the Company makes separate Offerings). For purposes of clarity, under the 423 Component, only those Subsidiaries that qualify as “subsidiary corporations” to the Company within the meaning of Section 424(f) of the Code may be Designated Subsidiaries with respect to any Offering under the 423 Component.

(j) “Eligible Employee” has the meaning set forth in Section 6.

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EMPLOYEE STOCK PURCHASE PLAN

(k) “Enrollment Form” means an agreement, which may be electronic, pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering.

(l) “Exercise Date” means the last Trading Day of a Purchase Period.

(m) “Fair Market Value” on any given date means the closing price of the Common Stock on the applicable Trading Day, as reported on the New York Stock Exchange or such other national securities exchange upon which the Common Stock may be listed at the time.

(n) “Non-423 Component” has the meaning set forth in Section 1.

(o) “Offering” means an offering to Eligible Employees to purchase Common Stock under the Plan. Unless otherwise determined by the Administrator, each Offering under the Plan in which Eligible Employees of one or more Designated Subsidiaries may participate may be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering are identical, and the provisions of the Plan will separately apply to each Offering. With respect to Offerings under the 423 Component, the terms of separate Offerings need not be identical, provided that all Eligible Employees granted a Purchase Right in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Code Section 423; Offerings under the Non-423 Component need not satisfy such requirements.

(p) “Offering Date” means the first Trading Day of an Offering.

(q) “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

(r) “Participant” means, at any time, an individual who is an Eligible Employee as determined in Section 6 and who has enrolled in the Plan in compliance with the provisions of Section 7.

(s) “Plan” means the Macy’s, Inc. Employee Stock Purchase Plan, as set forth in this document and as it may be amended from time to time.

(t) “Purchase Period” means the period of time specified within an Offering beginning on the Offering Date and ending on the Exercise Date.

(u) “Purchase Price” has the meaning set forth in Section 11.

(v) “Purchase Right” has the meaning set forth in Section 11.

(w) “Reorganization Event” means: (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s aggregate outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the aggregate outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; (iii) the sale of all of the Common Stock to an unrelated person, entity or group thereof acting in concert; or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

(x) “SEC” means the United States Securities and Exchange Commission.

(y) “Subsidiary” means (i) with respect to the 423 Component, a “subsidiary corporation” of the Company within the meaning Section 424(f) of the Code, and (ii) with respect to the Non-423 Component, any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under the common control with, the Company, whether or not such entity is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

(z)“Trading Day” means a day on which the New York Stock Exchange (or such other national securities exchange upon which the Common Stock may be listed at the time) is open for trading.

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EMPLOYEE STOCK PURCHASE PLAN

3.Share Reserve.  Subject to adjustment as provided in Section 15, the maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 7,000,000 shares, which shall consist of authorized but unissued shares, treasury shares, shares acquired on the open market, or any combination thereof.  If an outstanding Purchase Right for any reason expires or is terminated or canceled without the issuance of shares of Common Stock thereunder, the shares of Common Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.Administration.

(a)In General.  The Plan shall be administered by the Administrator. The Administrator has full authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable and appoint such agents as it deems appropriate for the proper administration of the Plan; (ii) interpret and construe, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any Enrollment Form or other instrument or agreement relating to the Plan; (iii) determine the terms and conditions of any right to purchase shares of Common Stock under the Plan; (iv) make all determinations and take all actions it deems advisable for the administration of the Plan, including to accommodate the specific requirements of local laws, regulations and procedures for jurisdictions outside the United States, such as adopting rules and procedures regarding payment of interest (if any), conversion of local currency, payroll tax, withholding procedures and handling of stock certificates that vary with local requirements outside of the United States, and adopting sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, as further set forth in Section 17 below; (v) determine eligibility and decide all disputes arising in connection with the Plan, including whether Eligible Employees will participate in the 423 Component or the Non-423 Component and which Subsidiaries will be Designated Subsidiaries under the 423 Component or the Non-423 Component; (vi) amend an outstanding right to purchase shares of Common Stock, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 15 or Section 16 (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Purchase Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan; and (vii) otherwise supervise and take any other actions necessary or desirable for the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants.  Neither the Administrator nor any member of the Board, the Committee or any other individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Purchase Right granted hereunder.

(b)Delegation.  Subject to applicable laws, the Administrator may delegate administrative authority hereunder to one or more officers of the Company or to such other individual or group as the Administrator may determine in its discretion.

(c)Authority of the Board.  The Board may reserve to itself any or all of the authority or responsibility of the Administrator under the Plan or may act as the Administrator of the Plan for any or all purposes.  To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as Administrator of the Plan, the Board shall have all the powers of the Administrator hereunder, and any reference in the Plan to the Administrator (other than in this Section 4(c)) shall include the Board.

5. Offerings. The Company will make one or more Offerings to Eligible Employees to purchase Common Stock under the Plan. The Administrator shall, in its discretion, designate the period of any Offering, provided that no Offering shall exceed 27 months in duration. Subject to applicable law, the Administrator, or its delegate, retains the discretion to impose trading restrictions or holding requirements on Common Stock purchased with respect to a particular Offering. If the Administrator elects to impose such restrictions or requirements, the restrictions or requirements will be described in the enrollment materials for the applicable Offering.

6. Eligibility.

(a)Except as otherwise provided in this Section 6, all individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan (“Eligible Employees”). Notwithstanding the foregoing, no Participant may be granted a Purchase Right hereunder if such Participant, immediately after the Purchase Right was granted, would be treated as owning stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary.  For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase

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shall be treated as stock owned by the Participant. Further notwithstanding the foregoing, the Administrator may determine, prior to the beginning of an Offering, that one or more of the following categories of Eligible Employees shall not be eligible to participate in the Plan with respect to such Offering (provided that any such determination shall be applied in a consistent manner to all employees of the applicable corporation(s)):

(i)Employees who have been employed by the Company or a Designated Subsidiary for fewer than two years (or such shorter period of time as may be specified by the Administrator);

(ii) Employees who customarily work not more than twenty (20) hours per week (or such shorter period of time as may be specified by the Administrator);

(iii)Employees who customarily work not more than five (5) months per calendar year (or such shorter period of time as may be specified by the Administrator);

(iv)“Highly compensated employees” (as defined in Section 414(q) of the Code), or a subset of highly compensated employees specified by the Administrator who (A) are officers of the Company and subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934 as amended, and/or (B) have compensation (within the meaning of Section 415(c)(3) of the Code) exceeding an amount specified by the Administrator that is higher than the amount provided in Section 414(q)(1)(B)(i) of the Code for the applicable calendar year; or

(v) Employees who are citizens or residents of a non-U.S. jurisdiction, if the grant of a purchase right under the Plan to such an employee would be prohibited under the laws of such jurisdiction, or if compliance with the laws of such jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

(b) Notwithstanding any other provision herein, individuals who are not classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system on the Offering Date are not considered to be “Eligible Employees” of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan with respect to such Offering. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not classified as of an Offering Date as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system to become eligible to participate in an Offering under this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.  For purposes of the Plan, in accordance with Treas. Reg. § 1.421-1(h)(2), the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Designated Subsidiary that does not exceed three months and during any period longer than three months if the individual’s right to reemployment is guaranteed by statute or contract.

(c)The Administrator retains the discretion to determine which Eligible Employees may participate in the Non- 423 Component and the 423 Component pursuant to and consistent with Treasury Regulation §§ 1.423-2(e) and (f).

(d)In the case of the Non-423 Component or any Offering thereunder, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

7. Participation.

(a) Participants on Offering Date. An Eligible Employee may elect to participate in the Plan by properly completing and submitting an Enrollment Form (in the manner described in Section 7(b)) by such deadline as shall be established by the Administrator for the Offering and in accordance with enrollment procedures established by the Administrator. Participation in the Plan is entirely voluntary.

(b) Enrollment. The Enrollment Form shall (i) state a whole percentage or, to the extent permitted by the Administrator, a fixed dollar amount, to be deducted from an Eligible Employee’s Compensation per pay period during an Offering, (ii) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan and

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(iii) specify the exact name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 13. An employee who does not enroll in an Offering in accordance with these procedures shall be deemed to have waived participation in such Offering.

(c) Automatic Re-Enrollment. Except as otherwise determined by the Administrator prior to an Offering Date, the deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offerings unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 9, (ii) withdraws from the Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in the Plan.

 (d) Electronic Submission of Enrollment Form. The Administrator may specify that Enrollment Forms to be submitted to the Company pursuant to this Section 7 or Section 10 below are to be submitted electronically via the Company’s intranet or the internet site of a third party or via email or any other means of electronic delivery specified by the Administrator.

(e) Notwithstanding the foregoing, participation in the Plan shall neither be permitted nor denied contrary to the requirements of the Code.

8. Employee Contributions. Subject to the annual dollar amount limitation set forth in Section 11(b), each Eligible Employee may, by submitting an Enrollment Form as described in Section 7(b), authorize payroll deductions, in whole percentages, at a minimum of 1% up to a maximum of 20% of such employee’s Compensation (a lesser maximum percentage deduction may be determined by the Administrator), or, to the extent permitted by the Administrator, in a fixed dollar amount, of such employee’s Compensation (between such minimum and maximum dollar amount as specified by the Administrator prior to the applicable Offering), to be deducted on a pro rata basis for each pay period during an Offering. Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the last day of the Offering. Payroll deductions shall be made in accordance with the Eligible Employee’s election; however, if the Eligible Employee elects to contribute in whole percentages, due to rounding or other administrative reasons, the actual percentage contributed may be less than the elected percentage. The Company shall maintain notional book accounts showing the amount of payroll deductions made by each Participant for each Purchase Period, but the Company will not hold payroll deductions in a trust or in any segregated account, unless otherwise determined by the Administrator or required by applicable law. No interest shall accrue or be paid on payroll deductions, except as may be required by applicable law. If payroll deductions for purposes of the Plan are prohibited or otherwise problematic under applicable law (as determined by the Administrator in its discretion), the Administrator may require Participants to contribute to the Plan by such other means as determined by the Administrator. Any reference to “payroll deductions” in this Section 8 (or in any other section of the Plan) shall similarly cover contributions by other means made pursuant to this Section 8.

9. Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 10) by filing a new Enrollment Form by such deadline as shall be established by the Administrator for the Offering. The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.

10. Withdrawal. A Participant may withdraw from participation in the Plan by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw (in accordance with such procedures as may be established by the Administrator). The Participant’s withdrawal shall be effective as of the next business day, or as soon as practicable thereafter. Following a Participant’s withdrawal, the Company shall promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 7.

11. Grant of Purchase Rights.

(a)On each Offering Date, the Company shall grant to each Participant in the Plan the right to purchase (“Purchase Right”), on the Exercise Date and at the Purchase Price hereinafter provided for, the lowest of (i) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Purchase Price (as defined herein); (ii) two thousand (2,000) shares of Common Stock; or (iii) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering (in each case subject to adjustment pursuant to Section 15 or Section 16); provided, however, that such Purchase Right shall be subject to the limitations set forth below. Each Participant’s Purchase Right shall be exercisable only to the extent of

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such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Purchase Right shall be as determined by the Administrator in advance of the applicable Offering (the “Purchase Price”), provided that in no event shall the Purchase Price be less than the lesser of 85% of the Fair Market Value of the Common Stock on the Offering Date or 85% of the Fair Market Value of the Common Stock on the Exercise Date.

(b)Notwithstanding the foregoing, no Participant may be granted a Purchase Right which permits the Participant’s rights to purchase stock under the Plan, and any other employee stock purchase plan (described in Section 423 of the Code) of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the Offering Date) for each calendar year in which the Purchase Right is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Purchase Rights into account in the order in which they were granted.

12. Exercise of Purchase Right and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Purchase Right on such date and shall acquire from the Company such number of whole shares (and/or fractional shares, as determined by the Administrator) of Common Stock reserved for the purpose of the Plan as the Participant’s accumulated payroll deductions on such date shall purchase at the Purchase Price, subject to any other limitations contained in the Plan. Unless otherwise determined by the Administrator in advance of an Offering, any amount remaining in a Participant’s account after the purchase of shares on an Exercise Date of an Offering solely by reason of any inability to purchase a fractional share shall be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering shall be refunded to the Participant promptly.

13. Issuance of Shares. Shares of Common Stock may be issued under the Plan, and certificates (if any) representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, or, to the extent permitted by the Administrator in its discretion in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their, nominee for such purpose. Participants will not have any voting, dividend, or other rights of a shareholder with respect to the shares of Common Stock until such shares have been delivered pursuant to this Section 13.  All transactions under this Plan are subject to the Company’s insider trading policy as may be in effect from time to time. This includes any blackout period prohibition or requirement to obtain mandatory pre-clearance of transactions such as enrollment, withdrawal, or trading. If the standard enrollment period is scheduled to occur during a blackout period, arrangements will be made to allow for restricted insiders to update their elections during the preceding open trading window.

14. Rights on Termination or Transfer of Employment. If a Participant’s employment terminates for any reason, or if the Participant’s employment status changes such that the Participant is no longer an Eligible Employee, before the Exercise Date for any Purchase Period, no payroll deduction shall be taken from any pay due and owing to the Participant and the balance in the Participant’s notional account shall be paid, as if such Participant had withdrawn from the Plan under Section 10, to such Participant or, in the case of such Participant’s death, to (i) the legal representative of the Participant’s estate; or (ii) if no such legal representative has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. An employee shall be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. Unless otherwise determined by the Administrator, a Participant whose employment transfers between, or whose employment terminates with an immediate rehire (with no break in service) by, Designated Subsidiaries or a Designated Subsidiary and the Company shall not be treated as having terminated employment for purposes of participating in the Plan or an Offering; provided, however, that if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right shall be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s Purchase Right shall remain non-qualified under the Non-423 Component.

15. Adjustment in Case of Changes Affecting Common Stock. Subject to any required action by the stockholders of the Company, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan, the limit on the shares which may be purchased by any Participant during an Offering

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(as described in Section 11(a)) and the number of shares of Common Stock subject to, and the Purchase Price of, each outstanding Purchase Right, in order to prevent dilution or enlargement of Participants’ rights under the Plan.  Any fractional share resulting from an adjustment pursuant to this Section 15 shall be rounded down to the nearest whole number, and in no event may the Purchase Price of any Purchase Right be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Administrator pursuant to this Section 15 shall be final, binding and conclusive.

16. Reorganization Events. In connection with a Reorganization Event, the Administrator may take such actions with respect to outstanding Purchase Rights as the Administrator deems appropriate, consistent with applicable law and the treatment of the 423 Component as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, including, any one or more of the following:

(a) provide that Purchase Rights shall be assumed, or substantially equivalent Purchase Rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

(b) upon written notice to Participants, provide that all outstanding Purchase Rights will be terminated as of the effective date of the Reorganization Event and that all such outstanding Purchase Rights will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Administrator in such notice, which date shall not be less than ten (10) days preceding the effective date of the Reorganization Event;

(c) upon written notice to Participants, provide that all outstanding Purchase Rights will be cancelled as of a date prior to the effective date of the Reorganization Event and that all accumulated payroll deductions will be returned to the Participant on such date;

(d) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive, upon consummation thereof, a cash payment for each share surrendered in the Reorganization Event, make or provide for a cash payment to a Participant equal to the excess, if any, of (1) the amount of cash payable for a Common Share pursuant to the Reorganization Event times the number of shares of Common Stock subject to the Participant’s Purchase Right over (2) the aggregate Purchase Price of the Common Stock subject to such Purchase Right, in exchange for the termination of such Purchase Right;

(e) provide that, in connection with a liquidation or dissolution of the Company, Purchase Rights shall convert into the right to receive liquidation proceeds (net of the Purchase Price thereof); or

(f) any combination of the foregoing.

For purposes of clause (a) above, a Purchase Right shall be considered assumed if, following consummation of the Reorganization Event, the Purchase Right confers the right to purchase, for each share of Common Stock subject to the Purchase Right immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities, or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Purchase Rights to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Administrator) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

In addition, with respect to any outstanding Purchase Right under the 423 Component of the Plan, any action taken under this Section 16 shall be consistent with the intent that such Purchase Rights comply with Section 423 of the Code, unless otherwise expressly determined by the Administrator. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other Reorganization Event.

17. Special Rules and Sub-Plans. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules or sub-plans applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees, regarding, without limitation, eligibility to participate in the Plan, handling and making of payroll deductions or contribution by other means, establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and

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handling of share issuances, any of which may vary according to applicable requirements; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423 of the Code, the employees subject to such special rules or sub-plans shall participate in the Non-423 Component, and Purchase Rights granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code.

18. Amendment, Suspension and Termination of the Plan.

(a)Amendment of the Plan.  The Board may at any time and from time to time amend the Plan in any respect, except that, without the approval by the shareholders of the Company within 12 months of such Board action, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require shareholder approval under the requirements of any stock exchange upon which the shares may then be listed or in order for the 423 Component of the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code. In no event may any amendment be made which would cause the 423 Component of the Plan to fail to comply with Section 423 of the Code.

(b)Suspension of the Plan. The Administrator may, at any time, suspend the Plan; provided that the Company shall provide notice to the Participants prior to the effectiveness of such suspension. The Administrator may resume the operation of the Plan following any such suspension; provided that the Company shall provide notice to the Participants prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless the Participant withdraws pursuant to Section 10). However, no Purchase Rights shall be granted or exercised, and no payroll deductions shall be made in respect of any Participant, during the suspension period.

(c) Termination of the Plan. The Board reserves the right to terminate the Plan, in whole or in part, at any time.  The Plan shall terminate upon the date when all shares of Common Stock reserved under Section 3 of the Plan have been purchased, or upon such earlier date as may be determined by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

19. Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares of Common Stock purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned in a manner consistent with the requirements of Section 423(b)(4) and (5) of the Code and the regulations thereunder among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

20. Notification Upon Sale of Shares Under 423 Component. Each Participant shall agree, by enrolling in the 423 Component of the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Purchase Right pursuant to which such shares were purchased or within one year after the date such shares were purchased.

21. Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees participating in the 423 Component shall have the same rights and privileges.

22. General.

(a) No Right to Purchase Rights; No Shareholder Rights; No Right to Employment. No person shall have any right to be granted any Purchase Right under the Plan. No person shall have any rights as a shareholder with respect to any Common Stock to be issued under the Plan prior to the issuance thereof. The Plan is not a contract of employment, and the terms of employment of any Participant shall not be affected in any way by the Plan except as specifically provided in the Plan.  The establishment of, enrollment in, or grant of a Purchase Right under the Plan shall not be construed as giving any person the right to be retained in the employ of the Company or any Subsidiary. Further, the Company and each Subsidiary expressly reserves the right at any time to dismiss an employee free from any liability or any claim under the Plan, except as expressly provided herein.

(b) Purchase Rights Not Transferable.  Except as provided herein, or to the extent otherwise required by applicable law, no Participant may alienate, commute, anticipate, assign, pledge, encumber, transfer, or dispose of any Purchase Rights hereunder, which Purchase Rights and the right to receive them are expressly declared to be nonassignable and nontransferable.  Further, notwithstanding any other provision of the Plan to the contrary, Purchase

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Rights under the 423 component are not transferable by a Participant other than by will or the laws of descent and distribution and are exercisable during the Participant’s lifetime only by the Participant.

(c) Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose, unless otherwise required under applicable law.

(d) Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to the completion of any registration or qualification of the Common Stock under any U.S. or non-U.S. local, state or federal securities or exchange control law, or under rulings or regulations of the SEC or of any other governmental regulatory body, and to obtaining any approval or other clearance from any U.S. and non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company may, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the Common Stock with the SEC or any other U.S. or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of such stock. If, pursuant to this Section 22, the Administrator determines that the shares of Common Stock will not be issued to any Participant, all accumulated payroll deductions will be promptly refunded, without interest (unless otherwise required pursuant to applicable law), to the Participant, without any liability to the Company or any of its Subsidiaries.

(e) Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

(f) Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

(g) Compliance with Applicable Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to a right to purchase unless the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934 (each as amended) and the requirements of any stock exchange upon which the shares may then be listed.

(h) Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed and enforced as if such provision had not been included.

(i) Governing Law. This Plan and all Purchase Rights and actions taken thereunder shall be governed by, and construed in accordance with, applicable federal law and, to the extent not preempted by applicable federal law, the laws of the State of Delaware, applied without regard to conflict of law principles.

(j) Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary may, but shall not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary any tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. In addition, the Company or any Subsidiary may, but shall not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding that the Company or any Subsidiary deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company shall not be required to issue any Common Stock under the Plan until such obligations are satisfied.

(k) Section 409A of the Code. The 423 Component of the Plan is intended to be exempt from the provisions of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from, or to comply with, the provisions of Section 409A of the Code, any ambiguities herein shall be interpreted in accordance with such intent. Notwithstanding the foregoing, neither the Company, the Board, the Committee nor the Administrator shall have any liability to a Participant or any other party if a Purchase Right to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant, or for any action taken by the Administrator with respect thereto. The Company makes no guaranty or warranty of the tax treatment of Purchase Rights under the Plan, under Section 409A or otherwise.

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(l) Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person, or other person incapable of accepting receipt shall be deemed paid when paid to such person’s guardian, agent or attorney-in-fact under a power of attorney, or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Board, the Administrator, the Company and any Designated Subsidiary, and all other parties with respect thereto.

(m) Headings and Captions; Rules of Construction. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan. Whenever used in the Plan, words in the masculine gender shall be deemed to refer to females as well as to males; words in the singular shall be deemed to refer also to the plural; and references to a statute or statutory provision shall be construed as if they referred also to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder. Except where otherwise indicated, references to Sections are references to sections of this Plan.

(n) Unfunded Status of Plan. The Plan is unfunded and shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any Participant (or beneficiary thereof), on the one hand, and the Company, any Designated Subsidiary, the Board, the Administrator, or any other person, on the other hand.

[END OF DOCUMENT]

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VIEW MATERIALS & VOTE w SCAN TO MACY'S, INC. 151 WEST 34th STREET NEW YORK, NY 10001 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/M2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 19, 2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D74916-P69077-Z82029 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MACY'S, INC. The Board of Directors Recommends a Vote "For" the Following Nominees: 1. Election of 13 directors to the Macy's, Inc. Board of Directors named in, and for the term, described in the Proxy Statement. For ! ! ! ! ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Francis S. Blake For Against Abstain The Board of Directors Recommends a Vote "For" Item 2. 2. Ratification of the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 28, 2023. ! ! ! 1b. Torrence N. Boone 1c. Ashley Buchanan The Board of Directors Recommends a Vote "For" Item 3. ! ! ! 1d. John A. Bryant 3. Advisory vote to approve named executive officer compensation. 1e. Marie Chandoha The Board of Directors Recommends a Vote "For" Item 4. ! ! ! 4. Approval of Macy’s, Inc. Employee Stock Purchase Plan. 1f. Deirdre P. Connelly 1g. Jeff Gennette NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all the Nominees and "FOR" Items 2, 3 and 4. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. For purposes of the 2022 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement). This proxy is governed by the laws of the State of Delaware. 1h. Jill Granoff 1i. Leslie D. Hale 1j. William H. Lenehan 1k. Sara Levinson 1l. Paul C. Varga 1m. Tracey Zhen Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. D74917-P69077-Z82029 MACY'S, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS May 20, 2022 The undersigned Shareholder(s) hereby appoint(s) Deirdre P. Connelly and Paul C. Varga, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Macy’s, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on May 20, 2022, to be held virtually at www.virtualshareholdermeeting.com/M2022, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE AND "FOR" ITEMS 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

VIEW MATERIALS & VOTE w SCAN TO MACY'S, INC. 151 WEST 34th STREET NEW YORK, NY 10001 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 17, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/M2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 17, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 17, 2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D74918-P69077-Z82029 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MACY'S, INC. The Board of Directors Recommends a Vote "For" the Following Nominees: 1. Election of 13 directors to the Macy's, Inc. Board of Directors named in, and for the term, described in the Proxy Statement. For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Francis S. Blake For Against Abstain The Board of Directors Recommends a Vote "For" Item 2. 2. Ratification of the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 28, 2023. ! ! ! 1b. Torrence N. Boone 1c. Ashley Buchanan The Board of Directors Recommends a Vote "For" Item 3. ! ! ! 1d. John A. Bryant 3. Advisory vote to approve named executive officer compensation. 1e. Marie Chandoha The Board of Directors Recommends a Vote "For" Item 4. ! ! ! 4. Approval of Macy’s, Inc. Employee Stock Purchase Plan. 1f. Deirdre P. Connelly 1g. Jeff Gennette NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all the Nominees and "FOR" Items 2, 3 and 4. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. For purposes of the 2022 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement). This proxy is governed by the laws of the State of Delaware. 1h. Jill Granoff 1i. Leslie D. Hale 1j. William H. Lenehan 1k. Sara Levinson 1l. Paul C. Varga 1m. Tracey Zhen Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. D74919-P69077-Z82029 MACY'S, INC. To: J.P. Morgan Chase Bank, as Trustee for the Macy’s, Inc. 401(k) Retirement Investment Plan. ANNUAL MEETING OF SHAREHOLDERS May 20, 2022 I acknowledge receipt of the Letter to Shareholders, the Notice of Annual Meeting of Shareholders of Macy’s, Inc. to be held on May 20, 2022, and the related Proxy Instructions. As to my proportional interest in any stock of Macy’s, Inc. registered in your name, you are directed as indicated on the reverse side as to the matters listed in the form of Proxy solicited by the Board of Directors of Macy’s, Inc. I understand that if I sign this instruction card on the other side and return it without otherwise indicating my voting instructions, it will be understood that I wish my proportional interest in the shares to be voted by you in accordance with the recommendations of the Board of Directors of Macy’s, Inc. as to Items 1 through 4. If my voting instructions are not received by 11:59 p.m. Eastern Time on May 17, 2022, I understand that you will vote my proportional interest in the same ratio as you vote the proportional interest for which you receive instructions from other plan participants. If any such stock is registered in the name of your nominee, the authority and directions herein shall extend to such nominee. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE AND "FOR" ITEMS 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE